UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER              811-04087
                                  --------------------------------------------
EXETER FUND, INC.
------------------------------------------------------------------------------
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

290 WOODCLIFF DRIVE,   FAIRPORT, NY                14450
------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)

B. REUBEN AUSPITZ     290 WOODCLIFF DRIVE,   FAIRPORT, NY  14450
------------------------------------------------------------------------------
(NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:     585-325-6880
                                                   ---------------------------

DATE OF FISCAL YEAR END:                      OCTOBER 31, 2005
                        ------------------------------------------------------

DATE OF REPORTING PERIOD:    NOVEMBER 1, 2004 THROUGH OCTOBER 31, 2005
                         -----------------------------------------------------

FORM N-CSR IS TO BE USED BY MANAGEMENT INVESTMENT COMPANIES TO FILE REPORTS WITH THE COMMISSION NOT LATER THAN 10 DAYS AFTER THE TRANSMISSION TO STOCKHOLDERS OF ANY REPORT THAT IS REQUIRED TO BE TRANSMITTED TO STOCKHOLDERS UNDER RULE 30E-1 UNDER THE INVESTMENT COMPANY ACT OF 1940 (17 CFR 270.30E-1). THE COMMISSION MAY USE THE INFORMATION PROVIDED ON FORM N-CSR IN ITS REGULATORY, DISCLOSURE REVIEW, INSPECTION, AND POLICYMAKING ROLES.

A REGISTRANT IS REQUIRED TO DISCLOSE THE INFORMATION SPECIFIED BY FORM N-CSR, AND THE COMMISSION WILL MAKE THIS INFORMATION PUBLIC. A REGISTRANT IS NOT REQUIRED TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN FORM N-CSR UNLESS THE FORM DISPLAYS A CURRENTLY VALID OFFICE OF MANAGEMENT AND BUDGET ("OMB") CONTROL NUMBER. PLEASE DIRECT COMMENTS CONCERNING THE ACCURACY OF THE INFORMATION COLLECTION BURDEN ESTIMATE AND ANY SUGGESTIONS FOR REDUCING THE BURDEN TO SECRETARY, SECURITIES AND EXCHANGE COMMISSION, 450 FIFTH STREET, NW, WASHINGTON, DC 20549-0609. THE OMB HAS REVIEWED THIS COLLECTION OF INFORMATION UNDER THE CLEARANCE REQUIREMENTS OF 44 U.S.C. SECTION 3507.

ITEM 1:  REPORTS TO STOCKHOLDERS



December 27, 2005


To Shareholders of the following Series of the Exeter Fund, Inc.:

Pro-BlendR Conservative Term Series
Pro-BlendR Moderate Term Series
Pro-BlendR Extended Term Series
Pro-BlendR Maximum Term Series
Tax Managed Series
Equity Series
Overseas Series

Dear Shareholder:

Enclosed are copies of the Annual Reports for each of the above Series of the Exeter Fund in which you owned shares as of October 31, 2005. The reports include information about the Series' performance as well as portfolio listings as of that date.

Please contact our Fund Services department at 1-800-466-3863 if you have any questions about your Exeter Fund account.

Sincerely,

/s/ Amy J. Williams

Amy J. Williams
Fund Services Manager

Exeter Fund, Inc.
Annual Report
October 31, 2005
Tax Managed Series

Management Discussion and Analysis (unaudited)


DEAR SHAREHOLDERS:

At this time last year we noted that investors had taken a wait-and-see approach in response to conflicting economic data. This was followed by a strong two months for stocks at the end of 2004, as the presidential election was decided and fears regarding the effects of the falling U.S. dollar were dampened. Since the end of 2004, although traveling in anything but a straight line, the stock market as represented by the S&P 500 Total Return Index has been essentially unchanged. Each month it seems that positive economic news releases are followed by negative news, making it an environment with few dominant trends. The rise in oil prices, which led to a strong rally in energy stock prices especially in the third quarter, is the one prevailing equity sector trend of note  in  2005.

The Tax Managed Series had a large position in the Energy sector relative to the S&P 500 Total Return Index for the majority of the past year and benefited from the upward pressure on oil prices. In the third quarter of this year, we took advantage of the strength of the sector by selling some of our Energy holdings and locking in some gains that had accumulated over prior quarters. Despite partially paring back these positions, we continue to participate in this sector and maintain a positive outlook in this area going forward. These investments have been successful, but from a portfolio construction viewpoint, they also represent something of a hedge against higher oil prices acting as a drag on the economy.

Beyond the oil theme, it should be pointed out that several of the negative forces in the economy right now are specific to the United States. That being the case, we also have a meaningful allocation to foreign stocks and we continue to look for opportunities in foreign markets. Also, while we kept a modest technology position as valuations reached recent highs, we selectively expanded our allocation to the Information Technology sector as valuations receded to lower levels.

Overall, given the current environment, the portfolio is currently driven less by broad trends than by selective individual stock opportunities. These opportunities, anchored by our bottom-up strategies and pricing disciplines, have been an especially important contributor to our outperformance relative to the S&P 500 Total Return Index, given the lack of significant trends influencing the equity market beyond the Energy sector over the past year. Holdings in several industries, including office supply stores, media/cable companies, and utility companies made significant contributions to the Series' performance this year.

We continue to seek to minimize taxable distributions, primarily by minimizing short-terms gains and by offsetting gains with losses when prudent. The Tax Managed Series has outperformed its benchmark on both a pre-tax and a tax-adjusted basis for the past year, and it is also important to note that the Series has outperformed its benchmark for the longer-term current market cycle period (starting April 1, 2000). Because a market cycle includes both periods of rising and falling markets, it provides a more balanced view of performance than shorter periods or calendar-year based periods.

Corporate earnings have continued to rise even while most prices have been stuck in neutral. To price-conscious investors, this means there are securities with attractive valuations available. This type of market may not yield spectacular returns, but for the patient investor it may represent a steady flow of valuation-based opportunities.

We  wish  you  a  happy  and  healthy  new  year.

Sincerely,

EXETER ASSET MANAGEMENT

Performance Update as of October 31, 2005 (unaudited)




                                                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                                                      AS OF OCTOBER 31, 2005
                                                               ----------------------------------------------------------
                                                                            One                Five    Ten       Since
                                                                           Year                Year    Year   Inception1
Exeter Fund, Inc. - Tax Managed Series
Returns Before Taxes2                                                                 14.96%   3.78%  11.13%       11.13%
Returns After Taxes on Distributions3                                                 14.05%   3.49%  10.85%       10.85%
Returns After Taxes on Distributions and Sale of Fund Shares3                         10.81%   3.14%   9.84%        9.84%
Standard & Poor's (S&P) 500 Total Return Index4                                        8.71%  -1.74%   9.34%        9.34%




The following graph compares the value of a $10,000 investment in the Exeter Fund, Inc. - Tax Managed Series (returns before taxes) from its inception1 (11/1/95) to present (10/31/05) to the S&P 500 Total Return Index.


Data for line chart to follow:

<graphic>
<line chart>



           Exeter Fund, Inc.         S&P 500
Date      Tax Managed Series   Total Return Index
11/1/95   $            10,000  $            10,000
10/31/96               11,630               12,408
10/31/97               15,200               16,392
10/31/98               14,855               19,996
10/31/99               18,129               25,127
10/31/00               23,863               26,656
10/31/01               20,480               20,022
10/31/02               18,537               16,999
10/31/03               21,367               20,532
10/31/04               24,990               22,464
10/31/05               28,728               24,421




1Performance numbers for the Series and Index are calculated from November 1, 1995, the Series' inception date.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results. 3Returns after taxes on distributions assume that an investor owned the Series during the entire period and paid taxes on the Series' distributions. Returns after taxes on distributions and sale of series shares assume that an investor paid taxes on the Series' distributions and sold all shares at the end of each period. After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not indicative of future tax effects. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.
4The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

Shareholder Expense Example (unaudited)


As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.



                               BEGINNING         ENDING       EXPENSES PAID
                             ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*
                                 5/1/05         10/31/05     5/1/05-10/31/05

Actual                       $     1,000.00  $     1,088.40  $           6.32
Hypothetical
(5% return before expenses)  $     1,000.00  $     1,019.16  $           6.11



*Expenses are equal to the Series' annualized expense ratio (for the six-month period) of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series' total return would have been lower had certain expenses not been waived during the period.

Portfolio  Composition  as  of  October  31,  2005  (unaudited)


Data  for  pie  chart  to  follow:

<graphic>
<pie  chart>

Sector  Allocation*




Consumer Discretionary                                            17.5%
Consumer Staples                                                  12.5%
Energy                                                             8.2%
Financials                                                        10.2%
Health Care                                                       15.2%
Industrials                                                       10.6%
Information Technology                                            10.9%
Materials                                                          6.9%
Telecommunication Services                                         3.6%
Utilities                                                          3.0%
Cash, short-term investments, and liabilities, less other assets   1.4%

*As a percentage of net assets.

Investment  Portfolio  -  October  31,  2005




                                                         VALUE
                                              SHARES   (NOTE 2)
--------------------------------------------  ------  ----------

COMMON STOCKS - 98.6%
CONSUMER DISCRETIONARY - 17.5%
DIVERSIFIED CONSUMER SERVICES - 3.7%
Career Education Corp.*                        2,775  $   98,762
Weight Watchers International, Inc.*           2,900     152,453
                                                    ------------
                                                         251,215
                                                    ------------

HOTELS, RESTAURANTS & LEISURE - 3.3%
Carnival Corp.                                 1,850      91,890
International Game Technology                  5,100     135,099
                                                    ------------
                                                         226,989
                                                    ------------

LEISURE EQUIPMENT & PRODUCTS - 1.1%
Marvel Entertainment, Inc.*                    4,425      77,880
                                                    ------------

MEDIA - 8.0%
Comcast Corp. - Class A*                       3,575      99,492
The E.W. Scripps Co. - Class A                 2,225     101,905
Pearson plc (United Kingdom) (Note 7)          9,900     110,031
Time Warner, Inc.                             13,350     238,031
                                                    ------------
                                                         549,459
                                                    ------------

SPECIALTY RETAIL - 1.4%
Office Depot, Inc.*                            3,525      97,043
                                                    ------------

TOTAL CONSUMER DISCRETIONARY                           1,202,586
                                                    ------------

CONSUMER STAPLES - 12.5%
BEVERAGES - 1.7%
The Coca-Cola Co.                              2,750     117,645
                                                    ------------

FOOD & STAPLES RETAILING - 2.5%
Carrefour S.A. (France) (Note 7)               1,675      74,465
Wal-Mart Stores, Inc.                          2,125     100,534
                                                    ------------
                                                         174,999
                                                    ------------

FOOD PRODUCTS - 6.3%
Nestle S.A. (Switzerland) (Note 7)               650     193,638
Unilever plc - ADR (United Kingdom) (Note 7)   5,850     237,510
                                                    ------------
                                                         431,148
                                                    ------------

PERSONAL PRODUCTS - 2.0%
The Estee Lauder Companies, Inc. - Class A     4,225     140,143
                                                    ------------

TOTAL CONSUMER STAPLES                                   863,935
                                                    ------------

ENERGY - 8.2%
ENERGY EQUIPMENT & SERVICES - 5.6%
Baker Hughes, Inc.                               725      39,846
Cooper Cameron Corp.*                            825      60,827
National-Oilwell Varco, Inc.*                  1,179      73,652
Schlumberger Ltd.                              1,425     129,347




The accompanying notes are an integral part of the financial statements.

Investment  Portfolio  -  October  31,  2005




                                                                                     VALUE
                                                                          SHARES   (NOTE 2)
------------------------------------------------------------------------  ------  ----------

ENERGY (continued)
ENERGY EQUIPMENT & SERVICES (continued)
Transocean, Inc.*                                                            700  $   40,243
Weatherford International Ltd.*                                              650      40,690
                                                                                ------------
                                                                                     384,605
                                                                                ------------

OIL, GAS & CONSUMABLE FUELS - 2.6%
Amerada Hess Corp.                                                         1,425     178,268
                                                                                ------------

TOTAL ENERGY                                                                         562,873
                                                                                ------------

FINANCIALS - 10.2%
CAPITAL MARKETS - 4.5%
The Bank of New York Co., Inc.                                             5,675     177,571
SEI Investments Co.                                                        3,425     132,890
                                                                                ------------
                                                                                     310,461
                                                                                ------------

COMMERCIAL BANKS - 5.7%
PNC Financial Services Group, Inc.                                         1,550      94,101
U.S. Bancorp                                                               4,100     121,278
Wachovia Corp.                                                             3,475     175,557
                                                                                ------------
                                                                                     390,936
                                                                                ------------

TOTAL FINANCIALS                                                                     701,397
                                                                                ------------

HEALTH CARE - 15.2%
HEALTH CARE EQUIPMENT & SUPPLIES - 4.5%
Boston Scientific Corp.                                                    6,275     157,628
DENTSPLY International, Inc.                                               1,200      66,168
PerkinElmer, Inc.                                                          4,025      88,832
                                                                                ------------
                                                                                     312,628
                                                                                ------------

HEALTH CARE PROVIDERS & SERVICES - 2.8%
Emdeon Corp.*                                                             20,775     191,130
                                                                                ------------

PHARMACEUTICALS - 7.9%
GlaxoSmithKline plc - ADR (United Kingdom) (Note 7)                        3,400     176,766
Novartis AG - ADR (Switzerland) (Note 7)                                   3,350     180,297
Pfizer, Inc.                                                               4,625     100,547
Schering-Plough Corp.                                                      4,125      83,903
                                                                                ------------
                                                                                     541,513
                                                                                ------------

TOTAL HEALTH CARE                                                                  1,045,271
                                                                                ------------

INDUSTRIALS - 10.6%
AEROSPACE & DEFENSE - 1.5%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)   2,600     100,854
                                                                                ------------

AIR FREIGHT & LOGISTICS - 1.4%
United Parcel Service, Inc. - Class B                                      1,325      96,645
                                                                                ------------




The accompanying notes are an integral part of the financial statements.

Investment  Portfolio  -  October  31,  2005




                                                                VALUE
                                                       SHARES  (NOTE 2)
----------------------------------------------------  ------- ---------

INDUSTRIALS (continued)
AIRLINES - 2.5%
JetBlue Airways Corp.*                                 2,800  $ 52,108
Southwest Airlines Co.                                 7,475   119,675
                                                            ----------
                                                               171,783
                                                            ----------

COMMERCIAL SERVICES & SUPPLIES - 1.3%
The Dun & Bradstreet Corp.*                            1,400    88,648
                                                            ----------

ELECTRICAL EQUIPMENT - 1.0%
Gamesa Corporacion Tecnologica S.A. (Spain) (Note 7)   4,925    68,340
                                                            ----------

MACHINERY - 1.0%
AGCO Corp.*                                            4,550    72,755
                                                            ----------

ROAD & RAIL - 1.9%
CSX Corp.                                              2,825   129,413
                                                            ----------

TOTAL INDUSTRIALS                                              728,438
                                                            ----------

INFORMATION TECHNOLOGY - 10.9%
COMMUNICATIONS EQUIPMENT - 4.6%
Avaya, Inc.*                                          13,125   151,200
Cisco Systems, Inc.*                                   9,300   162,285
                                                            ----------
                                                               313,485
                                                            ----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
Solectron Corp.*                                      18,525    65,393
                                                            ----------

IT SERVICES - 1.6%
First Data Corp.                                       2,700   109,215
                                                            ----------

SOFTWARE - 3.8%
McAfee, Inc.*                                          1,125    33,784
Symantec Corp.*                                        7,850   187,223
Synopsys, Inc.*                                        2,200    41,690
                                                            ----------
                                                               262,697
                                                            ----------

TOTAL INFORMATION TECHNOLOGY                                   750,790
                                                            ----------

MATERIALS - 6.9%
CHEMICALS - 6.1%
Engelhard Corp.                                        5,525   150,280
Lonza Group AG (Switzerland) (Note 7)                  1,475    85,021
Minerals Technologies, Inc.                            1,800    96,228
Nalco Holding Co.*                                     5,275    89,675
                                                            ----------
                                                               421,204
                                                            ----------

PAPER & FOREST PRODUCTS - 0.8%
Aracruz Celulose S.A. - ADR (Brazil) (Note 7)          1,450    55,535
                                                            ----------

TOTAL MATERIALS                                                476,739
                                                            ----------




The accompanying notes are an integral part of the financial statements.

Investment  Portfolio  -  October  31,  2005




                                                               SHARES/          VALUE
                                                          PRINCIPAL AMOUNT    (NOTE 2)
--------------------------------------------------------  -----------------  -----------

TELECOMMUNICATION SERVICES - 3.6%
WIRELESS TELECOMMUNICATION SERVICES - 3.6%
Vodafone Group plc - ADR (United Kingdom) (Note 7)                    9,325  $  244,875
                                                                           ------------

UTILITIES - 3.0%
ELECTRIC UTILITIES - 3.0%
Allegheny Energy, Inc.*                                               4,950     139,887
American Electric Power Co., Inc.                                     1,825      69,277
                                                                           ------------
TOTAL UTILITIES                                                                 209,164
                                                                           ------------

TOTAL COMMON STOCKS
(Identified Cost $5,906,030)                                                  6,786,068
                                                                           ------------

SHORT-TERM INVESTMENTS - 2.8%
Dreyfus Treasury Cash Management - Institutional Shares              46,584      46,584
U.S. Treasury Bill, 11/10/2005                            $         150,000     149,878
                                                                           ------------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $196,462)                                                      196,462
                                                                           ------------

TOTAL INVESTMENTS - 101.4%
(Identified Cost $6,102,492)                                                  6,982,530

LIABILITIES, LESS OTHER ASSETS - (1.4%)                                         (96,908)
                                                                           ------------

NET ASSETS - 100%                                                            $6,885,622
                                                                           ============




*Non-income producing security
ADR - American Depository Receipt


The accompanying notes are an integral part of the financial statements.

Statement  of  Assets  and  Liabilities


October  31,  2005




ASSETS:
Investments, at value (identified cost $6,102,492) (Note 2)     $6,982,530
Foreign tax reclaims receivable                                      2,694
Dividends receivable                                                 2,099
                                                                ----------
TOTAL ASSETS                                                     6,987,323
                                                                ----------

LIABILITIES:

Accrued management fees (Note 3)                                       483
Accrued fund accounting and transfer agent fees (Note 3)             2,417
Accrued Chief Compliance Officer services (Note 3)                   1,537
Accrued directors' fees (Note 3)                                       130
Payable for securities purchased                                    68,203
Audit fees payable                                                  27,345
Other payables and accrued expenses                                  1,586
                                                                ----------
TOTAL LIABILITIES                                                  101,701
                                                                ----------
TOTAL NET ASSETS                                                $6,885,622
                                                                ==========

NET ASSETS CONSIST OF:

Capital stock                                                   $    2,690
Additional paid-in-capital                                       5,206,924
Undistributed net investment income                                 13,865
Accumulated net realized gain on investments and other assets
and liabilities                                                    782,253
Net unrealized appreciation on investments and other assets
and liabilities                                                    879,890
                                                                ----------
TOTAL NET ASSETS                                                $6,885,622
                                                                ==========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A ($6,885,622/269,003 shares)           $    25.60
                                                                ==========




The accompanying notes are an integral part of the financial statements.

Statement  of  Operations


For  the  Year  October  31,  2005




INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $3,459)       $ 89,048
Interest                                                 7,464
                                                      --------
Total Investment Income                                 96,512
                                                      --------

EXPENSES:

Management fees (Note 3)                                67,426
Fund accounting and transfer agent fees (Note 3)        13,222
Directors' fees (Note 3)                                 7,661
Chief Compliance Officer services (Note 3)               5,446
Audit fees                                              27,320
Custodian fees                                           3,784
Miscellaneous                                           11,733
                                                      --------
Total Expenses                                         136,592
Less reduction of expenses (Note 3)                    (55,626)
                                                      --------
Net Expenses                                            80,966
                                                      --------
NET INVESTMENT INCOME                                   15,546
                                                      --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on -
Investments                                            784,821
Foreign currency and other assets and liabilities         (175)
                                                      --------
                                                       784,646
                                                      --------

Net change in unrealized appreciation on -
Investments                                            122,840
Foreign currency and other assets and liabilities         (235)
                                                      --------
                                                       122,605
                                                      --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                            907,251
                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                            $922,797
                                                      ========




The accompanying notes are an integral part of the financial statements.

Statements  of  Changes  in  Net  Assets




                                                         FOR THE       FOR THE
                                                        YEAR ENDED    YEAR ENDED
                                                         10/31/05      10/31/04
                                                       ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                  $    15,546   $     6,157
Net realized gain on investments                           784,646       501,209
Net change in unrealized appreciation on investments       122,605       364,736
                                                       -----------   -----------
Net increase from operations                               922,797       872,102
                                                       -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 8):

From net investment income                                  (4,007)      (11,932)
From net realized gain on investments                     (351,018)            -
                                                       -----------   -----------
Total distributions to shareholders                       (355,025)      (11,932)
                                                       -----------   -----------

CAPITAL STOCK ISSUED AND
REPURCHASED:

Net increase from capital share transactions
(Note 5)                                                   113,338       469,643
                                                       -----------   -----------
Net increase in net assets                                 681,110     1,329,813

NET ASSETS:

Beginning of year                                        6,204,512     4,874,699
                                                       -----------   -----------
END OF YEAR (including undistributed net investment
income of $13,865 and $2,526, respectively)            $ 6,885,622   $ 6,204,512
                                                       ===========   ===========




The accompanying notes are an integral part of the financial statements.

Financial  Highlights




                                                                                   FOR THE YEARS ENDED
                                                          10/31/05          10/31/04    10/31/03    10/31/02    10/31/01
                                                    ---------------------  ----------  ----------  ----------  ---------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                 $              23.51   $   20.15   $   17.59   $   19.53   $   22.83
                                                    ---------------------  ----------  ----------  ----------  ---------

Income (loss) from investment operations:
Net investment income                                               0.06        0.03        0.05        0.10        0.11
Net realized and unrealized gain (loss) on
investments                                                         3.36        3.38        2.62       (1.94)      (3.34)
                                                    ---------------------  ----------  ----------  ----------  ---------
Total from investment operations                                    3.42        3.41        2.67       (1.84)      (3.23)
                                                    ---------------------  ----------  ----------  ----------  ---------

Less distributions to shareholders:
From net investment income                                         (0.02)      (0.05)      (0.11)      (0.10)      (0.07)
From net realized gain on investments                              (1.31)          -           -           -           -
                                                    ---------------------  ----------  ----------  ----------  ---------
Total distributions to shareholders                                (1.33)      (0.05)      (0.11)      (0.10)      (0.07)
                                                    ---------------------  ----------  ----------  ----------  ---------
NET ASSET VALUE - END OF YEAR                       $              25.60   $   23.51   $   20.15   $   17.59   $   19.53
                                                    =====================  ==========  ==========  ==========  =========

Total return1                                                      14.96%      16.96%      15.27%     (9.49%)    (14.17%)

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
Expenses*                                                           1.20%       1.20%       1.20%       1.20%       1.20%
Net investment income                                               0.23%       0.10%       0.26%       0.53%       0.67%

Portfolio turnover                                                    68%         64%         34%         63%         44%

NET ASSETS - END OF YEAR (000's omitted)            $              6,886   $   6,205   $   4,875   $   3,726   $   3,362
                                                    =====================  ==========  ==========  ==========  =========




*The investment advisor did not impose all of its management fee and in some periods paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:



0.82%  0.83%  2.53%  3.16%  3.23%




1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the year.


The accompanying notes are an integral part of the financial statements.

Notes  to  Financial  Statements


1.  ORGANIZATION

Tax Managed Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to maximize long-term growth while attempting to minimize the impact of taxes on the total return earned by shareholders.

The Series is authorized to issue five classes of shares (Class A, B, C, D and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

Shares of the Series are offered to investors and employees of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of October 31, 2005, 1.16 billion shares have been designated in total among 21 series, of which 37.5 million have been designated as Tax Managed Series Class A common stock.

2.  SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY VALUATION
Portfolio securities, including domestic equities, foreign equities and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

Notes  to  Financial  Statements

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES  (continued)
The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

FEDERAL TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

INDEMNIFICATIONS
The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

OTHER
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes  to  Financial  Statements


3.  TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series' average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund (except a percentage of the Fund's Chief Compliance Officer's salary, which is paid by the Fund, and the Special Assistant Secretary's salary, which is paid by BISYS Fund Services Ohio, Inc. ("BISYS")), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2007, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $55,626 for the year ended October 31, 2005, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2005, the Fund paid the Advisor an annual fee of 0.13% of the Fund's average daily net assets up to $900 million, 0.10% for the Fund's average daily net assets between $900 million and $1.5 billion, and 0.06% for the Fund's average daily net assets over $1.5 billion. Effective November 1, 2005, the fee rates were reduced as follows: 0.12% of the Fund's average daily net assets up to $900 million, 0.09% for the Fund's average daily net assets between $900 million and $1.5 billion, and 0.05% for the Fund's average daily net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund's Compliance Program, are charged. Expenses not directly attributable to a series are allocated based on each series' relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4.  PURCHASES  AND  SALES  OF  SECURITIES

For the year ended October 31, 2005, purchases and sales of securities, other than United States Government securities and short-term securities, were $4,413,572 and $4,296,895, respectively. There were no purchases or sales of United States Government securities.

Notes  to  Financial  Statements


5.  CAPITAL  STOCK  TRANSACTIONS

Transactions  in  Class  A  shares  of  Tax  Managed  Series  were:



                       FOR THE YEAR                  FOR THE YEAR
                      ENDED 10/31/05                ENDED 10/31/04
             ---------------------------------  ----------------------
                 SHARES            AMOUNT        SHARES      AMOUNT
             ---------------  ----------------  --------  ------------
Sold                 49,352   $     1,191,527    74,451   $ 1,666,356
Reinvested           14,644           349,259       569        11,928
Repurchased         (58,944)       (1,427,448)  (52,998)   (1,208,641)
             ---------------  ----------------  --------  ------------
Total                 5,052   $       113,338    22,022   $   469,643
             ===============  ================  ========  ============



The Advisor owned 24,700 shares on October 31, 2005 (9.2% of shares outstanding) valued at $632,320.

6.  FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 2005.

7.  FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.  FEDERAL  INCOME  TAX  INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

Notes  to  Financial  Statements

The  tax  character  of  distributions  paid  were  as  follows:



                          FOR THE YEAR     FOR THE YEAR
                         ENDED 10/31/05   ENDED 10/31/04
                         ---------------  ---------------

Ordinary income          $         2,844  $        11,932
Long-term capital gains          352,181                -



Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gains for its taxable year ended October 31, 2005.

At October 31, 2005, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:




Cost for federal income tax purposes   $6,110,587

Unrealized appreciation                $  952,842
Unrealized depreciation                   (80,899)
                                       ----------
Net unrealized appreciation            $  871,943
Undistributed ordinary income              13,865
Undistributed long-term capital gains     790,348




FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For federal income tax purposes, the Series designates $2,844 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction is 100%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To  the  Board of Directors of Exeter Fund, Inc. and Shareholders of Tax Managed
Series:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax Managed Series (a Series of Exeter Fund, Inc., hereafter referred to as the "Series") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/S/  PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
DECEMBER  13,  2005

Directors'  and  Officers'  Information  (unaudited)


The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.




INTERESTED DIRECTOR
Name:                                               B. Reuben Auspitz*
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                58
Current Position(s) Held with Fund:                 Principal Executive Officer, President, Chairman & Director
Term of Office1 & Length of Time Served:            Indefinite - Director since 1984; Vice President 1984 - 2003;
                                                    President since 2004; Principal Executive Officer Since 2002
Principal Occupation(s) During Past 5 Years:        Executive Vice President, Co-Executive Director, Executive
                                                    Group Member** & Chief Compliance Officer since 2004, Manning
                                                    & Napier Advisors, Inc.;  President & Director, Manning & Napier
                                                    Investor Services, Inc.;  Holds or has held one or more of the following titles for various subsidiaries and affiliates:
                                                    President, Vice President, Director, Chairman, Treasurer, Chief
                                                    Compliance Officer or Member
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

Name:                                               Stephen B. Ashley
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                65
Current Position(s) Held with Fund:                 Director, Audit Committee Member, Governance & Nominating
                                                    Committee Member
Term of Office & Length of Time Served:             Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:        Chairman, Director, President & Chief Executive Officer,
                                                    The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      Genesee Corp.
                                                    The Ashley Group
                                                    Fannie Mae
--------------------------------------------------------------------------------------------------------------------------

Name:                                               Martin F. Birmingham
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                84
Current Position(s) Held with Fund:                 Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:             Indefinite - Since 1994
Principal Occupation(s) During Past 5 Years:        Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------

Name:                                               Peter L. Faber
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                67
Current Position(s) Held with Fund:                 Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:             Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:        Partner, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      Partnership for New York City, Inc.
                                                    New York Collegium
--------------------------------------------------------------------------------------------------------------------------
Name:                                               Harris H. Rusitzky
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                70
Current Position(s) Held with Fund:                 Director, Audit Committee Member, Governance & Nominating
                                                    Committee Member
Term of Office & Length of Time Served:             Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:        President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------




Directors'  and  Officers'  Information  (unaudited)




OFFICERS
Name:                                               Jeffrey S. Coons, Ph.D., CFA
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                42
Current Position(s) Held with Fund:                 Vice President
Term of Office1 & Length of Time Served:            Since 2004
Principal Occupation(s) During Past 5 Years:        Co-Director of Research since 2002 & Executive Group Member**,
                                                    Manning & Napier Advisors, Inc.; Managing Director - Risk
                                                    Management, Manning & Napier Advisors, Inc., 1993-2002;  Holds
                                                    one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------

Name:                                               Christine Glavin
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                39
Current Position(s) Held with Fund:                 Principal Financial Officer, Chief Financial Officer
Term of Office1 & Length of Time Served:            Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:        Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------

Name:                                               Jodi L. Hedberg
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                37
Current Position(s) Held with Fund:                 Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering
                                                    Compliance Officer
Term of Office1 & Length of Time Served:            Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:        Director of Compliance, Manning & Napier Advisors, Inc. & affiliates
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------

Name:                                               Alaina V. Metz
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                38
Current Position(s) Held with Fund:                 Special Assistant Secretary
Term of Office & Length of Time Served:             Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:        Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------





*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group, which consists of six members, performs the duties of the Office of the President, effective May 1, 2003.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

(This  page  intentionally  left  blank)

LITERATURE REQUESTS (unaudited)

PROXY VOTING POLICIES AND PROCEDURES
--------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                             1-800-466-3863
On the Securities and Exchange
     Commission's (SEC) web site     http://www.sec.gov

PROXY VOTING RECORD
-------------------------------------------------------------------------------
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                             1-800-466-3863
On the SEC's web site                http://www.sec.gov

QUARTERLY PORTFOLIO HOLDINGS
-------------------------------------------------------------------------------
The Series' complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                             1-800-466-3863
On the SEC's web site                http://www.sec.gov

The Series' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (SAI)
-------------------------------------------------------------------------------
The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                             1-800-466-3863
On the SEC's web site                http://www.sec.gov
On the Advisor's web site
http://www.manningnapieradvisors.com/www/exeter_fund.asp

ADDITIONAL INFORMATION AVAILABLE AT
WWW.MANNINGNAPIERADVISORS.COM/WWW/EXETER_FUND.ASP
-------------------------------------------------------------------------------
1.     Fund  Holdings  -  Month-end
2.     Fund  Holdings  -  Quarter-end
3.     Shareholder  Report  -  Annual
4.     Shareholder  Report  -  Semi-Annual

Exeter Fund, Inc.
Annual Report
October 31, 2005
Equity Series

Management Discussion and Analysis (unaudited)


DEAR SHAREHOLDERS:

At this time last year we noted that investors had taken a wait-and-see approach in response to conflicting economic data. This was followed by a strong two months for stocks at the end of 2004, as the presidential election was decided and fears regarding the effects of the falling U.S. dollar were dampened. Since the end of 2004, although traveling in anything but a straight line, the stock market as represented by the S&P 500 Total Return Index has been essentially unchanged. Each month it seems that positive economic news releases are followed by negative news, making it an environment with few dominant trends. The rise in oil prices, which led to a strong rally in energy stock prices especially in the third quarter, is the one prevailing equity sector trend of note  in  2005.

The Equity Series had a large position in the Energy sector relative to the S&P 500 Total Return Index for the majority of the past year and benefited from the upward pressure on oil prices. In the third quarter of this year, we took advantage of the strength of the sector by selling some of our Energy holdings and locking in some gains that had accumulated over prior quarters. Despite partially paring back these positions, we continue to participate in this sector and maintain a positive outlook in this area going forward. These investments have been successful, but from a portfolio construction viewpoint, they also represent something of a hedge against higher oil prices acting as a drag on the economy.

While we kept a modest technology position as valuations reached recent highs, we selectively expanded our allocation to the Information Technology sector as valuations receded to lower levels. Overall, given the current environment, the portfolio is currently driven less by broad trends than by selective individual stock opportunities. These opportunities, anchored by our bottom-up strategies and pricing disciplines, have been an especially important contributor to our outperformance relative to the S&P 500 Total Return Index, given the lack of significant trends influencing the equity market beyond the Energy sector over the past year. Holdings in several industries, including office supply stores, media/cable companies, and utility companies made significant contributions to the Series' performance this year.

The Equity Series has outperformed its benchmark for the past year, and it is also important to note that the Series has outperformed its benchmark for the longer-term current market cycle period (starting April 1, 2000). Because a market cycle includes both periods of rising and falling markets, it provides a more balanced view of performance than shorter periods or calendar-year based periods.

Corporate earnings have continued to rise even while most prices have been stuck in neutral. To price-conscious investors, this means there are securities with attractive valuations available. This type of market may not yield spectacular returns, but for the patient investor it may represent a steady flow of valuation-based opportunities.

We wish you a happy and healthy new year.

Sincerely,

EXETER ASSET MANAGEMENT

Performance Update as of October 31, 2005 (unaudited)




                                                            AVERAGE ANNUAL TOTAL RETURNS
                                                               AS OF OCTOBER 31, 2005
                                                 --------------------------------------------------
                                                              ONE                FIVE      SINCE
                                                             YEAR                YEAR   INCEPTION1
Exeter Fund, Inc. - Equity Series2,3                                    16.05%   5.26%        8.30%

Standard & Poor's (S&P) 500 Total Return Index4                          8.71%  -1.74%        2.65%




The following graph compares the value of a $10,000 investment in the Exeter Fund, Inc. - Equity Series from its inception1 (5/1/98) to present (10/31/05) to the S&P 500 Total Return Index.


Data for line chart to follow:

<graphic>
<line chart>



          Exeter Fund, Inc.   S&P 500 Total
Date        Equity Series      Return Index
5/1/98    $           10,000  $       10,000
10/31/98               7,750           9,961
10/31/99              10,900          12,561
10/31/00              14,080          13,278
10/31/01              12,870           9,973
10/31/02              11,420           8,468
10/31/03              13,455          10,228
10/31/04              15,678          11,190
10/31/05              18,194          12,165




1Performance numbers for the Series and Index are calculated from May 1, 1998, the Collective's inception date (see Note 3 below).
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results. 3For periods prior to the inception of the Series on July 10, 2002, the performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans - All-Equity Collective Investment Trust (the "Collective"), which was managed by the Advisor and reorganized into the Series. The Collective was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act. If the Collective had been registered under the 1940 Act, performance may have been adversely affected. Because the fees of the Collective were lower than the Series' fees, historical performance would have been lower if the Collective had been subject to the same fees.
4The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

Shareholder Expenses Example (unaudited)


As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.




                               BEGINNING         ENDING       EXPENSES PAID
                             ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*
                                 5/1/05         10/31/05     5/1/05-10/31/05

Actual                       $     1,000.00  $     1,094.10  $           5.54
Hypothetical
(5% return before expenses)  $     1,000.00  $     1,019.91  $           5.35



*Expenses are equal to the Series' annualized expense ratio (for the six-month period) of 1.05%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series' total return would have been lower had certain expenses not been waived or reimbursed during the period.

Portfolio  Composition  as  of  October  31,  2005  (unaudited)


Data  for  pie  chart  to  follow:

<graphic>
<pie  chart>

Sector  Allocation*




Consumer Discretionary                                            18.8%
Consumer Staples                                                   8.6%
Energy                                                            13.5%
Financials                                                        11.3%
Health Care                                                       12.9%
Industrials                                                        8.0%
Information Technology                                            11.7%
Materials                                                          7.4%
Utilities                                                          3.9%
Cash, short-term investments, and liabilities, less other assets   3.9%



*As  a  percentage  of  net  assets.

Investment  Portfolio  -  October  31,  2005




                                                       VALUE
                                             SHARES  (NOTE 2)
-------------------------------------------  ------  --------

COMMON STOCKS - 96.1%
CONSUMER DISCRETIONARY - 18.8%
DIVERSIFIED CONSUMER SERVICES - 1.7%
Career Education Corp.*                       1,275  $ 45,377
                                                   ----------

HOTELS, RESTAURANTS & LEISURE - 5.8%
Carnival Corp.                                1,800    89,406
International Game Technology                 2,600    68,874
                                                   ----------
                                                      158,280
                                                   ----------

LEISURE EQUIPMENT & PRODUCTS - 1.6%
Marvel Entertainment, Inc.*                   2,425    42,680
                                                   ----------

MEDIA - 7.8%
Comcast Corp. - Class A*                      1,600    44,528
The E.W. Scripps Co. - Class A                  850    38,930
Gannett Co., Inc.                               550    34,463
Time Warner, Inc.                             5,275    94,053
                                                   ----------
                                                      211,974
                                                   ----------

SPECIALTY RETAIL - 1.9%
Office Depot, Inc.*                           1,850    50,930
                                                   ----------

TOTAL CONSUMER DISCRETIONARY                          509,241
                                                   ----------

CONSUMER STAPLES - 8.6%
BEVERAGES - 1.7%
The Coca-Cola Co.                             1,125    48,128
                                                   ----------

FOOD & STAPLES RETAILING - 2.2%
Wal-Mart Stores, Inc.                         1,250    59,138
                                                   ----------

FOOD PRODUCTS - 1.2%
The Hain Celestial Group, Inc.*               1,675    32,361
                                                   ----------

PERSONAL PRODUCTS - 3.5%
The Estee Lauder Companies, Inc. - Class A    2,850    94,534
                                                   ----------

TOTAL CONSUMER STAPLES                                234,161
                                                   ----------

ENERGY - 13.5%
ENERGY EQUIPMENT & SERVICES - 11.7%
Baker Hughes, Inc.                              775    42,594
Cooper Cameron Corp.*                           875    64,514
National-Oilwell Varco, Inc.*                   858    53,599
Schlumberger Ltd.                               725    65,808
Transocean, Inc.*                               650    37,368
Weatherford International Ltd.*                 850    53,210
                                                   ----------
                                                      317,093
                                                   ----------

OIL, GAS & CONSUMABLE FUELS - 1.8%
Amerada Hess Corp.                              400    50,040
                                                   ----------

TOTAL ENERGY                                          367,133
                                                   ----------




The accompanying notes are an integral part of the financial statements.

Investment  Portfolio  -  October  31,  2005




                                                   VALUE
                                         SHARES  (NOTE 2)
---------------------------------------  ------  --------

FINANCIALS - 11.3%
CAPITAL MARKETS - 5.0%
The Bank of New York Co., Inc.            2,450  $ 76,661
SEI Investments Co.                       1,500    58,200
                                               ----------
                                                  134,861
                                               ----------

COMMERCIAL BANKS - 6.3%
PNC Financial Services Group, Inc.          725    44,015
U.S. Bancorp                              1,700    50,286
Wachovia Corp.                            1,525    77,043
                                               ----------
                                                  171,344
                                               ----------

TOTAL FINANCIALS                                  306,205
                                               ----------

HEALTH CARE - 12.9%
HEALTH CARE EQUIPMENT & SUPPLIES - 5.6%
Boston Scientific Corp.                   2,775    69,708
DENTSPLY International, Inc.                575    31,705
PerkinElmer, Inc.                         2,225    49,106
                                               ----------
                                                  150,519
                                               ----------

HEALTH CARE PROVIDERS & SERVICES - 4.4%
AMN Healthcare Services, Inc.*            2,075    34,238
Emdeon Corp.*                             9,250    85,100
                                               ----------
                                                  119,338
                                               ----------

PHARMACEUTICALS - 2.9%
Pfizer, Inc.                              1,775    38,589
Schering-Plough Corp.                     2,025    41,189
                                               ----------
                                                   79,778
                                               ----------

TOTAL HEALTH CARE                                 349,635
                                               ----------

INDUSTRIALS - 8.0%
AIR FREIGHT & LOGISTICS - 2.4%
United Parcel Service, Inc. - Class B       875    63,822
                                               ----------

AIRLINES - 2.9%
JetBlue Airways Corp.*                    1,250    23,263
Southwest Airlines Co.                    3,375    54,034
                                               ----------
                                                   77,297
                                               ----------

COMMERCIAL SERVICES & SUPPLIES - 1.3%
The Dun & Bradstreet Corp.*                 575    36,409
                                               ----------

MACHINERY - 1.4%
AGCO Corp.*                               2,450    39,175
                                               ----------

TOTAL INDUSTRIALS                                 216,703
                                               ----------




The accompanying notes are an integral part of the financial statements.

Investment  Portfolio  -  October  31,  2005




                                                                       VALUE
                                                           SHARES    (NOTE 2)
--------------------------------------------------------  --------  -----------

INFORMATION TECHNOLOGY - 11.7%
COMMUNICATIONS EQUIPMENT - 2.3%
Cisco Systems, Inc.*                                         3,600  $   62,820
                                                                  ------------

COMPUTERS & PERIPHERALS - 1.5%
International Business Machines (IBM) Corp.                    500      40,940
                                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.3%
Solectron Corp.*                                             9,875      34,859
                                                                  ------------

IT SERVICES - 2.2%
First Data Corp.                                             1,450      58,652
                                                                  ------------

SOFTWARE - 4.4%
Symantec Corp.*                                              3,225      76,916
Synopsys, Inc.*                                              2,250      42,638
                                                                  ------------
                                                                       119,554
                                                                  ------------

TOTAL INFORMATION TECHNOLOGY                                           316,825
                                                                  ------------

MATERIALS - 7.4%
CHEMICALS - 7.4%
Engelhard Corp.                                              2,800      76,160
Minerals Technologies, Inc.                                  1,625      86,872
Nalco Holding Co.*                                           2,325      39,525
                                                                  ------------
TOTAL MATERIALS                                                        202,557
                                                                  ------------

UTILITIES - 3.9%
ELECTRIC UTILITIES - 3.9%
Allegheny Energy, Inc.*                                      2,100      59,346
American Electric Power Co., Inc.                            1,200      45,552
                                                                  ------------
TOTAL UTILITIES                                                        104,898
                                                                  ------------

TOTAL COMMON STOCKS
(Identified Cost $2,330,561)                                         2,607,358
                                                                  ------------

SHORT-TERM INVESTMENTS - 7.6%
Dreyfus Treasury Cash Management - Institutional Shares     68,162      68,162
U.S. Treasury Bill, 11/25/2005                            $140,000     139,694
                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $207,856)                                             207,856
                                                                  ------------

TOTAL INVESTMENTS - 103.7%
(Identified Cost $2,538,417)                                         2,815,214

LIABILITIES, LESS OTHER ASSETS - (3.7%)                               (101,503)
                                                                  ------------

NET ASSETS - 100%                                                   $2,713,711
                                                                  ============




*Non-income producing security


The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities


October 31, 2005




ASSETS:
Investments, at value (identified cost $2,538,417) (Note 2)  $2,815,214
Dividends receivable                                                846
Receivable from investment advisor (Note 3)                       9,336
                                                             ----------
TOTAL ASSETS                                                  2,825,396
                                                             ----------

LIABILITIES:

Accrued Chief Compliance Officer services (Note 3)                1,537
Accrued fund accounting and transfer agent fees (Note 3)            962
Accrued directors' fees (Note 3)                                    110
Payable for securities purchased                                 80,914
Audit fees payable                                               27,294
Other payables and accrued expenses                                 868
                                                             ----------
TOTAL LIABILITIES                                               111,685
                                                             ----------
TOTAL NET ASSETS                                             $2,713,711
                                                             ==========

NET ASSETS CONSIST OF:

Capital stock                                                $    1,574
Additional paid-in-capital                                    2,223,224
Accumulated net realized gain on investments                    212,116
Net unrealized appreciation on investments                      276,797
                                                             ----------
TOTAL NET ASSETS                                             $2,713,711
                                                             ==========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($2,713,711/157,388 shares)                  $    17.24
                                                             ==========




The accompanying notes are an integral part of the financial statements.

Statement of Operations


For the Year Ended October 31, 2005




INVESTMENT INCOME:
Dividends                                              $ 19,156
Interest                                                  3,797
                                                       --------
Total Investment Income                                  22,953
                                                       --------

EXPENSES:

Management fees (Note 3)                                 22,768
Directors' fees (Note 3)                                  7,661
Chief Compliance Officer services (Note 3)                5,446
Fund accounting and transfer agent fees (Note 3)          5,144
Audit fees                                               27,284
Legal fees                                                3,966
Custodian fees                                            3,099
Miscellaneous                                             1,617
                                                       --------
Total Expenses                                           76,985
Less reduction of expenses (Note 3)                     (53,043)
                                                       --------
Net Expenses                                             23,942
                                                       --------
NET INVESTMENT LOSS                                        (989)
                                                       --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments                        223,579
Net change in unrealized appreciation on investments     90,045
                                                       --------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS                                             313,624
                                                       --------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                             $312,635
                                                       ========




The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets




                                                         FOR THE       FOR THE
                                                        YEAR ENDED    YEAR ENDED
                                                         10/31/05      10/31/04
                                                       ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss                                    $      (989)  $      (895)
Net realized gain on investments                           223,579       159,977
Net change in unrealized appreciation on investments        90,045        59,673
                                                       -----------   -----------
Net increase from operations                               312,635       218,755
                                                       -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 8):

From net investment income                                       -          (638)
From net realized gain on investments                     (100,539)            -
                                                       -----------   -----------
Total distributions to shareholders                       (100,539)         (638)
                                                       -----------   -----------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)      732,223       345,056
                                                       -----------   -----------
Net increase in net assets                                 944,319       563,173

NET ASSETS:

Beginning of year                                        1,769,392     1,206,219
                                                       -----------   -----------
END OF YEAR (including undistributed net investment
loss of $0 and $0, respectively)                       $ 2,713,711   $ 1,769,392
                                                       ===========   ===========




The accompanying notes are an integral part of the financial statements.

Financial Highlights




                                                                                                            FOR THE PERIOD
                                                                           FOR THE YEARS ENDED               7/10/02 1 TO
                                                               10/31/05           10/31/04      10/31/03       10/31/02
                                                         --------------------  --------------  ----------  ----------------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD                    $              15.63   $      13.42   $   11.42   $         11.51
                                                         --------------------   ------------   ---------   ---------------

Income (loss) from investment operations:
Net investment income (loss)                                            (0.01)         (0.01)       0.01              0.03
Net realized and unrealized gain (loss) on investments                   2.45           2.23        2.02             (0.12)
                                                         --------------------   ------------   ---------   ---------------
Total from investment operations                                         2.44           2.22        2.03             (0.09)
                                                         --------------------   ------------   ---------   ---------------
Less distributions to shareholders:
From net investment income                                                  -          (0.01)      (0.03)                -
From net realized gain on investments                                   (0.83)             -           -                 -
                                                         --------------------   ------------   ---------   ---------------
Total distributions to shareholders                                     (0.83)         (0.01)      (0.03)                -
                                                         --------------------   ------------   ---------   ---------------
NET ASSET VALUE - END OF PERIOD                          $              17.24   $      15.63   $   13.42   $         11.42
                                                         ====================   ============   =========   ===============

Total return2                                                           16.05%         16.52%      17.82%           (0.78%)

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
Expenses*                                                                1.05%          1.05%       1.05%           1.05%3
Net investment income (loss)                                           (0.04%)        (0.06%)       0.09%           0.78%3

Portfolio turnover                                                         57%            60%         58%               30%

NET ASSETS - END OF PERIOD (000's omitted)               $              2,714   $      1,769   $   1,206   $           518
                                                         ====================   ============   =========   ===============





*The investment advisor did not impose its management fee and paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:



2.33%  2.85%  11.55%  31.99%3





1Commencement  of  operations.
2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.
3Annualized.


The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements


1.  ORGANIZATION

Equity Series (the "Series") is a no-load, non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth of capital, primarily through investments in U.S. common stocks.

Shares of the Series are offered to investors and employees of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of October 31, 2005, 1.16 billion shares have been designated in total among 21 series, of which 75 million have been designated as Equity Series common stock.

2.  SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY VALUATION
Portfolio securities, including domestic equities, foreign equities and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the

Notes to Financial Statements

FEDERAL TAXES (continued)
extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

INDEMNIFICATIONS
The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

OTHER
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series' average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund (except a percentage of the Fund's Chief Compliance Officer's salary, which is paid by the Fund, and the Special Assistant Secretary's salary, which is paid by BISYS Fund Services Ohio, Inc. ("BISYS")), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2007, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.05% of average daily net assets each year. Accordingly, the Advisor did not impose its fee of $22,768 and assumed expenses amounting to $30,275 for the year ended October 31, 2005, which is reflected as a reduction of expenses on the Statement of Operations.

Notes to Financial Statements

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2005, the Fund paid the Advisor an annual fee of 0.13% of the Fund's average daily net assets up to $900 million, 0.10% for the Fund's average daily net assets between $900 million and $1.5 billion, and 0.06% for the Fund's average daily net assets over $1.5 billion. Effective November 1, 2005, the fee rates were reduced as follows: 0.12% of the Fund's average daily net assets up to $900 million, 0.09% for the Fund's average daily net assets between $900 million and $1.5 billion, and 0.05% for the Fund's average daily net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund's Compliance Program, are charged. Expenses not directly attributable to a series are allocated based on each series' relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4.  PURCHASES  AND  SALES  OF  SECURITIES

For the year ended October 31, 2005, purchases and sales of securities, other than United States Government securities and short-term securities, were $1,825,835 and $1,184,427, respectively. There were no purchases or sales of United States Government securities.

5.  CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Equity  Series  were:




                        FOR THE YEAR              FOR THE YEAR
                       ENDED 10/31/05            ENDED 10/31/04
             -----------------------------------------------------
                 Shares            Amount       Shares    Amount
             ---------------  ----------------  -------  ---------
Sold                 41,666   $       694,741   24,251   $358,646
Reinvested            6,322           100,539       45        638
Repurchased          (3,837)          (63,057)    (959)   (14,228)
             ---------------  ----------------  -------  ---------
Total                44,151   $       732,223   23,337   $345,056
             ===============  ================  =======  =========



At October 31, 2005, the retirement plan of the advisor and its affiliates owned 132,270 shares of the Series (84.0% of shares outstanding) valued at $2,280,335.

6.  FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 2005.

Notes to Financial Statements


7.  FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government. No such investments were held by the Series on October 31, 2005.

8.  FEDERAL  INCOME  TAX  INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including differences in the cost basis of securities contributed in-kind. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The  tax  character  of  distributions  paid  were  as  follows:



                          FOR THE YEAR     FOR THE YEAR
                         ENDED 10/31/05   ENDED 10/31/04
                         ---------------  ---------------

Ordinary income          $             -  $           638
Long-term capital gains          100,539                -



Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gains for its taxable year ended October 31, 2005.

At October 31, 2005, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:




Cost for federal income tax purposes   $2,536,272

Unrealized appreciation                $  342,203
Unrealized depreciation                   (63,261)
                                       ----------
Net unrealized appreciation            $  278,942
Undistributed ordinary income              54,187
Undistributed long-term capital gains     157,929

Report of Independent Registered Public Accounting Firm


TO  THE  BOARD  OF  DIRECTORS  OF  EXETER  FUND, INC. AND SHAREHOLDERS OF EQUITY
SERIES:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Series (a Series of Exeter Fund, Inc., hereafter referred to as the "Series") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/S/  PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
DECEMBER  13,  2005

Directors'  and  Officers'  Information  (unaudited)


The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.



INTERESTED DIRECTOR
Name:                                               B. Reuben Auspitz*
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                58
Current Position(s) Held with Fund:                 Principal Executive Officer, President, Chairman & Director
Term of Office1 & Length of Time Served:            Indefinite - Director since 1984; Vice President 1984 - 2003;
                                                    President since 2004; Principal Executive Officer Since 2002
Principal Occupation(s) During Past 5 Years:        Executive Vice President, Co-Executive Director, Executive
                                                    Group Member** & Chief Compliance Officer since 2004, Manning
                                                    & Napier Advisors, Inc.;  President & Director, Manning & Napier
                                                    Investor Services, Inc.;  Holds or has held one or more of the following titles for various subsidiaries and affiliates:
                                                    President, Vice President, Director, Chairman, Treasurer, Chief
                                                    Compliance Officer or Member
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

Name:                                               Stephen B. Ashley
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                65
Current Position(s) Held with Fund:                 Director, Audit Committee Member, Governance & Nominating
                                                    Committee Member
Term of Office & Length of Time Served:             Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:        Chairman, Director, President & Chief Executive Officer,
                                                    The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      Genesee Corp.
                                                    The Ashley Group
                                                    Fannie Mae
--------------------------------------------------------------------------------------------------------------------------

Name:                                               Martin F. Birmingham
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                84
Current Position(s) Held with Fund:                 Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:             Indefinite - Since 1994
Principal Occupation(s) During Past 5 Years:        Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------

Name:                                               Peter L. Faber
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                67
Current Position(s) Held with Fund:                 Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:             Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:        Partner, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      Partnership for New York City, Inc.
                                                    New York Collegium
--------------------------------------------------------------------------------------------------------------------------
Name:                                               Harris H. Rusitzky
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                70
Current Position(s) Held with Fund:                 Director, Audit Committee Member, Governance & Nominating
                                                    Committee Member
Term of Office & Length of Time Served:             Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:        President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------




Directors'  and  Officers'  Information  (unaudited)




OFFICERS
Name:                                               Jeffrey S. Coons, Ph.D., CFA
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                42
Current Position(s) Held with Fund:                 Vice President
Term of Office1 & Length of Time Served:            Since 2004
Principal Occupation(s) During Past 5 Years:        Co-Director of Research since 2002 & Executive Group Member**,
                                                    Manning & Napier Advisors, Inc.; Managing Director - Risk
                                                    Management, Manning & Napier Advisors, Inc., 1993-2002;  Holds
                                                    one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------

Name:                                               Christine Glavin
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                39
Current Position(s) Held with Fund:                 Principal Financial Officer, Chief Financial Officer
Term of Office1 & Length of Time Served:            Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:        Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------

Name:                                               Jodi L. Hedberg
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                37
Current Position(s) Held with Fund:                 Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering
                                                    Compliance Officer
Term of Office1 & Length of Time Served:            Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:        Director of Compliance, Manning & Napier Advisors, Inc. & affiliates
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------

Name:                                               Alaina V. Metz
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                38
Current Position(s) Held with Fund:                 Special Assistant Secretary
Term of Office & Length of Time Served:             Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:        Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------





*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group, which consists of six members, performs the duties of the Office of the President, effective May 1, 2003.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

LITERATURE REQUESTS (unaudited)

PROXY VOTING POLICIES AND PROCEDURES
--------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                             1-800-466-3863
On the Securities and Exchange
     Commission's (SEC) web site     http://www.sec.gov

PROXY VOTING RECORD
-------------------------------------------------------------------------------
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                             1-800-466-3863
On the SEC's web site                http://www.sec.gov

QUARTERLY PORTFOLIO HOLDINGS
-------------------------------------------------------------------------------
The Series' complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                             1-800-466-3863
On the SEC's web site                http://www.sec.gov

The Series' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (SAI)
-------------------------------------------------------------------------------
The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                             1-800-466-3863
On the SEC's web site                http://www.sec.gov
On the Advisor's web site
http://www.manningnapieradvisors.com/www/exeter_fund.asp

ADDITIONAL INFORMATION AVAILABLE AT
WWW.MANNINGNAPIERADVISORS.COM/WWW/EXETER_FUND.ASP
-------------------------------------------------------------------------------
1.     Fund  Holdings  -  Month-end
2.     Fund  Holdings  -  Quarter-end
3.     Shareholder  Report  -  Annual
4.     Shareholder  Report  -  Semi-Annual

Exeter Fund, Inc.
Annual Report
October 31, 2005
Overseas Series

Management Discussion and Analysis (unaudited)


DEAR SHAREHOLDERS:

The Overseas Series produced a strong absolute return for the twelve-month period ended October 31, 2005. To put this performance in context, it is characteristic of a style which has earned a substantial portion of the gain in international benchmarks during the upward phase of this market cycle, after having provided a considerable amount of protection during the downward phase. The result of this highly-favorable up-market/down-market capture trade-off is that the Series substantially outperformed the benchmark during the current market cycle (which includes both rising and falling markets) which began on January 1, 2000.

Our team of analysts uses time-tested investment strategies to choose stocks for the portfolio. These strategies include the Profile Strategy, Hurdle Rate Strategy and the Bankable Deal Strategy. Our investment approach also considers valuation measures, and we avoid stocks whose valuations do not appear justified according to our analysis.

The Series has significantly larger positions in both the Consumer Discretionary and Consumer Staples sectors than its benchmark. A majority of these stocks are owned under our Profile Strategy, under which we seek to identify companies that we feel can grow their earnings at a faster rate than others in their industry. Generally, this is accomplished through some competitive advantage a company has that we believe is sustainable. Many of the companies we own under this Strategy offer world-class products distributed globally. Although Consumer Discretionary stocks were not among the strongest performing sectors over the last twelve months, we believe these stocks offer attractive valuations relative to the more cyclical sectors of the global economy.

The Series also has a large position in the Industrials sector relative to its benchmark. These holdings include a range of companies, from an airplane manufacturer to a dredging company involved in port construction and expansion as well as other waterways projects. Most of these companies were purchased under the Hurdle Rate Strategy. This Strategy seeks to identify industries in which profits are depressed, capacity is leaving the industry and overall expectations are low. As capacity leaves these industries, pricing power eventually returns to those participants that can withstand the hard times, which generally creates a more profitable environment. Stocks held under this Strategy, especially those in the Energy Services industry, performed very well over the last year.

The Bankable Deal Strategy seeks out companies selling at extremely depressed prices, such that we expect market forces will seek to realize their true value. The Series did not hold many stocks under this Strategy over the last twelve months. One of the stocks held under this strategy was a German conglomerate focused primarily on Consumer Staples products. A weak consumer demand story in Germany and a lack of clear corporate focus contributed to a depressed stock price at the time of purchase. However, the stock performed well over the last year through stronger sales to emerging market countries and a better product vision.

Japan, whose market has languished for most of the past fifteen years, contributed strong performance to the benchmark. Although we are becoming cautiously optimistic about Japan, the Series did not participate in this performance due to its relatively light holdings in the country. Japan's market got a major boost from parliamentary elections, which produced a more reform-minded government. Although we believe the country is moving in the right direction and there are areas, such as the Financials sector, seeing real improvement, valuations continue to be less attractive than other parts of the world.

Although economic activity has been good in many regions, fears of inflation have caused several central banks to raise interest rates. Historically, rising interest rate environments have hampered future growth. As always, we intend to adhere to our strategies and look for solid companies trading at attractive prices.

We wish you a happy and healthy new year.

Sincerely,

EXETER ASSET MANAGEMENT

Performance Update as of October 31, 2005 (unaudited)




                                                                                            AVERAGE ANNUAL TOTAL RETURNS
                                                                                                AS OF OCTOBER 31, 2005
                                                                              -------------------------------------------------
                                                                                           ONE               FIVE      SINCE
                                                                                          YEAR               YEAR   INCEPTION1
Exeter Fund, Inc. - Overseas Series2,3                                                               16.34%  8.84%       11.84%

Morgan Stanley Capital International (MSCI) All Country World Index ex U.S.4                         20.57%  4.69%        7.83%




The following graph compares the value of a $10,000 investment in the Exeter Fund, Inc. - Overseas Series from its inception1 (9/23/98) to present (10/31/05) to the MSCI All Country World Index ex U.S.

Data  for  line  graph  to  follow:

<graphic>
<line chart>



          Exeter Fund, Inc.                 MSCI
Date       Overseas Series    All Country World Index ex U.S.
9/23/98   $           10,000  $                         10,000
10/31/98              10,210                            11,048
10/31/99              12,540                            13,838
10/31/00              14,500                            13,552
10/31/01              13,540                            10,174
10/31/02              12,540                             9,067
10/31/03              15,660                            11,823
10/31/04              19,039                            14,150
10/31/05              22,149                            17,060




1Performance numbers for the Series are calculated from September 23, 1998, the Collective's inception date (see Note 3 below). Prior to 2001, the MSCI All Country World Index ex U.S. only published month-end numbers; therefore, performance numbers for the Index are calculated from September 30, 1998. 2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results. 3For periods prior to the inception of the Series on July 10, 2002, the performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans - International Equity Collective Investment Trust (the "Collective"), which was managed by the Advisor and reorganized into the Series. The Collective was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act. If the Collective had been registered under the 1940 Act, performance may have been adversely affected. Because the fees of the Collective were lower than the Series' fees, historical performance would have been lower if the Collective had been subject to the same fees.
4The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 48 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) and, unlike Series returns, do not reflect any fees or expenses.

Shareholder Expense Example (unaudited)


As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.



                               BEGINNING         ENDING       EXPENSES PAID
                             ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*
                                 5/1/05         10/31/05     5/1/05-10/31/05

Actual                       $     1,000.00  $     1,074.80  $           5.49
Hypothetical
(5% return before expenses)  $     1,000.00  $     1,019.91  $           5.35



*Expenses are equal to the Series' annualized expense ratio (for the six-month period) of 1.05%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series' total return would have been lower had certain expenses not been waived or reimbursed during the period.

Portfolio  Composition  as  of  October  31,  2005  (unaudited)


Data  for  pie  chart  to  follow:

<graphic>
<pie  chart>

Country  Allocation*




Brazil                                                             5.9%
Canada                                                             4.1%
Finland                                                            2.1%
France                                                            13.8%
Germany                                                            6.6%
Guernsey                                                           2.5%
Japan                                                              3.2%
Netherlands                                                        7.4%
Norway                                                             3.8%
Singapore                                                          2.0%
South Africa                                                       2.4%
Sweden                                                             2.3%
Switzerland                                                       14.3%
Taiwan                                                             2.2%
United Kingdom                                                    20.1%
Miscellaneous**                                                    4.7%
Cash, short-term investments, and liabilities, less other assets   2.6%



*As a percentage of net assets.
**Miscellaneous
Mexico (1.7%)
Spain (1.6%)
United States (1.4%)


Data  for  pie  chart  to  follow:

<graph>
<pie  chart>

Sector Allocation*



Consumer Discretionary                                            20.8%
Consumer Staples                                                  17.1%
Energy                                                            11.9%
Health Care                                                       11.6%
Industrials                                                       13.4%
Information Technology                                             9.0%
Materials                                                          8.8%
Telecommunication Services                                         4.8%
Cash, short-term investments, and liabilities, less other assets   2.6%



*As a percentage of net assets.

Investment Portfolio - October 31, 2005




                                                                  VALUE
                                                        SHARES  (NOTE 2)
------------------------------------------------------  ------  --------

COMMON STOCKS - 97.4%
CONSUMER DISCRETIONARY - 20.8%
AUTO COMPONENTS - 2.3%
Autoliv, Inc. (Sweden)                                     850  $ 36,516
                                                              ----------
HOTELS, RESTAURANTS & LEISURE - 3.8%
Club Mediterranee S.A.* (France)                         1,400    61,149
                                                              ----------

HOUSEHOLD DURABLES - 3.2%
Sony Corp. - ADR (Japan)                                 1,600    52,480
                                                              ----------

MEDIA - 7.3%
GCap Media plc (United Kingdom)                          3,600    21,662
News Corp. - Class A (United States)                     1,600    22,800
Pearson plc (United Kingdom)                             3,150    35,010
VNU N.V. (Netherlands)                                   1,228    39,039
                                                              ----------
                                                                 118,511
                                                              ----------

SPECIALTY RETAIL - 4.2%
Douglas Holding AG (Germany)                               825    31,328
Kingfisher plc (United Kingdom)                          9,900    37,144
                                                              ----------
                                                                  68,472
                                                              ----------
TOTAL CONSUMER DISCRETIONARY                                     337,128
                                                              ----------

CONSUMER STAPLES - 17.1%
FOOD & STAPLES RETAILING - 3.5%
Carrefour S.A. (France)                                  1,275    56,682
                                                              ----------

FOOD PRODUCTS - 7.4%
Cadbury Schweppes plc (United Kingdom)                   3,300    32,472
Nestle S.A. (Switzerland)                                  110    32,770
Unilever plc - ADR (United Kingdom)                      1,350    54,810
                                                              ----------
                                                                 120,052
                                                              ----------

HOUSEHOLD PRODUCTS - 2.5%
Henkel KGaA (Germany)                                      150    12,866
Kimberly-Clark de Mexico S.A. de C.V. - ADR (Mexico)     1,625    26,870
                                                              ----------
                                                                  39,736
                                                              ----------

PERSONAL PRODUCTS - 3.7%
Clarins S.A. (France)                                    1,078    59,279
                                                              ----------

TOTAL CONSUMER STAPLES                                           275,749
                                                              ----------

ENERGY - 11.9%
ENERGY EQUIPMENT & SERVICES - 10.0%
Abbot Group plc (United Kingdom)                        12,350    54,424
Compagnie Generale de Geophysique S.A. (CGG)* (France)     525    45,767




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                           VALUE
                                                                 SHARES  (NOTE 2)
---------------------------------------------------------------  ------  --------

ENERGY (continued)
ENERGY EQUIPMENT & SERVICES (continued)
Smedvig ASA - Class A (Norway)                                    2,900  $ 61,537
                                                                       ----------
                                                                          161,728
                                                                       ----------

OIL, GAS & CONSUMABLE FUELS - 1.9%
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil)                 525    30,119
                                                                       ----------
TOTAL ENERGY                                                              191,847
                                                                       ----------

HEALTH CARE - 11.6%
PHARMACEUTICALS - 11.6%
GlaxoSmithKline plc (United Kingdom)                              1,725    44,847
Novartis AG - ADR (Switzerland)                                   1,475    79,384
Schering AG (Germany)                                             1,025    63,034
                                                                       ----------
TOTAL HEALTH CARE                                                         187,265
                                                                       ----------

INDUSTRIALS - 13.4%
AEROSPACE & DEFENSE - 2.8%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil)   1,150    44,608
                                                                       ----------

AIR FREIGHT & LOGISTICS - 3.3%
TNT N.V. (Netherlands)                                            2,300    54,267
                                                                       ----------

COMMERCIAL SERVICES & SUPPLIES - 1.9%
Quebecor World, Inc. (Canada)                                     2,050    30,361
                                                                       ----------

CONSTRUCTION & ENGINEERING - 1.6%
Koninklijke Boskalis Westminster N.V. (Netherlands)                 536    26,623
                                                                       ----------

ELECTRICAL EQUIPMENT - 3.8%
ABB (Asea Brown Boveri) Ltd. - ADR* (Switzerland)                 4,600    35,834
Gamesa Corporacion Tecnologica S.A. (Spain)                       1,825    25,324
                                                                       ----------
                                                                           61,158
                                                                       ----------

TOTAL INDUSTRIALS                                                         217,017
                                                                       ----------

INFORMATION TECHNOLOGY - 9.0%
COMMUNICATIONS EQUIPMENT - 4.3%
Nokia Oyj - ADR (Finland)                                         2,000    33,640
Research In Motion Ltd. (RIM)* (Canada)                             575    35,357
                                                                       ----------
                                                                           68,997
                                                                       ----------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.2%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)        4,464    36,069
                                                                       ----------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                               SHARES/          VALUE
                                                          PRINCIPAL AMOUNT    (NOTE 2)
--------------------------------------------------------  -----------------  ----------

INFORMATION TECHNOLOGY (continued)
SOFTWARE - 2.5%
Amdocs Ltd.* (Guernsey)                                               1,525  $   40,367
                                                                           ------------
TOTAL INFORMATION TECHNOLOGY                                                    145,433
                                                                           ------------

MATERIALS - 8.8%
CHEMICALS - 5.2%
Lonza Group AG (Switzerland)                                          1,450      83,580
                                                                           ------------

PAPER & FOREST PRODUCTS - 3.6%
Aracruz Celulose S.A. - ADR (Brazil)                                    525      20,107
Sappi Ltd. - ADR (South Africa)                                       3,925      38,387
                                                                                 58,494
                                                                           ------------
TOTAL MATERIALS                                                                 142,074
                                                                           ------------

TELECOMMUNICATION SERVICES - 4.8%
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.0%
Singapore Telecommunications Ltd. (Singapore)                        24,000      33,022
                                                                           ------------

WIRELESS TELECOMMUNICATION SERVICES - 2.8%
Vodafone Group plc - ADR (United Kingdom)                             1,725      45,299
                                                                           ------------
TOTAL TELECOMMUNICATION SERVICES                                                 78,321
                                                                           ------------

TOTAL COMMON STOCKS
(Identified Cost $1,373,198)                                                  1,574,834
                                                                           ------------
SHORT-TERM INVESTMENTS - 5.3%
Dreyfus Treasury Cash Management - Institutional Shares              24,879      24,879
U.S. Treasury Bill, 11/10/2005                            $          60,000      59,951
                                                                           ------------
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $84,830)                                                        84,830
                                                                           ------------
TOTAL INVESTMENTS - 102.7%
(Identified Cost $1,458,028)                                                  1,659,664

LIABILITIES, LESS OTHER ASSETS - (2.7%)                                         (43,101)
                                                                           ------------
NET ASSETS - 100%                                                            $1,616,563
                                                                           ============




*Non-income producing security
ADR - American Depository Receipt



The Series' portfolio holds, as a percentage of net assets, greater than 10% in the following countries: United Kingdom - 20.1%; Switzerland - 14.3%; France - 13.8%.


The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities


October 31, 2005




ASSETS:
Investments, at value (identified cost $1,458,028) (Note 2)                     $1,659,664
Dividends receivable                                                                 1,438
Foreign tax reclaims receivable                                                        852
Receivable from investment advisor (Note 3)                                         23,384
                                                                                ----------
TOTAL ASSETS                                                                     1,685,338
                                                                                ----------
LIABILITIES:

Accrued Chief Compliance Officer services (Note 3)                                   1,537
Accrued fund accounting and transfer agent fees (Note 3)                               817
Accrued directors' fees (Note 3)                                                       110
Payable for securities purchased                                                    34,018
Audit fees payable                                                                  30,837
Payable for fund shares repurchased                                                    377
Other payables and accrued expenses                                                  1,079
                                                                                ----------
TOTAL LIABILITIES                                                                   68,775
                                                                                ----------
TOTAL NET ASSETS                                                                $1,616,563
                                                                                ==========
NET ASSETS CONSIST OF:

Capital stock                                                                   $      750
Additional paid-in-capital                                                       1,285,854
Undistributed net investment income                                                 15,766
Accumulated net realized gain on investments and other assets and liabilities      112,604
Net unrealized appreciation on investments and other assets and liabilities        201,589
                                                                                ----------
TOTAL NET ASSETS                                                                $1,616,563
                                                                                ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($1,616,563/74,963 shares)                                      $    21.56
                                                                                ==========




The accompanying notes are an integral part of the financial statements.

Statement of Operations


For the Year Ended October 31, 2005




INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $3,083)     $ 28,057
Interest                                               2,390
                                                    --------
Total Investment Income                               30,447
                                                    --------
EXPENSES:

Management fees (Note 3)                              13,799
Directors' fees (Note 3)                               7,661
Chief Compliance Officer services (Note 3)             5,446
Fund accounting and transfer agent fees (Note 3)       4,327
Audit fees                                            30,839
Custodian fees                                         4,375
Legal fees                                             3,916
Miscellaneous                                          1,619
                                                    --------
Total Expenses                                        71,982
Less reduction of expenses (Note 3)                  (57,472)
                                                    --------
Net Expenses                                          14,510
                                                    --------
NET INVESTMENT INCOME                                 15,937
                                                    --------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

Net realized gain (loss) on -
Investments                                          103,635
Foreign currency and other assets and liabilities       (191)
                                                    --------
                                                     103,444
                                                    --------

Net change in unrealized appreciation on -
Investments                                           58,545
Foreign currency and other assets and liabilities       (128)
                                                    --------
                                                      58,417
                                                    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                          161,861
                                                    --------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                          $177,798
                                                    ========




The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets




                                                         FOR THE       FOR THE
                                                        YEAR ENDED    YEAR ENDED
                                                         10/31/05      10/31/04
                                                       ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                  $    15,937   $     9,373
Net realized gain on investments                           103,444        64,844
Net change in unrealized appreciation on investments        58,417        88,074
                                                       ------------  ------------
Net increase from operations                               177,798       162,291
                                                       ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 8):

From net investment income                                  (8,506)       (7,711)
From net realized gain on investments                      (10,922)            -
                                                       ------------  ------------
Total distributions to shareholders                        (19,428)       (7,711)
                                                       ------------  ------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)      413,841       188,732
                                                       ------------  ------------
Net increase in net assets                                 572,211       343,312

NET ASSETS:

Beginning of year                                        1,044,352       701,040
                                                       ------------  ------------
END OF YEAR (including undistributed net investment
income of $15,766 and $8,505, respectively)            $ 1,616,563   $ 1,044,352
                                                       ============  ============




The accompanying notes are an integral part of the financial statements.

Financial Highlights




                                                                                                 FOR THE PERIOD
                                                                 FOR THE YEARS ENDED              7/10/02 1 TO
                                                    10/31/05           10/31/04      10/31/03       10/31/02
                                              ---------------------  -------------  ----------  ----------------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD         $              18.84   $      15.66   $   12.54   $         14.37
                                              --------------------   ------------   ---------   ---------------
Income (loss) from investment operations:
Net investment income (loss)                                  0.21           0.17        0.15                -3
Net realized and unrealized gain (loss) on
investments                                                   2.85           3.18        2.97             (1.83)
                                              --------------------   ------------   ---------   ---------------
Total from investment operations                              3.06           3.35        3.12             (1.83)
                                              --------------------   ------------   ---------   ---------------
Less distributions to shareholders:
From net investment income                                   (0.15)         (0.17)          -                 -
From net realized gain on investments                        (0.19)             -           -                 -
                                              --------------------   ------------   ---------   ---------------
Total distributions to shareholders                          (0.34)         (0.17)          -                 -
                                              --------------------   ------------   ---------   ---------------
NET ASSET VALUE - END OF PERIOD               $              21.56   $      18.84   $   15.66   $         12.54
                                              ====================   ============   =========   ===============
Total return2                                                16.34%         21.58%      24.88%          (12.73%)

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
DATA:
Expenses*                                                     1.05%          1.05%       1.05%           1.05%4
Net investment income (loss)                                  1.15%          1.08%       1.15%         (0.10%)4

Portfolio turnover                                              40%            35%         30%               12%

NET ASSETS - END OF PERIOD (000's omitted)    $              1,617   $      1,044   $     701   $           510
                                              ====================   ============   =========   ===============



*The investment advisor did not impose its management fee and paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:



4.16%  5.63%  19.95%  33.12%4



1Commencement  of  operations.
2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.
3Less  than  $0.01.
4Annualized.


The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements


1.  ORGANIZATION

Overseas Series (the "Series") is a no-load, non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term capital growth by investing primarily in common stocks of issuers from outside the United States.

Shares of the Series are offered to investors and employees of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of October 31, 2005, 1.16 billion shares have been designated in total among 21 series, of which 50 million have been designated as Overseas Series common stock.

2.  SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY VALUATION
Portfolio securities, including domestic equities, foreign equities and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FOREIGN CURRENCY TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases

Notes to Financial Statements

FOREIGN CURRENCY TRANSLATION (continued) and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

FEDERAL TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

INDEMNIFICATIONS
The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

OTHER
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series' average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund (except a percentage of the Fund's Chief Compliance Officer's salary, which is paid by the Fund, and the Special Assistant Secretary's salary, which is paid by BISYS Fund Services Ohio, Inc. ("BISYS")), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to

Notes to Financial Statements
research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least January 1, 2006 as discussed in Note 9, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.05% of average daily net assets each year. Accordingly, the Advisor did not impose its fee of $13,799 and assumed expenses amounting to $43,673 for the year ended October 31, 2005, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2005, the Fund paid the Advisor an annual fee of 0.13% of the Fund's average daily net assets up to $900 million, 0.10% for the Fund's average daily net assets between $900 million and $1.5 billion, and 0.06% for the Fund's average daily net assets over $1.5 billion. Effective November 1, 2005, the fee rates were reduced as follows: 0.12% of the Fund's average daily net assets up to $900 million, 0.09% for the Fund's average daily net assets between $900 million and $1.5 billion, and 0.05% for the Fund's average daily net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund's Compliance Program, are charged. Expenses not directly attributable to a series are allocated based on each series' relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4.  PURCHASES  AND  SALES  OF  SECURITIES

For the year ended October 31, 2005, purchases and sales of securities, other than United States Government securities and short-term securities, were $960,955 and $510,504, respectively. There were no purchases or sales of United States Government securities.

5.  CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Overseas  Series  were:



                       FOR THE YEAR               FOR THE YEAR
                      ENDED 10/31/05             ENDED 10/31/04
             ----------------------------------------------------
                 Shares            Amount       Shares    Amount
             ---------------  ----------------  -------  --------
Sold                 21,281   $       452,281   10,489   $186,231
Reinvested              963            19,428      476      7,711
Repurchased          (2,707)          (57,868)    (291)    (5,210)
             ---------------  ----------------  -------  --------
Total                19,537   $       413,841   10,674   $188,732
             ===============  ================  =======  ========



At October 31, 2005, the retirement plan of the Advisor and its affiliates owned 58,471 shares of the Series (78.0% of shares outstanding) valued at $1,260,635.

Notes to Financial Statements


6.  FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 2005.

7.  FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.  FEDERAL  INCOME  TAX  INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including differences in the cost basis of securities contributed in-kind and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The  tax  character  of  distributions  paid  were  as  follows:



                         FOR THE YEAR ENDED 10/31/05   FOR THE YEAR ENDED 10/31/04
                         ---------------------------   ----------------------------

Ordinary income          $                      8,506  $                      7,711
Long-term capital gains                        10,922                             -



Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gains for its taxable year ended October 31, 2005.

At October 31, 2005, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:




Cost for federal income tax purposes   $1,482,029

Unrealized appreciation                $  214,806
Unrealized depreciation                   (37,171)
                                       ----------
Net unrealized appreciation            $  177,635
Undistributed ordinary income              42,569
Undistributed long-term capital gains      85,801




FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For federal income tax purposes, the Series designates $8,506 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

Notes to Financial Statements


9.  SUBSEQUENT EVENT

On November 17, 2005, the Directors approved a change to the Investment Advisory Agreement. Effective January 1, 2006, the Series will pay the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series' average daily net assets. In addition, effective January 1, 2006, the Advisor has contractually agreed, until at least February 28, 2007, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 0.95% of average daily net assets each year. Finally, effective January 1, 2006, the initial minimum investment for the Series will be increased to $5,000,000. The Fund reserves the right to change or waive the Series' investment minimum in its sole discretion.

Report of Independent Registered Public Accounting Firm


TO  THE  BOARD  OF  DIRECTORS  OF EXETER FUND, INC. AND SHAREHOLDERS OF OVERSEAS
SERIES:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Overseas Series (a Series of Exeter Fund, Inc., hereafter referred to as the "Series") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/S/  PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
DECEMBER  13,  2005

Directors'  and  Officers'  Information  (unaudited)


The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.





INTERESTED DIRECTOR
Name:                                               B. Reuben Auspitz*
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                58
Current Position(s) Held with Fund:                 Principal Executive Officer, President, Chairman & Director
Term of Office1 & Length of Time Served:            Indefinite - Director since 1984; Vice President 1984 - 2003;
                                                    President since 2004; Principal Executive Officer Since 2002
Principal Occupation(s) During Past 5 Years:        Executive Vice President, Co-Executive Director, Executive
                                                    Group Member** & Chief Compliance Officer since 2004, Manning
                                                    & Napier Advisors, Inc.;  President & Director, Manning & Napier
                                                    Investor Services, Inc.;  Holds or has held one or more of the following titles for various subsidiaries and affiliates:
                                                    President, Vice President, Director, Chairman, Treasurer, Chief
                                                    Compliance Officer or Member
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

Name:                                               Stephen B. Ashley
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                65
Current Position(s) Held with Fund:                 Director, Audit Committee Member, Governance & Nominating
                                                    Committee Member
Term of Office & Length of Time Served:             Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:        Chairman, Director, President & Chief Executive Officer,
                                                    The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      Genesee Corp.
                                                    The Ashley Group
                                                    Fannie Mae
--------------------------------------------------------------------------------------------------------------------------

Name:                                               Martin F. Birmingham
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                84
Current Position(s) Held with Fund:                 Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:             Indefinite - Since 1994
Principal Occupation(s) During Past 5 Years:        Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------

Name:                                               Peter L. Faber
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                67
Current Position(s) Held with Fund:                 Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:             Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:        Partner, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      Partnership for New York City, Inc.
                                                    New York Collegium
--------------------------------------------------------------------------------------------------------------------------
Name:                                               Harris H. Rusitzky
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                70
Current Position(s) Held with Fund:                 Director, Audit Committee Member, Governance & Nominating
                                                    Committee Member
Term of Office & Length of Time Served:             Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:        President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------




Directors'  and  Officers'  Information  (unaudited)




OFFICERS
Name:                                               Jeffrey S. Coons, Ph.D., CFA
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                42
Current Position(s) Held with Fund:                 Vice President
Term of Office1 & Length of Time Served:            Since 2004
Principal Occupation(s) During Past 5 Years:        Co-Director of Research since 2002 & Executive Group Member**,
                                                    Manning & Napier Advisors, Inc.; Managing Director - Risk
                                                    Management, Manning & Napier Advisors, Inc., 1993-2002;  Holds
                                                    one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------

Name:                                               Christine Glavin
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                39
Current Position(s) Held with Fund:                 Principal Financial Officer, Chief Financial Officer
Term of Office1 & Length of Time Served:            Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:        Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------

Name:                                               Jodi L. Hedberg
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                37
Current Position(s) Held with Fund:                 Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering
                                                    Compliance Officer
Term of Office1 & Length of Time Served:            Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:        Director of Compliance, Manning & Napier Advisors, Inc. & affiliates
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------

Name:                                               Alaina V. Metz
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                38
Current Position(s) Held with Fund:                 Special Assistant Secretary
Term of Office & Length of Time Served:             Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:        Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------





*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group, which consists of six members, performs the duties of the Office of the President, effective May 1, 2003.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

(This  page  intentionally  left  blank)

(This  page  intentionally  left  blank)

LITERATURE REQUESTS (unaudited)

PROXY VOTING POLICIES AND PROCEDURES
--------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                             1-800-466-3863
On the Securities and Exchange
     Commission's (SEC) web site     http://www.sec.gov

PROXY VOTING RECORD
-------------------------------------------------------------------------------
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                             1-800-466-3863
On the SEC's web site                http://www.sec.gov

QUARTERLY PORTFOLIO HOLDINGS
-------------------------------------------------------------------------------
The Series' complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                             1-800-466-3863
On the SEC's web site                http://www.sec.gov

The Series' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (SAI)
-------------------------------------------------------------------------------
The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                             1-800-466-3863
On the SEC's web site                http://www.sec.gov
On the Advisor's web site
http://www.manningnapieradvisors.com/www/exeter_fund.asp

ADDITIONAL INFORMATION AVAILABLE AT
WWW.MANNINGNAPIERADVISORS.COM/WWW/EXETER_FUND.ASP
-------------------------------------------------------------------------------
1.     Fund  Holdings  -  Month-end
2.     Fund  Holdings  -  Quarter-end
3.     Shareholder  Report  -  Annual
4.     Shareholder  Report  -  Semi-Annual

Exeter Fund, Inc.
Annual Report
October 31, 2005
Pro-BlendR Conservative Term Series
Pro-BlendR Moderate Term Series
Pro-BlendR Extended Term Series
Pro-BlendR Maximum Term Series

Management Discussion and Analysis (unaudited)


DEAR SHAREHOLDERS:

At this time last year we noted that investors had taken a wait-and-see approach in response to conflicting economic data. This was followed by a strong two months for stocks at the end of 2004, as the presidential election was decided and fears regarding the effects of the falling U.S. dollar were dampened. Since the end of 2004, although traveling in anything but a straight line, the stock market as represented by the S&P 500 Total Return Index has been essentially unchanged. Each month it seems that positive economic news releases are followed by negative news, making it an environment with few dominant trends. The rise in oil prices, which led to a strong rally in energy stock prices, is the one prevailing equity sector trend of note in 2005.

Each of the Series had a large position in the Energy sector relative to the S&P 500 Total Return Index for the majority of the past year and benefited from the upward pressure on oil prices. In the third quarter of this year, we took advantage of the strength of the sector by selling some of our Energy holdings and locking in some gains that had accumulated over prior quarters. Despite partially paring back these positions, we continue to participate in this sector and maintain a positive outlook in this area going forward. These investments have been successful, but from a portfolio construction viewpoint, they also represent something of a hedge against higher oil prices acting as a drag on the economy.

Beyond the oil theme, it should be pointed out that several of the negative forces in the economy right now are specific to the United States. That being the case, we also have a meaningful allocation to foreign stocks and we continue to look for opportunities in foreign markets. Overall, given the current environment, the equity portion of each portfolio is currently driven less by broad trends than by selective individual stock opportunities. These opportunities, anchored by our bottom-up strategies and pricing disciplines, have been an especially important contributor to our outperformance relative to the S&P 500 Total Return Index, given the lack of significant trends influencing the equity market beyond the Energy sector over the past year. Holdings in several industries, including office supply stores, media/cable companies, and utility companies made significant contributions to the Series' performance this year.

As would be expected in the face of fluctuating economic news, both short-term and long-term bond yields have been affected, although in different directions. Thirty-year Treasury bond yields fell from a peak of 5.0% in December 2004 to 4.2% in June 2005, then rose back up to 4.8% by the end of October 2005. On the short maturity end of the yield curve, the 3-month Treasury bill moved in stride with rising short-term interest rates, starting the period at 1.9% at the end of October 2004, then steadily increasing throughout the year, ending at 3.8% in October 2005. As a result, the fixed income portion of each portfolio did not have a significant impact on the Series' overall performance for the year.

From an historical perspective, interest rates have been in a long, extensive decline for the past twenty-five years. Accordingly, in the past we focused primarily on duration-based investments through U.S. Treasuries. With interest rates now in the low single digits, we have begun broadening the Series' bond holdings by investing in additional sectors of the bond market. In late April, we began investing a modest position in both corporate bonds and mortgage-backed U.S. Government agency assets, except in the Pro-BlendR Maximum Term Series whose primary focus is on equities. These holdings are relatively small and did not have a significant impact on performance for the period.

Each of the Pro-BlendR Series has outperformed its benchmarks for the past year, and it is also important to note that the Series have outperformed their respective benchmarks for the current market cycle period. Because a market cycle includes both periods of rising and falling markets, it provides a more balanced view of performance than shorter periods or calendar-year based periods. The current market cycle for all the Series except the Pro-BlendR Conservative Term Series started on April 1, 2000. Because that Series invests primarily in bonds, we use a market cycle based on the bond market, and that cycle started on January 1, 1999.

Corporate earnings have continued to rise even while most prices have been stuck in neutral. To price-conscious investors, this means there are securities with attractive valuations available. This type of market may not yield spectacular returns, but for the patient investor it may represent a steady flow of valuation-based opportunities.

We wish you a happy and healthy new year.

Sincerely,

EXETER ASSET MANAGEMENT

Performance Update - Pro-BlendR  Conservative Term Series (unaudited)




                                                                               AVERAGE ANNUAL TOTAL RETURNS
                                                                                  AS OF OCTOBER 31, 2005
                                                                 --------------------------------------------------------
                                                                              ONE               FIVE    TEN      SINCE
                                                                             YEAR               YEAR   YEAR   INCEPTION1
Exeter Fund, Inc. - Pro-BlendR Conservative Term Series2                                 5.49%  6.11%  6.29%        6.29%

Lehman Brothers Intermediate U.S. Government/Credit Bond Index3                          0.27%  5.94%  5.94%        5.94%

15%/85% Blended Index3                                                                   1.55%  4.95%  6.62%        6.62%




The following graph compares the value of a $10,000 investment in the Exeter Fund, Inc. - Pro-BlendR Conservative Term Series from its inception1 (11/1/95) to present (10/31/05) to the Lehman Brothers Intermediate U.S. Government/Credit Bond Index and a 15%/85% Blended Index.

Data for line chart to follow:

<graphic>
<line chart>



                   Exeter Fund, Inc.               Lehman Brothers Intermediate
Date      Pro-BlendR Conservative Term Series    U.S. Government/Credit Bond Index   15%/85% Blended Index
--------  ------------------------------------  -----------------------------------  -----------------------
11/1/95   $                             10,000  $                            10,000  $               10,000
10/31/96                                10,494                               10,581                  10,790
10/31/97                                11,411                               11,374                  11,904
10/31/98                                12,157                               12,411                  13,197
10/31/99                                12,371                               12,533                  13,695
10/31/00                                13,684                               13,342                  14,604
10/31/01                                14,927                               15,244                  15,907
10/31/02                                15,576                               16,145                  16,457
10/31/03                                16,471                               17,022                  17,812
10/31/04                                17,449                               17,758                  18,722
10/31/05                                18,406                               17,807                  18,991




1Performance numbers for the Series and Indices are calculated from November 1, 1995, the Series' inception date.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results. 3The Lehman Brothers Intermediate U.S. Government/Credit Bond Index is a market value weighted measure of over 2,000 corporate and government investment grade securities with maturities greater than one year but less than ten years. The 15%/85% Blended Index is 15% Standard & Poor's (S&P) 500 Total Return Index and 85% Lehman Brothers Intermediate U.S. Government/Credit Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Both Indices' returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses. Because the Series' asset allocation will vary over time, the composition of the Series' portfolio may not match the composition of the comparative Indices' portfolios.

Shareholder Expense Example - Pro-BlendR  Conservative Term Series (unaudited)


As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.



                               BEGINNING         ENDING       EXPENSES PAID
                             ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*
                                 5/1/05         10/31/05     5/1/05-10/31/05

Actual                       $     1,000.00  $     1,027.60  $           5.11
Hypothetical
(5% return before expenses)  $     1,000.00  $     1,020.16  $           5.09



*Expenses are equal to the Series' annualized expense ratio (for the six-month period) of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series' total return would have been lower had certain expenses not been waived during the period.

Portfolio  Composition  -  Pro-BlendR  Conservative  Term  Series  (unaudited)


As  of  October  31,  2005


Data  for  pie  chart  to  follow:

<graphic>
<pie  chart>

ASSET ALLOCATION*




Common Stocks                                                     27.38%
Corporate Bonds                                                    1.19%
U.S. Government Agencies                                           3.23%
U.S. Treasury Bonds1                                               9.60%
U.S. Treasury Notes2                                              29.72%
Cash, short-term investments, and liabilities, less other assets  28.88%



*As  a  percentage  of  net  assets.
1A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.
2A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.


SECTOR ALLOCATION*



Health Care                 5.70%
Consumer Discretionary      4.65%
Consumer Staples            3.53%
Financials                  2.97%
Energy                      2.69%
Industrials                 2.62%
Information Technology      2.36%
Materials                   1.47%
Telecommunication Services  1.17%
Utilities                   0.71%



*Including Common Stocks and Corporate Bonds, as a percentage of total investments.


TOP FIVE STOCK HOLDINGS*



Emdeon Corp.                               1.01%
Vodafone Group plc - ADR (United Kingdom)  0.98%
Unilever plc - ADR (United Kingdom)        0.97%
Time Warner, Inc.                          0.96%
Novartis AG - ADR (Switzerland)            0.89%



*As a percentage of total investments.


TOP FIVE BOND HOLDINGS*



U.S. Treasury Bond, 5.50%, 8/15/2028   8.91%
U.S. Treasury Note, 1.50%, 3/31/2006   5.68%
U.S. Treasury Note, 3.625%, 4/30/2007  4.20%
U.S. Treasury Note, 3.50%, 11/15/2009  4.10%
U.S. Treasury Note, 3.625%, 5/15/2013  3.06%



*As a percentage of total investments.

Investment Portfolio - October 31, 2005




                                                                          VALUE
Pro-BlendR  CONSERVATIVE TERM SERIES                             SHARES  (NOTE 2)
--------------------------------------------------------------  ------- ---------

COMMON STOCKS - 27.38%
CONSUMER DISCRETIONARY - 4.42%
AUTO COMPONENTS - 0.03%
Autoliv, Inc. (Sweden) (Note 7)                                    250  $ 10,740
Azure Dynamics Corp.* (Canada) (Note 7)                          4,750     4,867
                                                                      ----------
                                                                          15,607
                                                                      ----------

AUTOMOBILES - 0.01%
Bayerische Motoren Werke AG (BMW) (Germany) (Note 7)                75     3,261
                                                                      ----------

DIVERSIFIED CONSUMER SERVICES - 0.02%
Corinthian Colleges, Inc.*                                         625     7,775
                                                                      ----------

HOTELS, RESTAURANTS & LEISURE - 0.84%
Carnival Corp.                                                   3,725   185,021
Club Mediterranee S.A.* (France) (Note 7)                          350    15,287
International Game Technology                                    6,925   183,443
                                                                      ----------
                                                                         383,751
                                                                      ----------

HOUSEHOLD DURABLES - 0.04%
Interface, Inc. - Class A*                                       1,400    10,808
Sony Corp. - ADR (Japan) (Note 7)                                  175     5,740
                                                                      ----------
                                                                          16,548
                                                                      ----------

LEISURE EQUIPMENT & PRODUCTS - 0.41%
Marvel Entertainment, Inc.*                                     10,300   181,280
Sega Sammy Holdings, Inc. (Japan) (Note 7)                         100     3,574
Sega Sammy Holdings, Inc. (New) - When Issued (Japan) (Note 7)     100     3,600
                                                                      ----------
                                                                         188,454
                                                                      ----------
MEDIA - 2.49%
Acme Communications, Inc.*                                         550     2,151
Comcast Corp. - Class A*                                         6,750   187,852
DreamWorks Animation SKG, Inc. - Class A*                          200     5,128
The E.W. Scripps Co. - Class A                                   3,675   168,315
Gannett Co., Inc.                                                2,575   161,350
GCap Media plc (United Kingdom) (Note 7)                         1,900    11,433
Harris Interactive, Inc.*                                        2,100     8,757
Impresa S.A. (SGPS)* (Portugal) (Note 7)                           500     2,786
The McGraw-Hill Companies, Inc.                                     75     3,671
News Corp. - Class A                                               300     4,275
Pearson plc (United Kingdom) (Note 7)                           10,175   113,088
Reed Elsevier plc - ADR (United Kingdom) (Note 7)                  175     6,382
Time Warner, Inc.                                               25,300   451,099




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                      VALUE
Pro-BlendR  CONSERVATIVE TERM SERIES                        SHARES   (NOTE 2)
---------------------------------------------------------  ------- ----------

CONSUMER DISCRETIONARY (continued)
MEDIA (continued)
VNU N.V. (Netherlands) (Note 7)                               400  $   12,716
Wolters Kluwer N.V. (Netherlands) (Note 7)                    350       6,488
                                                                 ------------
                                                                    1,145,491
                                                                 ------------

SPECIALTY RETAIL - 0.57%
Build-A-Bear Workshop, Inc.*                                  225       5,391
Douglas Holding AG (Germany) (Note 7)                         475      18,038
Kingfisher plc (United Kingdom) (Note 7)                    2,250       8,442
KOMERI Co. Ltd. (Japan) (Note 7)                              100       3,514
Office Depot, Inc.*                                         7,900     217,487
Pier 1 Imports, Inc.                                          525       5,418
RadioShack Corp.                                              200       4,420
                                                                 ------------
                                                                      262,710
                                                                 ------------

TEXTILES, APPAREL & LUXURY GOODS - 0.01%
LVMH S.A. (Louis Vuitton Moet Hennessy) (France) (Note 7)      50       4,047
                                                                 ------------

TOTAL CONSUMER DISCRETIONARY                                        2,027,644
                                                                 ------------

CONSUMER STAPLES - 3.61%
BEVERAGES - 0.40%
The Coca-Cola Co.                                           4,175     178,606
Diageo plc (United Kingdom) (Note 7)                          125       1,847
Scottish & Newcastle plc (United Kingdom) (Note 7)            225       1,862
                                                                 ------------
                                                                      182,315
                                                                 ------------

FOOD & STAPLES RETAILING - 0.98%
Carrefour S.A. (France) (Note 7)                            5,375     238,955
FamilyMart Co. Ltd. (Japan) (Note 7)                          200       5,928
Metro AG (Germany) (Note 7)                                   100       4,525
Pathmark Stores, Inc.*                                        700       6,825
Tesco plc (United Kingdom) (Note 7)                           350       1,863
Wal-Mart Stores, Inc.                                       4,100     193,971
                                                                 ------------
                                                                      452,067
                                                                 ------------

FOOD PRODUCTS - 1.84%
Cadbury Schweppes plc (United Kingdom) (Note 7)               675       6,642
Groupe Danone (France) (Note 7)                                50       5,099
The Hain Celestial Group, Inc.*                               575      11,109
Nestle S.A. (Switzerland) (Note 7)                          1,225     364,934
Suedzucker AG (Germany) (Note 7)                              150       3,156




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                            VALUE
Pro-BlendR  CONSERVATIVE TERM SERIES                              SHARES   (NOTE 2)
---------------------------------------------------------------  ------- ----------

CONSUMER STAPLES (continued)
FOOD PRODUCTS (continued)
Unilever plc - ADR (United Kingdom) (Note 7)                     11,214  $  455,288
                                                                       ------------
                                                                            846,228
                                                                       ------------

HOUSEHOLD PRODUCTS - 0.04%
Henkel KGaA (Germany) (Note 7)                                       50       4,289
Kimberly-Clark de Mexico S.A. de C.V. - ADR (Mexico) (Note 7)       700      11,575
Reckitt Benckiser plc (United Kingdom) (Note 7)                      75       2,266
                                                                       ------------
                                                                             18,130
                                                                       ------------

PERSONAL PRODUCTS - 0.35%
Clarins S.A. (France) (Note 7)                                      368      20,209
The Estee Lauder Companies, Inc. - Class A                        4,225     140,143
                                                                       ------------
                                                                            160,352
                                                                       ------------

TOTAL CONSUMER STAPLES                                                    1,659,092
                                                                       ------------

ENERGY - 2.70%
ENERGY EQUIPMENT & SERVICES - 2.01%
Abbot Group plc (United Kingdom) (Note 7)                         2,800      12,339
Baker Hughes, Inc.                                                1,500      82,440
Compagnie Generale de Geophysique S.A. (CGG)* (France) (Note 7)     125      10,897
Cooper Cameron Corp.*                                             1,375     101,379
Helmerich & Payne, Inc.                                             175       9,695
National-Oilwell Varco, Inc.*                                     2,791     174,354
Pride International, Inc.*                                          600      16,842
Schlumberger Ltd.                                                 3,500     317,695
Scomi Group Berhad (Malaysia) (Note 7)                           20,000       5,564
Smedvig ASA - Class A (Norway) (Note 7)                             475      10,079
Transocean, Inc.*                                                 1,450      83,360
Weatherford International Ltd.*                                   1,575      98,595
                                                                       ------------
                                                                            923,239
                                                                       ------------

OIL, GAS & CONSUMABLE FUELS - 0.69%
Amerada Hess Corp.                                                2,175     272,092
BP plc (United Kingdom) (Note 7)                                    175       1,933
Eni S.p.A. (Italy) (Note 7)                                         650      17,416
Forest Oil Corp.*                                                   175       7,644
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil) (Note 7)        175      10,040
Royal Dutch Shell plc - Class B (United Kingdom) (Note 7)            71       2,316




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                     VALUE
Pro-BlendR  CONSERVATIVE TERM SERIES                       SHARES   (NOTE 2)
--------------------------------------------------------  ------- ----------

ENERGY (continued)
OIL, GAS & CONSUMABLE FUELS (continued)
Total S.A. (France) (Note 7)                                  25  $    6,273
                                                                ------------
                                                                     317,714
                                                                ------------

TOTAL ENERGY                                                       1,240,953
                                                                ------------

FINANCIALS - 2.72%
CAPITAL MARKETS - 1.02%
The Bank of New York Co., Inc.                             6,325     197,909
The Charles Schwab Corp.                                     300       4,560
Deutsche Bank AG (Germany) (Note 7)                          175      16,350
Franklin Resources, Inc.                                      50       4,418
Janus Capital Group, Inc.                                    325       5,704
Mellon Financial Corp.1                                       50       1,585
Merrill Lynch & Co., Inc.                                    100       6,474
Piper Jaffray Companies, Inc.*                                50       1,718
SEI Investments Co.                                        5,700     221,160
State Street Corp.                                            75       4,142
T. Rowe Price Group, Inc.                                     50       3,276
                                                                ------------
                                                                     467,296
                                                                ------------

COMMERCIAL BANKS - 1.51%
Banca Intesa S.p.A. (Italy) (Note 7)                       1,075       5,017
Banco BPI S.A. (Portugal) (Note 7)                           800       3,403
Bank of America Corp.                                        150       6,561
BNP Paribas S.A. (France) (Note 7)                            50       3,790
Commerzbank AG (Germany) (Note 7)                            500      13,055
Fifth Third Bancorp                                           50       2,008
The Hachijuni Bank Ltd. (Japan) (Note 7)                   1,000       8,360
KeyCorp.                                                     100       3,224
M&T Bank Corp.                                                25       2,690
Marshall & Ilsley Corp.                                      100       4,296
North Fork Bancorporation, Inc.                              175       4,435
PNC Financial Services Group, Inc.                         3,500     212,485
Societe Generale (France) (Note 7)                            25       2,853
The Sumitomo Trust and Banking Co. Ltd. (Japan) (Note 7)   1,000       8,472
TCF Financial Corp.                                           75       2,033
U.S. Bancorp                                               6,625     195,968
UniCredito Italiano S.p.A. (Italy) (Note 7)                  875       4,883
Wachovia Corp.                                             4,000     202,080
Wells Fargo & Co.                                             25       1,505
Zions Bancorporation                                          75       5,510
                                                                ------------
                                                                     692,628
                                                                ------------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                              VALUE
Pro-BlendR  CONSERVATIVE TERM SERIES                SHARES   (NOTE 2)
-------------------------------------------------  ------- ----------

FINANCIALS (continued)
CONSUMER FINANCE - 0.01%
Capital One Financial Corp.                            50  $    3,817
MoneyGram International, Inc.                          75       1,823
                                                         ------------
                                                                5,640
                                                         ------------

DIVERSIFIED FINANCIAL SERVICES - 0.05%
Citigroup, Inc.                                       175       8,011
ING Groep N.V. (Netherlands) (Note 7)                 225       6,484
JPMorgan Chase & Co.                                  150       5,493
Moody's Corp.                                          25       1,332
Principal Financial Group, Inc.                        50       2,482
                                                         ------------
                                                               23,802
                                                         ------------


INSURANCE - 0.11%
Allianz AG (Germany) (Note 7)                         100      14,073
Ambac Financial Group, Inc.                            25       1,772
American International Group, Inc.*                   150       9,720
Assicurazioni Generali S.p.A. (Italy) (Note 7)        150       4,459
Axa (France) (Note 7)                                 200       5,790
Marsh & McLennan Companies, Inc.                       50       1,458
MBIA, Inc.                                             50       2,912
Muenchener Rueckver AG (Germany) (Note 7)              75       8,798
Torchmark Corp.                                        25       1,321
                                                         ------------
                                                               50,303
                                                         ------------

REAL ESTATE - 0.00%**
Friedman, Billings, Ramsey Group, Inc. - Class A      150       1,331
                                                         ------------

THRIFTS & MORTGAGE FINANCE - 0.02%
BankAtlantic Bancorp, Inc. - Class A                  125       1,736
Flagstar Bancorp, Inc.                                200       2,684
New York Community Bancorp, Inc.                      100       1,617
                                                         ------------
                                                                6,037
                                                         ------------

TOTAL FINANCIALS                                            1,247,037
                                                         ------------

HEALTH CARE - 5.84%
BIOTECHNOLOGY - 0.14%
Affymetrix, Inc.*                                     175       7,950
Caliper Life Sciences, Inc.*                        1,650      10,758
Charles River Laboratories International, Inc.*       500      21,880
Millennium Pharmaceuticals, Inc.*                   1,725      15,732
Neurocrine Biosciences, Inc.*                         125       6,602
Xenogen Corp.*                                      1,550       4,201
                                                         ------------
                                                               67,123
                                                         ------------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                               VALUE
Pro-BlendR  CONSERVATIVE TERM SERIES                  SHARES  (NOTE 2)
---------------------------------------------------  ------- ---------

HEALTH CARE (continued)
HEALTH CARE EQUIPMENT & SUPPLIES - 1.61%
Align Technology, Inc.*                               2,025  $ 14,944
Biomet, Inc.                                            600    20,898
Boston Scientific Corp.                              11,525   289,508
DENTSPLY International, Inc.                          2,425   133,715
PerkinElmer, Inc.                                     9,425   208,010
Thermo Electron Corp.*                                  300     9,057
Wright Medical Group, Inc.*                           1,575    29,311
Zimmer Holdings, Inc.*                                  325    20,725
Zoll Medical Corp.*                                     500    12,410
                                                         ------------
                                                              738,578
                                                         ------------

HEALTH CARE PROVIDERS & SERVICES - 1.57%
American Healthways, Inc.*                              150     6,084
AMERIGROUP Corp.*                                       775    12,958
AmerisourceBergen Corp.                                 150    11,440
AMICAS, Inc.*                                         7,000    30,730
AMN Healthcare Services, Inc.*                        1,550    25,575
Cardinal Health, Inc.                                   225    14,065
Cross Country Healthcare, Inc.*                       1,075    19,533
Eclipsys Corp.*                                         900    14,400
Emdeon Corp.*                                        51,550   474,260
Express Scripts, Inc.*                                  200    15,082
HCA, Inc.                                               300    14,457
McKesson Corp.                                          275    12,493
Omnicell, Inc.*                                       2,000    21,200
Patterson Companies, Inc.*                              500    20,690
Tenet Healthcare Corp.*                               1,350    11,367
Triad Hospitals, Inc.*                                  375    15,424
                                                         ------------
                                                              719,758
                                                         ------------

PHARMACEUTICALS - 2.52%
AstraZeneca plc (United Kingdom) (Note 7)                25     1,121
Bristol-Myers Squibb Co.                                400     8,468
GlaxoSmithKline plc (United Kingdom) (Note 7)         1,150    29,898
GlaxoSmithKline plc - ADR (United Kingdom) (Note 7)   5,375   279,446
Novartis AG - ADR (Switzerland) (Note 7)              7,825   421,141
Pfizer, Inc.                                          7,725   167,942
Sanofi-Aventis (France) (Note 7)                         41     3,282
Sanofi-Aventis - ADR (France) (Note 7)                  300    12,036
Schering AG (Germany) (Note 7)                          300    18,449
Schering-Plough Corp.                                 9,175   186,620




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                                     VALUE
Pro-BlendR  CONSERVATIVE TERM SERIES                                       SHARES   (NOTE 2)
------------------------------------------------------------------------  ------- ----------

HEALTH CARE (continued)
PHARMACEUTICALS (continued)
Shire Pharmaceuticals Group plc (United Kingdom) (Note 7)                    200  $    2,361
Valeant Pharmaceuticals International                                        775      13,299
Wyeth                                                                        250      11,140
                                                                                ------------
                                                                                   1,155,203
                                                                                ------------

TOTAL HEALTH CARE                                                                  2,680,662
                                                                                ------------

INDUSTRIALS - 2.48%
AEROSPACE & DEFENSE - 0.51%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)   6,050     234,679
                                                                                ------------

AIR FREIGHT & LOGISTICS - 0.45%
TNT N.V. (Netherlands) (Note 7)                                              575      13,567
United Parcel Service, Inc. - Class B                                      2,650     193,291
                                                                                ------------
                                                                                     206,858
                                                                                ------------

AIRLINES - 0.71%
AirTran Holdings, Inc.*                                                      650       9,724
Deutsche Lufthansa AG* (Germany) (Note 7)                                    450       6,029
JetBlue Airways Corp.*                                                     5,175      96,307
Southwest Airlines Co.                                                    13,350     213,733
                                                                                ------------
                                                                                     325,793
                                                                                ------------

COMMERCIAL SERVICES & SUPPLIES - 0.03%
ChoicePoint, Inc.*                                                            75       3,170
The Dun & Bradstreet Corp.*                                                  100       6,332
Herman Miller, Inc.                                                          100       2,741
Quebecor World, Inc. (Canada) (Note 7)                                       200       2,962
                                                                                ------------
                                                                                      15,205
                                                                                ------------

CONSTRUCTION & ENGINEERING - 0.03%
Infrasource Services, Inc.*                                                  175       2,264
Koninklijke Boskalis Westminster N.V. (Netherlands) (Note 7)                 186       9,238
                                                                                ------------
                                                                                      11,502
                                                                                ------------

ELECTRICAL EQUIPMENT - 0.29%
ABB (Asea Brown Boveri) Ltd. - ADR* (Switzerland) (Note 7)                15,425     120,161
Gamesa Corporacion Tecnologica S.A. (Spain) (Note 7)                         275       3,816
General Cable Corp.*                                                         325       5,281
Global Power Equipment Group, Inc.*                                          300       1,881




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                       VALUE
Pro-BlendR  CONSERVATIVE TERM SERIES                         SHARES   (NOTE 2)
----------------------------------------------------------  ------- ----------

INDUSTRIALS (continued)
ELECTRICAL EQUIPMENT (continued)
Plug Power, Inc.*                                              575  $    3,335
                                                                  ------------
                                                                       134,474
                                                                  ------------

INDUSTRIAL CONGLOMERATES - 0.04%
Siemens AG (Germany) (Note 7)                                  225      16,700
                                                                  ------------

MACHINERY - 0.42%
AGCO Corp.*                                                 10,725     171,493
Gardner Denver, Inc.*                                           75       3,645
The Greenbrier Companies, Inc.                                 150       4,132
MAN AG (Germany) (Note 7)                                      200       9,268
Wabtec Corp.                                                   125       3,400
                                                                  ------------
                                                                       191,938
                                                                  ------------

TOTAL INDUSTRIALS                                                    1,137,149
                                                                  ------------

INFORMATION TECHNOLOGY - 2.35%
COMMUNICATIONS EQUIPMENT - 0.79%
Cisco Systems, Inc.*                                        16,850     294,032
Marconi Corp. plc* (United Kingdom) (Note 7)                 2,075      13,679
Nokia Oyj - ADR (Finland) (Note 7)                             775      13,036
Packeteer, Inc.*                                             1,950      15,386
Polycom, Inc.*                                                 575       8,798
Research In Motion Ltd. (RIM)* (Canada) (Note 7)               275      16,910
                                                                  ------------
                                                                       361,841
                                                                  ------------

COMPUTERS & PERIPHERALS - 0.04%
EMC Corp.*                                                     400       5,584
International Business Machines (IBM) Corp.                    150      12,282
                                                                  ------------
                                                                        17,866
                                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.07%
Celestica, Inc.* (Canada) (Note 7)                             650       6,214
DTS, Inc.*                                                     525       8,505
Mettler-Toledo International, Inc.* (Switzerland) (Note 7)     175       9,030
Solectron Corp.*                                             2,425       8,560
                                                                  ------------
                                                                        32,309
                                                                  ------------

INTERNET SOFTWARE & SERVICES - 0.03%
Corillian Corp.*                                             1,925       6,083
Online Resources Corp.*                                        500       6,000
                                                                  ------------
                                                                        12,083
                                                                  ------------





The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                                VALUE
Pro-BlendR  CONSERVATIVE TERM SERIES                                  SHARES   (NOTE 2)
-------------------------------------------------------------------  ------- ----------

INFORMATION TECHNOLOGY (continued)
IT SERVICES - 0.44%
Automatic Data Processing, Inc.                                          50  $    2,333
The BISYS Group, Inc.*2                                                 375       4,755
CheckFree Corp.*                                                         50       2,125
First Data Corp.                                                      4,650     188,092
Fiserv, Inc.*                                                            75       3,276
                                                                           ------------
                                                                                200,581
                                                                           ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.14%
ATI Technologies, Inc.* (Canada) (Note 7)                               300       4,335
Cabot Microelectronics Corp.*                                           475      13,965
Cymer, Inc.*                                                            450      15,682
Exar Corp.*                                                             375       4,721
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan) (Note 7)   1,997      16,136
Zoran Corp.*                                                            775      11,377
                                                                           ------------
                                                                                 66,216
                                                                           ------------

SOFTWARE - 0.84%
Amdocs Ltd.* (Guernsey) (Note 7)                                        700      18,529
Blackbaud, Inc.                                                         700      10,080
F-Secure Oyj* (Finland) (Note 7)                                        600       1,352
Opsware, Inc.*                                                          450       2,313
RADWARE Ltd.* (Israel) (Note 7)                                         875      16,109
SAP AG (Germany) (Note 7)                                                75      12,836
SAP AG - ADR (Germany) (Note 7)                                         125       5,367
Symantec Corp.*                                                       9,175     218,824
Synopsys, Inc.*                                                       5,075      96,171
Verity, Inc.*                                                           450       4,478
                                                                           ------------
                                                                                386,059
                                                                           ------------

TOTAL INFORMATION TECHNOLOGY                                                  1,076,955
                                                                           ------------

MATERIALS - 1.45%
CHEMICALS - 1.04%
Air Liquide S.A. (France) (Note 7)                                       27       4,908
Bayer AG (Germany) (Note 7)                                             250       8,670
Degussa AG (Germany) (Note 7)                                            75       3,101
Engelhard Corp.                                                       6,400     174,080
Lanxess* (Germany) (Note 7)                                             142       4,128
Lonza Group AG (Switzerland) (Note 7)                                 2,650     152,750
Minerals Technologies, Inc.                                           2,275     121,621
Nalco Holding Co.*                                                      300       5,100
                                                                           ------------
                                                                                474,358
                                                                           ------------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                          SHARES/          VALUE
Pro-BlendR  CONSERVATIVE TERM SERIES                                  PRINCIPAL AMOUNT     (NOTE 2)
-------------------------------------------------------------------  -----------------  -----------

MATERIALS (continued)
PAPER & FOREST PRODUCTS - 0.41%
Aracruz Celulose S.A. - ADR (Brazil) (Note 7)                                    4,525  $   173,307
Sappi Ltd. - ADR (South Africa) (Note 7)                                         1,625       15,893
                                                                                      -------------
                                                                                            189,200
                                                                                      -------------

TOTAL MATERIALS                                                                             663,558
                                                                                      -------------

TELECOMMUNICATION SERVICES - 1.08%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.07%
Deutsche Telekom AG (Germany) (Note 7)                                             575       10,163
Singapore Telecommunications Ltd. (Singapore) (Note 7)                          18,000       24,767
                                                                                      -------------
                                                                                             34,930
                                                                                      -------------

WIRELESS TELECOMMUNICATION SERVICES - 1.01%
Vodafone Group plc - ADR (United Kingdom) (Note 7)                              17,625      462,832
                                                                                      -------------

TOTAL TELECOMMUNICATION SERVICES                                                            497,762
                                                                                      -------------

UTILITIES - 0.73%
ELECTRIC UTILITIES - 0.72%
Allegheny Energy, Inc.*                                                         10,975      310,153
E.ON AG (Germany) (Note 7)                                                         175       15,851
Westar Energy, Inc.                                                                100        2,210
                                                                                      -------------
                                                                                            328,214
                                                                                      -------------

MULTI-UTILITIES - 0.01%
Aquila, Inc.*                                                                    1,400        4,956
National Grid plc (United Kingdom) (Note 7)                                        175        1,600
                                                                                      -------------
                                                                                              6,556
                                                                                      -------------

TOTAL UTILITIES                                                                             334,770
                                                                                      -------------

TOTAL COMMON STOCKS
(Identified Cost $11,377,330)                                                            12,565,582
                                                                                      -------------

CORPORATE BONDS - 1.19%
CONSUMER DISCRETIONARY - 0.35%
AUTOMOBILES - 0.12%
General Motors Acceptance Corp., 6.125%, 9/15/2006                   $          55,000       54,839
                                                                                      -------------

MEDIA - 0.11%
AOL Time Warner (now known as Time Warner, Inc.), 6.75%, 4/15/2011              25,000       26,409
Comcast Cable Communications, Inc., 6.75%, 1/30/2011                            25,000       26,407
                                                                                      -------------
                                                                                             52,816
                                                                                      -------------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                            VALUE
Pro-BlendR  CONSERVATIVE TERM SERIES                    PRINCIPAL AMOUNT   (NOTE 2)
-----------------------------------------------------  -----------------  --------

CONSUMER DISCRETIONARY (continued)
MULTILINE RETAIL - 0.12%
JC Penney Co., Inc., 8.00%, 3/1/2010                   $          25,000  $ 27,009
Target Corp., 5.875%, 3/1/2012                                    25,000    26,172
                                                                        ----------
                                                                            53,181
                                                                        ----------

TOTAL CONSUMER DISCRETIONARY                                               160,836
                                                                        ----------

ENERGY - 0.06%
OIL, GAS & CONSUMABLE FUELS - 0.06%
Amerada Hess Corp., 6.65%, 8/15/2011                              25,000    26,607
                                                                        ----------

FINANCIALS - 0.33%
COMMERCIAL BANKS - 0.28%
Bank of America Corp., 7.40%, 1/15/2011                           30,000    33,118
PNC Funding Corp., 7.50%, 11/1/2009                               25,000    27,163
U.S. Bank National Association, 6.375%, 8/1/2011                  30,000    31,954
Wachovia Corp., 5.25%, 8/1/2014                                   35,000    34,900
                                                                        ----------
                                                                           127,135
                                                                        ----------

INSURANCE - 0.05%
American International Group, Inc., 4.25%, 5/15/2013              25,000    23,538
                                                                        ----------

TOTAL FINANCIALS                                                           150,673
                                                                        ----------

INDUSTRIALS - 0.20%
AIRLINES - 0.07%
Southwest Airlines Co., 5.25%, 10/1/2014                          35,000    33,413
                                                                        ----------

INDUSTRIAL CONGLOMERATES - 0.07%
General Electric Capital Corp., 6.75%, 3/15/2032                  30,000    34,313
                                                                        ----------

ROAD & RAIL - 0.06%
CSX Corp., 6.75%, 3/15/2011                                       25,000    26,763
                                                                        ----------

TOTAL INDUSTRIALS                                                           94,489
                                                                        ----------

INFORMATION TECHNOLOGY - 0.08%
COMMUNICATIONS EQUIPMENT - 0.08%
Corning, Inc., 5.90%, 3/15/2014                                   35,000    34,906
                                                                        ----------

MATERIALS - 0.06%
METALS & MINING - 0.06%
Alcoa, Inc., 7.375%, 8/1/2010                                     25,000    27,433
                                                                        ----------

TELECOMMUNICATION SERVICES - 0.11%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.05%
Verizon Wireless Capital LLC, 5.375%, 12/15/2006                  25,000    25,138




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                                       VALUE
Pro-BlendR  CONSERVATIVE TERM SERIES                             PRINCIPAL AMOUNT     (NOTE 2)
--------------------------------------------------------------  -----------------  -----------

TELECOMMUNICATION SERVICES (continued)
WIRELESS TELECOMMUNICATION SERVICES - 0.06%
Vodafone Group plc, 7.75%, 2/15/2010 (United Kingdom) (Note 7)  $          25,000  $    27,500
                                                                                 -------------

TOTAL TELECOMMUNICATION SERVICES                                                        52,638
                                                                                 -------------

TOTAL CORPORATE BONDS
(Identified Cost $559,500)                                                             547,582
                                                                                 -------------

U.S. TREASURY SECURITIES - 39.32%
U.S. TREASURY BONDS - 9.60%
U.S. Treasury Bond, 6.875%, 8/15/2025                                     170,000      213,749
U.S. Treasury Bond, 5.50%, 8/15/2028                                    3,835,000    4,193,783
                                                                                 -------------

TOTAL U.S. TREASURY BONDS
(Identified Cost $4,375,192)                                                         4,407,532
                                                                                 -------------

U.S. TREASURY NOTES - 29.72%
U.S. Treasury Note, 1.875%, 12/31/2005                                    500,000      498,261
U.S. Treasury Note, 5.625%, 2/15/2006                                      10,000       10,045
U.S. Treasury Note, 1.50%, 3/31/2006                                    2,700,000    2,671,102
U.S. Treasury Note, 7.00%, 7/15/2006                                       25,000       25,453
U.S. Treasury Note, 6.50%, 10/15/2006                                      15,000       15,288
U.S. Treasury Note, 3.50%, 11/15/2006                                     700,000      693,930
U.S. Treasury Note, 3.625%, 4/30/2007                                   2,000,000    1,977,734
U.S. Treasury Note, 4.375%, 5/15/2007                                     500,000      499,941
U.S. Treasury Note, 6.625%, 5/15/2007                                      35,000       36,184
U.S. Treasury Note, 3.25%, 8/15/2007                                    1,050,000    1,029,615
U.S. Treasury Note, 6.125%, 8/15/2007                                      15,000       15,445
U.S. Treasury Note, 3.00%, 2/15/2008                                      400,000      387,891
U.S. Treasury Note, 5.50%, 2/15/2008                                       90,000       92,180
U.S. Treasury Note, 5.625%, 5/15/2008                                      10,000       10,290
U.S. Treasury Note, 3.25%, 8/15/2008                                      300,000      290,859
Interest Stripped - Principal Payment, 2/15/2009                           17,000       14,709
U.S. Treasury Note, 3.50%, 11/15/2009                                   2,000,000    1,929,532
U.S. Treasury Note, 3.875%, 5/15/2010                                   1,000,000      975,547
U.S. Treasury Note, 5.00%, 2/15/2011                                    1,000,000    1,024,766
U.S. Treasury Note, 3.625%, 5/15/2013                                   1,525,000    1,440,410
                                                                                 -------------

TOTAL U.S. TREASURY NOTES
(Identified Cost $13,836,376)                                                       13,639,182
                                                                                 -------------

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $18,211,568)                                                       18,046,714
                                                                                 -------------

U.S. GOVERNMENT AGENCIES - 3.23%
MORTGAGE-BACKED SECURITIES - 3.17%
Fannie Mae, Pool #805347, 5.50%, 1/1/2020                                  33,652       33,891
Fannie Mae, Pool #747607, 6.50%, 11/1/2033                                 44,434       45,614




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                                         VALUE
Pro-BlendR  CONSERVATIVE TERM SERIES                                PRINCIPAL AMOUNT    (NOTE 2)
-----------------------------------------------------------------  -----------------  ----------

MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae, TBA3, 4.50%, 11/15/2020                                $          75,000  $   72,516
Fannie Mae, TBA3, 5.00%, 11/15/2020                                           65,000      64,106
Fannie Mae, TBA3, 5.00%, 11/15/2035                                          145,000     139,517
Fannie Mae, TBA3, 5.50%, 11/15/2035                                          220,000     216,975
Fannie Mae, TBA3, 6.00%, 11/15/2035                                           95,000      95,801
Federal Home Loan Mortgage Corp., Pool #B16835, 5.50%, 10/1/2019              28,408      28,595
Federal Home Loan Mortgage Corp., Pool #G01736, 6.50%, 9/1/2034               23,500      24,095
Federal Home Loan Mortgage Corp., TBA3, 5.00%, 1/15/2020                      55,000      54,141
Federal Home Loan Mortgage Corp., TBA3, 4.50%, 11/15/2020                     90,000      87,047
Federal Home Loan Mortgage Corp., TBA3, 5.00%, 11/15/2035                     90,000      86,569
Federal Home Loan Mortgage Corp., TBA3, 5.50%, 11/15/2035                    130,000     128,294
Federal Home Loan Mortgage Corp., TBA3, 6.00%, 11/15/2035                     50,000      50,484
GNMA, Pool #365225, 9.00%, 11/15/2024                                          2,198       2,415
GNMA, Pool #398655, 6.50%, 5/15/2026                                           2,729       2,838
GNMA, Pool #452826, 9.00%, 1/15/2028                                           4,084       4,499
GNMA, Pool #460820, 6.00%, 6/15/2028                                          16,484      16,800
GNMA, Pool #458983, 6.00%, 1/15/2029                                          48,479      49,391
GNMA, Pool #530481, 8.00%, 8/15/2030                                          17,885      19,119
GNMA, Pool #577796, 6.00%, 1/15/2032                                          80,365      81,793
GNMA, Pool #631703, 6.50%, 9/15/2034                                          21,765      22,589
GNMA, TBA3, 5.50%, 11/15/2035                                                 60,000      59,906
GNMA, TBA3, 6.00%, 11/15/2035                                                 35,000      35,623
GNMA, TBA3, 5.00%, 12/15/2035                                                 35,000      34,092
                                                                                    ------------

TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $1,462,870)                                                           1,456,710
                                                                                    ------------

OTHER AGENCIES - 0.06%
Fannie Mae, 6.00%, 12/15/2005                                                 10,000      10,020
Fannie Mae, 5.25%, 1/15/2009                                                  15,000      15,257
                                                                                    ------------

TOTAL OTHER AGENCIES
(Identified Cost $25,816)                                                                 25,277
                                                                                    ------------

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $1,488,686)                                                           1,481,987
                                                                                    ------------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                               SHARES/           VALUE
Pro-BlendR  CONSERVATIVE TERM SERIES                       PRINCIPAL AMOUNT     (NOTE 2)
--------------------------------------------------------  -----------------  -----------

SHORT-TERM INVESTMENTS - 31.40%
Dreyfus Treasury Cash Management - Institutional Shares           1,471,972  $ 1,471,972
Fannie Mae Discount Note, 12/7/2005                       $       2,500,000    2,490,300
Federal Home Loan Bank Discount Note, 11/21/2005                  1,500,000    1,496,975
Freddie Mac Discount Note, 11/21/2005                             2,000,000    1,995,766
U.S. Treasury Bill, 12/29/2005                                    7,000,000    6,959,693
                                                                           -------------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $14,415,773)                                                 14,414,706
                                                                           -------------

TOTAL INVESTMENTS - 102.52%
(Identified Cost $46,052,857)                                                 47,056,571

LIABILITIES, LESS OTHER ASSETS - (2.52%)                                      (1,157,432)
                                                                           -------------

NET ASSETS - 100%                                                            $45,899,139
                                                                           =============




*Non-income  producing  security
**Less  than  0.01%
1Mellon Financial Corp. is the parent company of Mellon Trust of New England N.A., the Fund's custodian.
2A subsidiary of the company serves as the Fund's sub-accounting services and sub-transfer agent. An employee of the company serves as an officer of the Fund (See Note 4 to Financial Statements).
3Security purchased on a forward commitment or when-issued basis. TBA - to be announced.
ADR  -  American  Depository  Receipt


The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-BlendR  Conservative Term Series


October 31, 2005




ASSETS:
Investments, at value (identified cost $46,052,857) (Note 2)    $47,056,571
Interest receivable                                                 188,712
Receivable for fund shares sold                                      62,349
Dividends receivable                                                  7,395
Foreign tax reclaims receivable                                       2,968
                                                                -----------

TOTAL ASSETS                                                     47,317,995
                                                                -----------

LIABILITIES:

Accrued management fees (Note 3)                                     17,510
Accrued fund accounting and transfer agent fees (Note 3)              5,285
Accrued Chief Compliance Officer services (Note 3)                    1,537
Accrued directors' fees (Note 3)                                        120
Payable for purchases of delayed delivery securities (Note 2)     1,137,854
Payable for fund shares repurchased                                 153,185
Payable for securities purchased                                     67,269
Audit fees payable                                                   29,729
Other payables and accrued expenses                                   6,367
                                                                -----------

TOTAL LIABILITIES                                                 1,418,856
                                                                -----------

TOTAL NET ASSETS                                                $45,899,139
                                                                ===========

NET ASSETS CONSIST OF:

Capital stock                                                   $    38,569
Additional paid-in-capital                                       43,132,766
Undistributed net investment income                                 435,528
Accumulated net realized gain on investments and other assets
and liabilities                                                   1,288,764
Net unrealized appreciation on investments and other assets
and liabilities                                                   1,003,512
                                                                -----------

TOTAL NET ASSETS                                                $45,899,139
                                                                ===========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A ($45,899,139/3,856,947 shares)        $     11.90
                                                                ===========




The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-BlendR  Conservative Term Series


For the Year Ended October 31, 2005




INVESTMENT INCOME:
Interest                                                 $  851,927
Dividends (net of foreign tax withheld, $6,372)             163,321
                                                         ----------

Total Investment Income                                   1,015,248
                                                         ----------

EXPENSES:

Management fees (Note 3)                                    288,931
Fund accounting and transfer agent fees (Note 3)             52,911
Directors' fees (Note 3)                                      7,661
Chief Compliance Officer services (Note 3)                    5,446
Audit fees                                                   29,771
Custodian fees                                               20,800
Miscellaneous                                                31,668
                                                         ----------

Total Expenses                                              437,188
Less reduction of expenses (Note 3)                         (75,408)
                                                         ----------

Net Expenses                                                361,780
                                                         ----------

NET INVESTMENT INCOME                                       653,468
                                                         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on -
Investments                                               1,324,792
Foreign currency and other assets and liabilities              (291)
                                                         ----------

                                                          1,324,501
                                                         ----------

Net change in unrealized appreciation on -
Investments                                                (171,861)
Foreign currency and other assets and liabilities              (283)
                                                         ----------

                                                           (172,144)
                                                         ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS    1,152,357
                                                         ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $1,805,825
                                                         ==========




The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-BlendR Conservative Term Series




                                                             FOR THE       FOR THE
                                                            YEAR ENDED    YEAR ENDED
                                                             10/31/05      10/31/04
                                                           ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                      $   653,468   $   407,718
Net realized gain on investments                             1,324,501       215,957
Net change in unrealized appreciation on investments          (172,144)      686,553
                                                           ------------  -----------

Net increase from operations                                 1,805,825     1,310,228
                                                           ------------  -----------

DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 8):

From net investment income                                    (493,684)     (316,566)
From net realized gain on investments                         (234,753)     (478,056)
                                                           ------------  -----------

Total distributions to shareholders                           (728,437)     (794,622)
                                                           ------------  -----------

CAPITAL STOCK ISSUED AND
REPURCHASED:

Net increase from capital share transactions (Note 5)       17,977,549     6,337,844
                                                           ------------  -----------

Net increase in net assets                                  19,054,937     6,853,450

NET ASSETS:

Beginning of year                                           26,844,202    19,990,752
                                                           ------------  -----------

END OF YEAR (including undistributed net
investment income of $435,528 and $272,494, respectively)  $45,899,139   $26,844,202
                                                           ============  ===========




The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-BlendR  Conservative Term Series




                                                                                   FOR THE YEARS ENDED
                                                          10/31/05          10/31/04    10/31/03    10/31/02    10/31/01
                                                    --------------------   ---------   ---------   ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                 $              11.54   $   11.32   $   10.95   $   11.34   $   11.16
                                                    --------------------   ---------   ---------   ----------  ----------

Income from investment operations:
Net investment income                                               0.17        0.18        0.17       0.302        0.46
Net realized and unrealized gain on investments                     0.46        0.48        0.45       0.152        0.51
                                                    --------------------   ---------   ---------   ----------  ----------

Total from investment operations                                    0.63        0.66        0.62        0.45        0.97
                                                    --------------------   ---------   ---------   ----------  ----------

Less distributions to shareholders:
From net investment income                                         (0.18)      (0.17)      (0.21)      (0.41)      (0.48)
From net realized gain on investments                              (0.09)      (0.27)      (0.04)      (0.43)      (0.31)
                                                    --------------------   ---------   ---------   ----------  ----------

Total distributions to shareholders                                (0.27)      (0.44)      (0.25)      (0.84)      (0.79)
                                                    --------------------   ---------   ---------   ----------  ----------

NET ASSET VALUE - END OF YEAR                       $              11.90   $   11.54   $   11.32   $   10.95   $   11.34
                                                    ====================   =========   =========   ==========  ==========

Total return1                                                       5.49%       5.93%       5.75%       4.35%       9.09%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
Expenses*                                                           1.00%       1.00%       1.00%       1.00%       1.00%
Net investment income                                               1.81%       1.77%       1.90%     2.95%2        3.84%

Portfolio turnover                                                    60%         25%         40%         55%         42%

NET ASSETS - END OF YEAR (000's omitted)            $             45,899   $  26,844   $  19,991   $  12,195   $   4,233
                                                    ====================   =========   =========   ==========  ==========



*The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:



0.21%  0.32%  0.82%  1.84%  2.00%



1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the year.
2The Series adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, which requires the Series to amortize premium and accrete discount on all debt securities (see Note 2 to the financial statements). The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain (loss) on investments per share by $0.01, and increase the net investment income ratio from 2.80% to 2.95%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.


The accompanying notes are an integral part of the financial statements.

Performance Update - Pro-BlendR  Moderate Term Series (unaudited)




                                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                                                  AS OF OCTOBER 31, 2005
                                                                 --------------------------------------------------------
                                                                              ONE               FIVE    TEN      SINCE
                                                                             YEAR               YEAR   YEAR   INCEPTION1
Exeter Fund, Inc. - Pro-BlendR  Moderate Term Series2                                   10.94%  6.22%  7.86%        7.92%

Lehman Brothers Intermediate U.S. Government/Credit Bond Index3                          0.27%  5.94%  5.94%        5.77%

40%/60% Blended Index3                                                                   3.68%  3.17%  7.63%        7.86%




The following graph compares the value of a $10,000 investment in the Exeter Fund, Inc. - Pro-BlendR Moderate Term Series from its inception1 (9/15/93) to present (10/31/05) to the Lehman Brothers Intermediate U.S. Government/Credit Bond Index and a 40%/60% Blended Index.


Data for line chart to follow:

<graphic>
<line chart>



                 Exeter Fund, Inc.             Lehman Brothers Intermediate
Date      Pro-BlendR Moderate Term Series   U.S. Government/Credit Bond Index   40%/60% Blended Index
--------  --------------------------------  ----------------------------------  ----------------------
9/15/93   $                         10,000  $                           10,000  $               10,000
12/31/93                            10,092                              10,032                  10,103
12/31/94                            10,012                               9,838                  10,045
12/31/95                            12,123                              11,347                  12,438
10/31/96                            12,806                              11,728                  13,503
10/31/97                            14,472                              12,606                  15,807
10/31/98                            15,383                              13,755                  18,139
10/31/99                            16,048                              13,891                  20,037
10/31/00                            18,634                              14,788                  21,358
10/31/01                            19,304                              16,896                  20,754
10/31/02                            18,662                              17,867                  20,262
10/31/03                            20,878                              18,837                  22,626
10/31/04                            22,707                              19,652                  24,073
10/31/05                            25,191                              19,706                  24,959




1Performance numbers for the Series are calculated from September 15, 1993, the Series' inceptiondate. The Lehman Brothers Intermediate U.S. Government/Credit Bond Index only publishes month-end numbers; therefore, performance numbers for the indices are calculated from September 30, 1993.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results. 3The Lehman Brothers Intermediate U.S. Government/Credit Bond Index is a market value weighted measure of over 2,000 corporate and government investment grade securities with maturities greater than one year but less than ten years. The 40%/60% Blended Index is 40% Standard & Poor's (S&P) 500 Total Return Index and 60% Lehman Brothers Intermediate U.S. Government/Credit Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Both Indices' returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses. Because the Series' asset allocation will vary over time, the composition of the Series' portfolio may not match the composition of the comparative Indices' portfolios.

Shareholder Expense Example - Pro-BlendR  Moderate Term Series (unaudited)


As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction cost were included, your costs would have been higher.



                               BEGINNING         ENDING       EXPENSES PAID
                             ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*
                                 5/1/05         10/31/05     5/1/05-10/31/05

Actual                       $     1,000.00  $     1,053.60  $           6.21
Hypothetical
(5% return before expenses)  $     1,000.00  $     1,019.16  $           6.11



*Expenses are equal to the Series' annualized expense ratio (for the six-month period) of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series' total return would have been lower had certain expenses not been waived during the period.

Portfolio Composition - Pro-BlendR  Moderate Term Series (unaudited)


As of October 31, 2005


Data  for  pie  chart  to  follow:

<graphic>
<pie  chart>

ASSET ALLOCATION*




Common Stocks                                                     52.72%
Corporate Bonds                                                    3.63%
U.S. Government Agencies                                           5.12%
U.S. Treasury Bonds1                                               4.95%
U.S. Treasury Notes2                                              18.20%
Cash, short-term investments, and liabilities, less other assets  15.38%




*As  a  percentage  of  net  assets.
1A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.
2A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.


SECTOR ALLOCATION*



Health Care                 10.72%
Consumer Discretionary       8.86%
Consumer Staples             7.50%
Financials                   5.61%
Energy                       5.22%
Industrials                  4.63%
Information Technology       4.43%
Materials                    2.70%
Telecommunication Services   2.19%
Utilities                    1.43%



*Including Common Stocks and Corporate Bonds, as a percentage of total investments.


TOP TEN STOCK HOLDINGS*



Vodafone Group plc - ADR (United Kingdom)    1.86%
Unilever plc - ADR (United Kingdom)          1.82%
Emdeon Corp.                                 1.76%
Novartis AG - ADR (Switzerland)              1.75%
Time Warner, Inc.                            1.63%
The Estee Lauder Companies, Inc. - Class A   1.51%
Nestle S.A. (Switzerland)                    1.36%
Amerada Hess Corp.                           1.30%
GlaxoSmithKline plc - ADR (United Kingdom)   1.13%
Boston Scientific Corp.                      1.12%



*As a percentage of total investments.

Investment Portfolio - October 31, 2005




                                                                           VALUE
Pro-BlendR  MODERATE TERM SERIES                                 SHARES   (NOTE 2)
--------------------------------------------------------------  ------- ----------

COMMON STOCKS - 52.72%
CONSUMER DISCRETIONARY - 8.39%
AUTO COMPONENTS - 0.06%
Autoliv, Inc. (Sweden) (Note 7)                                  1,925  $   82,698
Azure Dynamics Corp.* (Canada) (Note 7)                         31,950      32,740
                                                                      ------------
                                                                           115,438
                                                                      ------------
AUTOMOBILES - 0.02%
Bayerische Motoren Werke AG (BMW) (Germany) (Note 7)               775      33,702
                                                                      ------------

DIVERSIFIED CONSUMER SERVICES - 0.03%
Corinthian Colleges, Inc.*                                       5,300      65,932
                                                                      ------------

HOTELS, RESTAURANTS & LEISURE - 1.66%
Carnival Corp.                                                  31,575   1,568,330
Club Mediterranee S.A.* (France) (Note 7)                        2,625     114,654
International Game Technology                                   55,850   1,479,466
                                                                      ------------
                                                                         3,162,450
                                                                      ------------

HOUSEHOLD DURABLES - 0.08%
Interface, Inc. - Class A*                                      11,250      86,850
Sony Corp. - ADR (Japan) (Note 7)                                2,325      76,260
                                                                      ------------
                                                                           163,110
                                                                      ------------

LEISURE EQUIPMENT & PRODUCTS - 0.72%
K2, Inc.*                                                          525       5,266
Marvel Entertainment, Inc.*                                     73,250   1,289,200
Sega Sammy Holdings, Inc. (Japan) (Note 7)                       1,100      39,316
Sega Sammy Holdings, Inc. (New) - When Issued (Japan) (Note 7)   1,100      39,600
                                                                      ------------
                                                                         1,373,382
                                                                      ------------

MEDIA - 4.64%
Acme Communications, Inc.*                                       6,500      25,416
Comcast Corp. - Class A*                                        51,300   1,427,679
DreamWorks Animation SKG, Inc. - Class A*                        1,500      38,460
The E.W. Scripps Co. - Class A                                  25,825   1,182,785
Gannett Co., Inc.                                               20,100   1,259,466
GCap Media plc (United Kingdom) (Note 7)                        15,550      93,569
Harris Interactive, Inc.*                                       23,375      97,474
Impresa S.A. (SGPS)* (Portugal) (Note 7)                         4,825      26,885
The McGraw-Hill Companies, Inc.                                    600      29,364
News Corp. - Class A                                             3,175      45,244
Pearson plc (United Kingdom) (Note 7)                           97,050   1,078,639
Reed Elsevier plc - ADR (United Kingdom) (Note 7)                1,650      60,175




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                       VALUE
Pro-BlendR  MODERATE TERM SERIES                            SHARES     (NOTE 2)
---------------------------------------------------------  -------  -----------

CONSUMER DISCRETIONARY (continued)
MEDIA (continued)
Time Warner, Inc.                                          184,125  $ 3,282,949
VNU N.V. (Netherlands) (Note 7)                              4,735      150,529
Wolters Kluwer N.V. (Netherlands) (Note 7)                   3,425       63,491
                                                                  -------------
                                                                      8,862,125
                                                                  -------------

MULTILINE RETAIL - 0.01%
Don Quijote Co. Ltd. (Japan) (Note 7)                          300       21,548
                                                                  -------------

SPECIALTY RETAIL - 1.13%
Build-A-Bear Workshop, Inc.*                                 2,075       49,717
Douglas Holding AG (Germany) (Note 7)                        4,250      161,389
Kingfisher plc (United Kingdom) (Note 7)                    18,300       68,661
KOMERI Co. Ltd. (Japan) (Note 7)                               600       21,084
Office Depot, Inc.*                                         64,825    1,784,632
Pier 1 Imports, Inc.                                         4,150       42,828
RadioShack Corp.                                             1,625       35,912
                                                                  -------------
                                                                      2,164,223
                                                                  -------------

TEXTILES, APPAREL & LUXURY GOODS - 0.04%
LVMH S.A. (Louis Vuitton Moet Hennessy) (France) (Note 7)      875       70,827
                                                                  -------------
TOTAL CONSUMER DISCRETIONARY                                         16,032,737
                                                                  -------------

CONSUMER STAPLES - 7.86%
BEVERAGES - 0.79%
The Coca-Cola Co.                                           32,575    1,393,558
Diageo plc (United Kingdom) (Note 7)                         1,175       17,364
Grupo Modelo S.A. de C.V. - Series C (Mexico) (Note 7)       6,025       18,504
Kirin Brewery Co. Ltd. (Japan) (Note 7)                      5,000       55,202
Scottish & Newcastle plc (United Kingdom) (Note 7)           2,050       16,961
                                                                  -------------
                                                                      1,501,589
                                                                  -------------

FOOD & STAPLES RETAILING - 1.81%
Carrefour S.A. (France) (Note 7)                            40,400    1,796,050
FamilyMart Co. Ltd. (Japan) (Note 7)                         1,600       47,427
Metro AG (Germany) (Note 7)                                  1,150       52,035
Pathmark Stores, Inc.*                                       5,325       51,919
Tesco plc (United Kingdom) (Note 7)                          3,400       18,097
Wal-Mart Stores, Inc.                                       31,300    1,480,803
                                                                  -------------
                                                                      3,446,331
                                                                  -------------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                             VALUE
Pro-BlendR  MODERATE TERM SERIES                                  SHARES    (NOTE 2)
---------------------------------------------------------------  -------  -----------

CONSUMER STAPLES (continued)
FOOD PRODUCTS - 3.48%
Cadbury Schweppes plc (United Kingdom) (Note 7)                    7,050  $    69,372
Groupe Danone (France) (Note 7)                                      425       43,339
The Hain Celestial Group, Inc.*                                    4,575       88,389
Nestle S.A. (Switzerland) (Note 7)                                 9,250    2,755,625
Suedzucker AG (Germany) (Note 7)                                   1,175       24,724
Unilever plc - ADR (United Kingdom) (Note 7)                      90,348    3,668,129
                                                                        -------------
                                                                            6,649,578
                                                                        -------------

HOUSEHOLD PRODUCTS - 0.09%
Henkel KGaA (Germany) (Note 7)                                       450       38,598
Kao Corp. (Japan) (Note 7)                                         1,000       23,842
Kimberly-Clark de Mexico S.A. de C.V. - ADR (Mexico) (Note 7)      5,725       94,665
Reckitt Benckiser plc (United Kingdom) (Note 7)                      575       17,371
                                                                        -------------
                                                                              174,476
                                                                        -------------

PERSONAL PRODUCTS - 1.69%
Clarins S.A. (France) (Note 7)                                     3,208      176,425
The Estee Lauder Companies, Inc. - Class A                        92,075    3,054,128
                                                                        -------------
                                                                            3,230,553
                                                                        -------------
TOTAL CONSUMER STAPLES                                                     15,002,527
                                                                        -------------

ENERGY - 5.43%
ENERGY EQUIPMENT & SERVICES - 3.85%
Abbot Group plc (United Kingdom) (Note 7)                         26,975      118,873
Baker Hughes, Inc.                                                12,225      671,886
Compagnie Generale de Geophysique S.A. (CGG)* (France) (Note 7)    1,175      102,432
Cooper Cameron Corp.*                                             15,225    1,122,539
Helmerich & Payne, Inc.                                            1,900      105,260
National-Oilwell Varco, Inc.*                                     22,089    1,379,900
Pride International, Inc.*                                         5,800      162,806
Schlumberger Ltd.                                                 24,000    2,178,480
Scomi Group Berhad (Malaysia) (Note 7)                           159,000       44,231
Smedvig ASA - Class A (Norway) (Note 7)                            4,650       98,671
Transocean, Inc.*                                                 11,900      684,131
Weatherford International Ltd.*                                   10,875      680,775
                                                                        -------------
                                                                            7,349,984
                                                                        -------------

OIL, GAS & CONSUMABLE FUELS - 1.58%
Amerada Hess Corp.                                                20,925    2,617,717
BP plc (United Kingdom) (Note 7)                                   1,775       19,602




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                         VALUE
Pro-BlendR  MODERATE TERM SERIES                               SHARES   (NOTE 2)
------------------------------------------------------------  ------- -----------

ENERGY (continued)
OIL, GAS & CONSUMABLE FUELS (continued)
Eni S.p.A. (Italy) (Note 7)                                    5,900  $   158,084
Forest Oil Corp.*                                              1,250       54,600
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil) (Note 7)   1,350       77,449
Royal Dutch Shell plc - Class B (United Kingdom) (Note 7)        632       20,614
Total S.A. (France) (Note 7)                                     300       75,277
                                                                    -------------
                                                                        3,023,343
                                                                    -------------
TOTAL ENERGY                                                           10,373,327
                                                                    -------------

FINANCIALS - 4.97%
CAPITAL MARKETS - 1.77%
The Bank of New York Co., Inc.                                47,375    1,482,364
The Charles Schwab Corp.                                       2,450       37,240
Deutsche Bank AG (Germany) (Note 7)                            1,775      165,840
Franklin Resources, Inc.                                         350       30,929
Janus Capital Group, Inc.                                      2,675       46,946
Mellon Financial Corp.1                                          450       14,261
Merrill Lynch & Co., Inc.                                        725       46,937
Piper Jaffray Companies, Inc.*                                   450       15,457
SEI Investments Co.                                           38,425    1,490,890
State Street Corp.                                               550       30,376
T. Rowe Price Group, Inc.                                        425       27,846
                                                                    -------------
                                                                        3,389,086
                                                                    -------------

COMMERCIAL BANKS - 2.75%
Banca Intesa S.p.A. (Italy) (Note 7)                          13,798       64,400
Banco BPI S.A. (Portugal) (Note 7)                            10,350       44,028
Bank of America Corp.                                          1,200       52,488
BNP Paribas S.A. (France) (Note 7)                               700       53,054
The Chugoku Bank Ltd. (Japan) (Note 7)                         4,000       61,792
Commerzbank AG (Germany) (Note 7)                              4,600      120,110
Fifth Third Bancorp                                              400       16,068
The Hachijuni Bank Ltd. (Japan) (Note 7)                       7,000       58,519
KeyCorp.                                                         800       25,792
M&T Bank Corp.                                                   250       26,895
Marshall & Ilsley Corp.                                          900       38,664
Mitsubishi UFJ Financial Group, Inc. (Japan) (Note 7)              4       49,832
North Fork Bancorporation, Inc.                                1,425       36,110
PNC Financial Services Group, Inc.                            24,525    1,488,913
Societe Generale (France) (Note 7)                               150       17,121
The Sumitomo Trust and Banking Co. Ltd. (Japan) (Note 7)       7,000       59,301




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                             VALUE
Pro-BlendR  MODERATE TERM SERIES                    SHARES  (NOTE 2)
-------------------------------------------------  ------- ----------

FINANCIALS (continued)
COMMERCIAL BANKS (continued)
TCF Financial Corp.                                   550  $   14,905
U.S. Bancorp                                       51,750   1,530,765
UniCredito Italiano S.p.A. (Italy) (Note 7)        13,175      73,530
Wachovia Corp.                                     27,225   1,375,407
Wells Fargo & Co.                                     225      13,545
Zions Bancorporation                                  550      40,409
                                                         ------------
                                                            5,261,648
                                                         ------------

CONSUMER FINANCE - 0.03%
Capital One Financial Corp.                           350      26,723
MoneyGram International, Inc.                         725      17,617
Takefuji Corp. (Japan) (Note 7)                       230      16,026
                                                         ------------
                                                               60,366
                                                         ------------


DIVERSIFIED FINANCIAL SERVICES - 0.11%
Citigroup, Inc.                                     1,450      66,381
ING Groep N.V. (Netherlands) (Note 7)               2,150      61,961
JPMorgan Chase & Co.                                1,150      42,113
Moody's Corp.                                         300      15,978
Principal Financial Group, Inc.                       325      16,130
                                                         ------------
                                                              202,563
                                                         ------------


INSURANCE - 0.27%
Allianz AG (Germany) (Note 7)                         900     126,655
Ambac Financial Group, Inc.                           200      14,178
American International Group, Inc.*                 1,150      74,520
Assicurazioni Generali S.p.A. (Italy) (Note 7)      2,325      69,121
Axa (France) (Note 7)                               2,975      86,129
Marsh & McLennan Companies, Inc.                      500      14,575
MBIA, Inc.                                            450      26,208
Muenchener Rueckver AG (Germany) (Note 7)             800      93,850
Torchmark Corp.                                       250      13,207
                                                         ------------
                                                              518,443
                                                         ------------

REAL ESTATE - 0.01%
Friedman, Billings, Ramsey Group, Inc. - Class A    1,225      10,866
                                                         ------------

THRIFTS & MORTGAGE FINANCE - 0.03%
BankAtlantic Bancorp, Inc. - Class A                1,025      14,237
Flagstar Bancorp, Inc.                              1,850      24,827
New York Community Bancorp, Inc.                      725      11,723
                                                         ------------
                                                               50,787
                                                         ------------
TOTAL FINANCIALS                                            9,493,759
                                                         ------------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                             VALUE
Pro-BlendR  MODERATE TERM SERIES                   SHARES   (NOTE 2)
------------------------------------------------  -------  ----------

HEALTH CARE - 11.20%
BIOTECHNOLOGY - 0.29%
Affymetrix, Inc.*                                   1,300  $   59,059
Caliper Life Sciences, Inc.*                       11,175      72,861
Charles River Laboratories International, Inc.*     3,925     171,758
Millennium Pharmaceuticals, Inc.*                  17,050     155,496
Neurocrine Biosciences, Inc.*                         850      44,897
Xenogen Corp.*                                     16,225      43,970
                                                         ------------
                                                              548,041
                                                         ------------

HEALTH CARE EQUIPMENT & SUPPLIES - 2.96%
Align Technology, Inc.*                            16,400     121,032
Biomet, Inc.                                        4,725     164,572
Boston Scientific Corp.                            89,675   2,252,636
DENTSPLY International, Inc.                       19,775   1,090,394
PerkinElmer, Inc.                                  65,775   1,451,654
Thermo Electron Corp.*                              2,950      89,060
Wright Medical Group, Inc.*                        12,400     230,764
Zimmer Holdings, Inc.*                              2,475     157,831
Zoll Medical Corp.*                                 4,300     106,726
                                                         ------------
                                                            5,664,669
                                                         ------------

HEALTH CARE PROVIDERS & SERVICES - 2.99%
American Healthways, Inc.*                          1,250      50,700
AMERIGROUP Corp.*                                   6,075     101,574
AmerisourceBergen Corp.                             1,275      97,244
AMICAS, Inc.*                                      50,225     220,488
AMN Healthcare Services, Inc.*                     13,900     229,350
Cardinal Health, Inc.                               1,875     117,206
Cross Country Healthcare, Inc.*                     9,775     177,612
Eclipsys Corp.*                                     9,125     146,000
Emdeon Corp.*                                     387,350   3,563,620
Express Scripts, Inc.*                              2,250     169,672
HCA, Inc.                                           2,925     140,956
McKesson Corp.                                      2,550     115,847
Omnicell, Inc.*                                    15,725     166,685
Patterson Companies, Inc.*                          4,050     167,589
Tenet Healthcare Corp.*                            10,625      89,463
Triad Hospitals, Inc.*                              3,675     151,153
                                                         ------------
                                                            5,705,159
                                                         ------------

PHARMACEUTICALS - 4.96%
AstraZeneca plc (United Kingdom) (Note 7)             350      15,690
Bristol-Myers Squibb Co.                            3,975      84,151
GlaxoSmithKline plc (United Kingdom) (Note 7)      10,400     270,381




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                                     VALUE
Pro-BlendR  MODERATE TERM SERIES                                           SHARES   (NOTE 2)
------------------------------------------------------------------------  ------- -----------

HEALTH CARE (continued)
PHARMACEUTICALS (continued)
GlaxoSmithKline plc - ADR (United Kingdom) (Note 7)                       44,025  $ 2,288,860
Novartis AG - ADR (Switzerland) (Note 7)                                  65,650    3,533,283
Pfizer, Inc.                                                              58,325    1,267,985
Sanofi-Aventis (France) (Note 7)                                             570       45,626
Sanofi-Aventis - ADR (France) (Note 7)                                     2,225       89,267
Schering AG (Germany) (Note 7)                                             2,750      169,115
Schering-Plough Corp.                                                     71,850    1,461,429
Shire Pharmaceuticals Group plc (United Kingdom) (Note 7)                  1,750       20,658
Takeda Pharmaceutical Co. Ltd. (Japan) (Note 7)                              400       21,858
Valeant Pharmaceuticals International                                      6,200      106,392
Wyeth                                                                      2,375      105,830
                                                                                -------------
                                                                                    9,480,525
                                                                                -------------
TOTAL HEALTH CARE                                                                  21,398,394
                                                                                -------------


INDUSTRIALS - 4.16%
AEROSPACE & DEFENSE - 0.93%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)  45,725    1,773,673
                                                                                -------------

AIR FREIGHT & LOGISTICS - 0.78%
TNT N.V. (Netherlands) (Note 7)                                            4,725      111,484
United Parcel Service, Inc. - Class B                                     19,100    1,393,154
                                                                                -------------
                                                                                    1,504,638
                                                                                -------------

AIRLINES - 1.25%
AirTran Holdings, Inc.*                                                    4,325       64,702
Deutsche Lufthansa AG* (Germany) (Note 7)                                  3,450       46,219
JetBlue Airways Corp.*                                                    39,825      741,143
Southwest Airlines Co.                                                    95,850    1,534,558
                                                                                -------------
                                                                                    2,386,622
                                                                                -------------

COMMERCIAL SERVICES & SUPPLIES - 0.09%
ChoicePoint, Inc.*                                                           675       28,525
The Dun & Bradstreet Corp.*                                                  875       55,405
Herman Miller, Inc.                                                        1,175       32,207
Quebecor World, Inc. (Canada) (Note 7)                                     3,475       51,465
                                                                                -------------
                                                                                      167,602
                                                                                -------------

CONSTRUCTION & ENGINEERING - 0.07%
Hochtief AG (Germany) (Note 7)                                             1,200       48,646
Infrasource Services, Inc.*                                                1,550       20,057




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                          VALUE
Pro-BlendR  MODERATE TERM SERIES                               SHARES    (NOTE 2)
------------------------------------------------------------  -------  ----------

INDUSTRIALS (continued)
CONSTRUCTION & ENGINEERING (continued)
Koninklijke Boskalis Westminster N.V. (Netherlands) (Note 7)    1,408  $   69,934
                                                                     ------------
                                                                          138,637
                                                                     ------------

ELECTRICAL EQUIPMENT - 0.12%
ABB (Asea Brown Boveri) Ltd. - ADR* (Switzerland) (Note 7)     11,225      87,443
Gamesa Corporacion Tecnologica S.A. (Spain) (Note 7)            3,875      53,770
General Cable Corp.*                                            2,650      43,062
Global Power Equipment Group, Inc.*                             2,675      16,772
Plug Power, Inc.*                                               4,150      24,070
                                                                     ------------
                                                                          225,117
                                                                     ------------


INDUSTRIAL CONGLOMERATES - 0.10%
Siemens AG (Germany) (Note 7)                                   1,825     135,456
Sonae S.A. (SGPS) (Portugal) (Note 7)                          32,275      52,211
                                                                     ------------
                                                                          187,667
                                                                     ------------

MACHINERY - 0.82%
AGCO Corp.*                                                    82,025   1,311,580
FANUC Ltd. (Japan) (Note 7)                                       200      15,637
Gardner Denver, Inc.*                                           1,275      61,965
The Greenbrier Companies, Inc.                                    950      26,172
MAN AG (Germany) (Note 7)                                       2,175     100,785
Wabtec Corp.                                                    1,750      47,600
                                                                     ------------
                                                                        1,563,739
                                                                     ------------
TOTAL INDUSTRIALS                                                       7,947,695
                                                                     ------------


INFORMATION TECHNOLOGY - 4.54%
COMMUNICATIONS EQUIPMENT - 1.45%
Cisco Systems, Inc.*                                          126,725   2,211,351
Marconi Corp. plc* (United Kingdom) (Note 7)                   16,550     109,105
Nokia Oyj - ADR (Finland) (Note 7)                              6,025     101,341
Packeteer, Inc.*                                               15,625     123,281
Polycom, Inc.*                                                  5,300      81,090
Research In Motion Ltd. (RIM)* (Canada) (Note 7)                2,275     139,890
                                                                     ------------
                                                                        2,766,058
                                                                     ------------

COMPUTERS & PERIPHERALS - 0.10%
EMC Corp.*                                                      5,275      73,639
International Business Machines (IBM) Corp.                     1,425     116,679
                                                                     ------------
                                                                          190,318
                                                                     ------------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                                VALUE
Pro-BlendR  MODERATE TERM SERIES                                      SHARES   (NOTE 2)
-------------------------------------------------------------------  ------- ----------

INFORMATION TECHNOLOGY (continued)
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.16%
Celestica, Inc.* (Canada) (Note 7)                                    5,200  $   49,712
DTS, Inc.*                                                            6,125      99,225
KEYENCE Corp. (Japan) (Note 7)                                          100      22,889
Mettler-Toledo International, Inc.* (Switzerland) (Note 7)            1,475      76,110
Solectron Corp.*                                                     17,800      62,834
                                                                           ------------
                                                                                310,770
                                                                           ------------

INTERNET SOFTWARE & SERVICES - 0.06%
Corillian Corp.*                                                     15,925      50,323
Online Resources Corp.*                                               5,150      61,800
                                                                           ------------
                                                                                112,123
                                                                           ------------


IT SERVICES - 0.80%
Automatic Data Processing, Inc.                                         325      15,165
The BISYS Group, Inc.*2                                               3,125      39,625
CheckFree Corp.*                                                        425      18,062
First Data Corp.                                                     35,075   1,418,784
Fiserv, Inc.*                                                           625      27,300
                                                                           ------------
                                                                              1,518,936
                                                                           ------------

OFFICE ELECTRONICS - 0.03%
Canon, Inc. (Japan) (Note 7)                                          1,000      52,152
                                                                           ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.32%
ATI Technologies, Inc.* (Canada) (Note 7)                             1,975      28,539
Cabot Microelectronics Corp.*                                         5,250     154,350
Cymer, Inc.*                                                          4,100     142,885
Exar Corp.*                                                           2,325      29,272
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan) (Note 7)  17,138     138,475
Zoran Corp.*                                                          8,625     126,615
                                                                           ------------
                                                                                620,136
                                                                           ------------

SOFTWARE - 1.62%
Amdocs Ltd.* (Guernsey) (Note 7)                                      5,950     157,497
Blackbaud, Inc.                                                       5,869      84,514
F-Secure Oyj* (Finland) (Note 7)                                      3,675       8,279
Opsware, Inc.*                                                        2,825      14,521
RADWARE Ltd.* (Israel) (Note 7)                                       7,300     134,393
SAP AG (Germany) (Note 7)                                               700     119,807
SAP AG - ADR (Germany) (Note 7)                                         875      37,573
Symantec Corp.*                                                      72,050   1,718,393
Synopsys, Inc.*                                                      40,250     762,737




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                               VALUE
Pro-BlendR  MODERATE TERM SERIES                                    SHARES    (NOTE 2)
-----------------------------------------------------------------  -------  ----------

INFORMATION TECHNOLOGY (continued)
SOFTWARE (continued)
Verity, Inc.*                                                        6,025  $   59,949
                                                                          ------------
                                                                             3,097,663
                                                                          ------------
TOTAL INFORMATION TECHNOLOGY                                                 8,668,156
                                                                          ------------

MATERIALS - 2.76%
CHEMICALS - 2.12%
Air Liquide S.A. (France) (Note 7)                                     340      61,806
Bayer AG (Germany) (Note 7)                                          2,950     102,302
Degussa AG (Germany) (Note 7)                                          800      33,073
Engelhard Corp.                                                     51,300   1,395,360
Lanxess* (Germany) (Note 7)                                          1,130      32,850
Lonza Group AG (Switzerland) (Note 7)                               23,375   1,347,372
Minerals Technologies, Inc.                                         19,450   1,039,797
Nalco Holding Co.*                                                   2,300      39,100
                                                                          ------------
                                                                             4,051,660
                                                                          ------------

PAPER & FOREST PRODUCTS - 0.64%
Aracruz Celulose S.A. - ADR (Brazil) (Note 7)                       27,925   1,069,527
Sappi Ltd. - ADR (South Africa) (Note 7)                            15,625     152,813
                                                                          ------------
                                                                             1,222,340
                                                                          ------------
TOTAL MATERIALS                                                              5,274,000
                                                                          ------------

TELECOMMUNICATION SERVICES - 2.14%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.16%
Deutsche Telekom AG (Germany) (Note 7)                               5,075      89,700
Singapore Telecommunications Ltd. (Singapore) (Note 7)             142,000     195,382
Telefonos de Mexico S.A. de C.V. (Telmex) - ADR (Mexico) (Note 7)      950      19,171
                                                                          ------------
                                                                               304,253
                                                                          ------------

WIRELESS TELECOMMUNICATION SERVICES - 1.98%
Maxis Communications Berhad (Malaysia) (Note 7)                      8,000      19,075
Vodafone Group plc - ADR (United Kingdom) (Note 7)                 143,350   3,764,371
                                                                          ------------
                                                                             3,783,446
                                                                          ------------
TOTAL TELECOMMUNICATION SERVICES                                             4,087,699
                                                                          ------------

UTILITIES - 1.27%
ELECTRIC UTILITIES - 1.21%
Allegheny Energy, Inc.*                                             75,525   2,134,337
E.ON AG (Germany) (Note 7)                                           1,750     158,513
Westar Energy, Inc.                                                  1,025      22,652
                                                                          ------------
                                                                             2,315,502
                                                                          ------------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                          SHARES/           VALUE
Pro-BlendR  MODERATE TERM SERIES                                      PRINCIPAL AMOUNT     (NOTE 2)
-------------------------------------------------------------------  -----------------  ------------

UTILITIES (continued)
MULTI-UTILITIES - 0.06%
Aquila, Inc.*                                                                   21,325  $     75,490
National Grid plc (United Kingdom) (Note 7)                                      1,733        15,841
Suez S.A. (France) (Note 7)                                                        550        14,895
                                                                                      --------------
                                                                                             106,226
                                                                                      --------------
TOTAL UTILITIES                                                                            2,421,728
                                                                                      --------------

TOTAL COMMON STOCKS
(Identified Cost $92,187,826)                                                            100,700,022
                                                                                      --------------

CORPORATE BONDS - 3.63%
CONSUMER DISCRETIONARY - 0.97%
AUTOMOBILES - 0.27%
General Motors Acceptance Corp., 6.125%, 9/15/2006                   $         525,000       523,464
                                                                                      --------------

MEDIA - 0.35%
AOL Time Warner (now known as Time Warner, Inc.), 6.75%, 4/15/2011             275,000       290,499
Comcast Cable Communications, Inc., 6.75%, 1/30/2011                           235,000       248,227
The Walt Disney Co., 6.375%, 3/1/2012                                          120,000       126,387
                                                                                      --------------
                                                                                             665,113
                                                                                      --------------

MULTILINE RETAIL - 0.20%
JC Penney Co., Inc., 8.00%, 3/1/2010                                           160,000       172,858
Target Corp., 5.875%, 3/1/2012                                                 200,000       209,377
                                                                                      --------------
                                                                                             382,235
                                                                                      --------------

SPECIALTY RETAIL - 0.15%
The Gap, Inc.3, 9.55%, 12/15/2008                                              110,000       122,732
Lowe's Companies, Inc., 8.25%, 6/1/2010                                        145,000       164,198
                                                                                      --------------
                                                                                             286,930
                                                                                      --------------
TOTAL CONSUMER DISCRETIONARY                                                               1,857,742
                                                                                      --------------

CONSUMER STAPLES - 0.07%
BEVERAGES - 0.02%
Diageo Finance BV, 3.875%, 4/1/2011 (Netherlands) (Note 7)                      30,000        28,344
                                                                                      --------------

FOOD & STAPLES RETAILING - 0.04%
The Kroger Co., 7.25%, 6/1/2009                                                 80,000        84,486
                                                                                      --------------

FOOD PRODUCTS - 0.01%
General Mills, Inc., 6.00%, 2/15/2012                                           25,000        26,060
                                                                                      --------------
TOTAL CONSUMER STAPLES                                                                       138,890
                                                                                      --------------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                             VALUE
Pro-BlendR  MODERATE TERM SERIES                        PRINCIPAL AMOUNT    (NOTE 2)
-----------------------------------------------------  -----------------  ----------

ENERGY - 0.09%
OIL, GAS & CONSUMABLE FUELS - 0.09%
Amerada Hess Corp., 6.65%, 8/15/2011                   $         160,000  $  170,282
                                                                        ------------

FINANCIALS - 0.97%
CAPITAL MARKETS - 0.20%
The Goldman Sachs Group, Inc., 6.875%, 1/15/2011                 115,000     123,554
Lehman Brothers Holdings, Inc., 6.625%, 1/18/2012                115,000     123,552
Merrill Lynch & Co., Inc.,  6.00%, 2/17/2009                     125,000     128,906
                                                                        ------------
                                                                             376,012
                                                                        ------------

COMMERCIAL BANKS - 0.61%
Bank of America Corp., 7.40%, 1/15/2011                          305,000     336,695
PNC Funding Corp., 7.50%, 11/1/2009                              155,000     168,407
U.S. Bank National Association, 6.375%, 8/1/2011                 315,000     335,520
Wachovia Corp., 5.25%, 8/1/2014                                  335,000     334,043
                                                                        ------------
                                                                           1,174,665
                                                                        ------------

DIVERSIFIED FINANCIAL SERVICES - 0.07%
Citigroup, Inc., 5.00%, 9/15/2014                                130,000     127,308
                                                                        ------------

INSURANCE - 0.09%
American International Group, Inc., 4.25%, 5/15/2013             180,000     169,476
                                                                        ------------
TOTAL FINANCIALS                                                           1,847,461
                                                                        ------------

HEALTH CARE - 0.13%
PHARMACEUTICALS - 0.13%
Abbott Laboratories, 3.50%, 2/17/2009                            135,000     129,776
Wyeth, 5.25%, 3/15/2013                                          125,000     126,084
                                                                        ------------
TOTAL HEALTH CARE                                                            255,860
                                                                        ------------

INDUSTRIALS - 0.73%
AEROSPACE & DEFENSE - 0.11%
Boeing Capital Corp., 6.50%, 2/15/2012                           115,000     123,672
Honeywell International, Inc., 7.50%, 3/1/2010                    75,000      82,484
                                                                        ------------
                                                                             206,156
                                                                        ------------

AIR FREIGHT & LOGISTICS - 0.07%
FedEx Corp., 3.50%, 4/1/2009                                     135,000     128,900
                                                                        ------------

AIRLINES - 0.14%
Southwest Airlines Co., 5.25%, 10/1/2014                         275,000     262,534
                                                                        ------------

INDUSTRIAL CONGLOMERATES - 0.22%
General Electric Capital Corp., 6.75%, 3/15/2032                 290,000     331,691




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                                               VALUE
Pro-BlendR  MODERATE TERM SERIES                                          PRINCIPAL AMOUNT    (NOTE 2)
-----------------------------------------------------------------------  -----------------  ----------

INDUSTRIALS (continued)
INDUSTRIAL CONGLOMERATES (continued)
Tyco International Group S.A., 6.375%, 10/15/2011 (Luxembourg) (Note 7)  $          80,000  $   84,053
                                                                                          ------------
                                                                                               415,744
                                                                                          ------------

MACHINERY - 0.06%
John Deere Capital Corp., 7.00%, 3/15/2012                                         115,000     126,548
                                                                                          ------------

ROAD & RAIL - 0.13%
CSX Corp., 6.75%, 3/15/2011                                                        165,000     176,632
Union Pacific Corp., 6.65%, 1/15/2011                                               80,000      85,239
                                                                                          ------------
                                                                                               261,871
                                                                                          ------------
TOTAL INDUSTRIALS                                                                            1,401,753
                                                                                          ------------

INFORMATION TECHNOLOGY - 0.15%
COMMUNICATIONS EQUIPMENT - 0.15%
Corning, Inc., 5.90%, 3/15/2014                                                    280,000     279,246
                                                                                          ------------

MATERIALS - 0.09%
METALS & MINING - 0.09%
Alcoa, Inc., 7.375%, 8/1/2010                                                      155,000     170,087
                                                                                          ------------

TELECOMMUNICATION SERVICES - 0.18%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.09%
Verizon Wireless Capital LLC, 5.375%, 12/15/2006                                   170,000     170,938
                                                                                          ------------

WIRELESS TELECOMMUNICATION SERVICES - 0.09%
Vodafone Group plc, 7.75%, 2/15/2010 (United Kingdom) (Note 7)                     150,000     165,002
                                                                                          ------------
TOTAL TELECOMMUNICATION SERVICES                                                               335,940
                                                                                          ------------

UTILITIES - 0.25%
ELECTRIC UTILITIES - 0.22%
Allegheny Energy Supply Co. LLC4, 8.25%, 4/15/2012                                  80,000      88,400
American Electric Power Co., Inc., 5.375%, 3/15/2010                               125,000     125,996
CenterPoint Energy Resources Corp., 7.875%, 4/1/2013                                75,000      84,700
TXU Energy Co., 7.00%, 3/15/2013                                                   120,000     124,956
                                                                                          ------------
                                                                                               424,052
                                                                                          ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.03%
NRG Energy, Inc., 8.00%, 12/15/2013                                                 45,000      49,050
                                                                                          ------------
TOTAL UTILITIES                                                                                473,102
                                                                                          ------------





The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                                         VALUE
Pro-BlendR  MODERATE TERM SERIES                                    PRINCIPAL AMOUNT    (NOTE 2)
-----------------------------------------------------------------  -----------------  -----------

TOTAL CORPORATE BONDS
(Identified Cost $7,077,392)                                                          $ 6,930,363
                                                                                    -------------

U.S. TREASURY SECURITIES - 23.15%
U.S. TREASURY BONDS - 4.95%
U.S. Treasury Bond, 7.50%, 11/15/2024                              $         360,000      478,519
U.S. Treasury Bond, 6.00%, 2/15/2026                                       3,450,000    3,966,151
U.S. Treasury Bond, 5.50%, 8/15/2028                                       4,575,000    5,003,014
                                                                                    -------------

TOTAL U.S. TREASURY BONDS
(Identified Cost $9,110,721)                                                            9,447,684
                                                                                    -------------

U.S. TREASURY NOTES - 18.20%
U.S. Treasury Note, 5.75%, 11/15/2005                                      3,435,000    3,437,937
U.S. Treasury Note, 5.875%, 11/15/2005                                         5,000        5,005
U.S. Treasury Note, 1.875%, 12/31/2005                                     3,500,000    3,487,831
U.S. Treasury Note, 3.125%, 1/31/2007                                      3,000,000    2,953,944
U.S. Treasury Note, 3.625%, 4/30/2007                                     17,200,000   17,008,512
U.S. Treasury Note, 5.625%, 5/15/2008                                          5,000        5,145
U.S. Treasury Note, 3.25%, 8/15/2008                                       4,500,000    4,362,889
U.S. Treasury Note, 3.875%, 5/15/2010                                      3,600,000    3,511,969
                                                                                    -------------

TOTAL U.S. TREASURY NOTES
(Identified Cost $35,247,635)                                                          34,773,232
                                                                                    -------------

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $44,358,356)                                                          44,220,916
                                                                                    -------------

U.S. GOVERNMENT AGENCIES - 5.12%
MORTGAGE-BACKED SECURITIES - 5.08%
Fannie Mae, Pool #545883, 5.50%, 9/1/2017                                    199,063      200,513
Fannie Mae, Pool #786281, 6.50%, 7/1/2034                                    226,962      232,969
Fannie Mae, TBA5, 4.50%, 11/15/2020                                          605,000      584,959
Fannie Mae, TBA5, 5.00%, 11/15/2020                                          510,000      502,988
Fannie Mae, TBA5, 5.00%, 11/15/2035                                        1,115,000    1,072,840
Fannie Mae, TBA5, 5.50%, 11/15/2035                                        1,705,000    1,681,556
Fannie Mae, TBA5, 6.00%, 11/15/2035                                          745,000      751,286
Federal Home Loan Mortgage Corp., Pool #B16835, 5.50%, 10/1/2019             189,383      190,627
Federal Home Loan Mortgage Corp., Pool #G01736, 6.50%, 9/1/2034              156,667      160,630
Federal Home Loan Mortgage Corp., TBA5, 5.00%, 1/15/2020                     425,000      418,359
Federal Home Loan Mortgage Corp., TBA5, 4.50%, 11/15/2020                    675,000      652,852
Federal Home Loan Mortgage Corp., TBA5, 5.00%, 11/15/2035                    745,000      716,597




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                            PRINCIPAL AMOUNT/       VALUE
Pro-BlendR  MODERATE TERM SERIES                                   SHARES          (NOTE 2)
----------------------------------------------------------  ------------------  ------------

MORTGAGE-BACKED SECURITIES (continued)
Federal Home Loan Mortgage Corp., TBA5, 5.50%, 11/15/2035   $          995,000  $    981,941
Federal Home Loan Mortgage Corp., TBA5, 6.00%, 11/15/2035              375,000       378,633
GNMA, Pool #286310, 9.00%, 2/15/2020                                     3,094         3,384
GNMA, Pool #288873, 9.50%, 8/15/2020                                       282           313
GNMA, Pool #550290, 6.50%, 8/15/2031                                   146,342       151,886
GNMA, TBA5, 5.50%, 11/15/2035                                          470,000       469,266
GNMA, TBA5, 6.00%, 11/15/2035                                          275,000       279,898
GNMA, TBA5, 5.00%, 12/15/2035                                          285,000       277,608
                                                                              --------------

TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $9,802,840)                                                       9,709,105
                                                                              --------------

OTHER AGENCIES - 0.04%
Fannie Mae, 5.50%, 2/15/2006                                             5,000         5,017
Fannie Mae, 4.25%, 7/15/2007                                             5,000         4,968
Fannie Mae, 5.75%, 2/15/2008                                            55,000        56,279
Fannie Mae, 5.25%, 1/15/2009                                             5,000         5,086
Fannie Mae, 6.375%, 6/15/2009                                           10,000        10,551
                                                                              --------------

TOTAL OTHER AGENCIES
(Identified Cost $82,135)                                                             81,901
                                                                              --------------

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $9,884,975)                                                       9,791,006
                                                                              --------------

SHORT-TERM INVESTMENTS - 21.12%
Dreyfus Treasury Cash Management - Institutional Shares              7,459,228     7,459,228
Fannie Mae Discount Note, 12/7/2005                         $        9,000,000     8,965,080
Freddie Mac Discount Note, 11/3/2005                                 8,000,000     7,998,449
Freddie Mac Discount Note, 11/21/2005                                3,000,000     2,993,649
U.S. Treasury Bill, 12/29/2005                                      13,000,000    12,925,060
                                                                              --------------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $40,344,741)                                                     40,341,466
                                                                              --------------

TOTAL INVESTMENTS - 105.74%
(Identified Cost $193,853,290)                                                   201,983,773

LIABILITIES, LESS OTHER ASSETS - (5.74%)                                         (10,961,446)
                                                                              --------------

NET ASSETS - 100%                                                               $191,022,327
                                                                              ==============




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005


*Non-income  producing  security
1Mellon Financial Corp. is the parent company of Mellon Trust of New England N.A., the Fund's custodian.
2A subsidiary of the company serves as the Fund's sub-accounting services and sub-transfer agent. An employee of the company serves as an officer of the Fund (See Note 4 to Financial Statements).
3The coupon rate will increase with every ratings downgrade and decrease with every ratings upgrade. The coupon rate stated is the rate as of October 31, 2005.
4Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $88,400, or 0.05%, of the Series' net assets as of October 31, 2005.
5Security purchased on a forward commitment or when-issued basis. TBA - to be announced.
ADR  -  American  Depository  Receipt


The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-BlendR  Moderate Term Series


October 31, 2005




ASSETS:
Investments, at value (identified cost $193,853,290) (Note 2)   $201,983,773
Interest receivable                                                  457,134
Receivable for fund shares sold                                      135,559
Dividends receivable                                                  42,951
Foreign tax reclaims receivable                                       23,488
                                                                ------------

TOTAL ASSETS                                                     202,642,905
                                                                ------------

LIABILITIES:

Accrued management fees (Note 3)                                     153,540
Accrued fund accounting and transfer agent fees (Note 3)              18,324
Accrued Chief Compliance Officer services (Note 3)                     1,537
Accrued directors' fees (Note 3)                                         116
Payable for purchases of delayed delivery securities (Note 2)      8,868,816
Payable for securities purchased                                   2,056,744
Payable for fund shares repurchased                                  472,556
Audit fees payable                                                    31,669
Other payables and accrued expenses                                   17,276
                                                                ------------

TOTAL LIABILITIES                                                 11,620,578
                                                                ------------

TOTAL NET ASSETS                                                $191,022,327
                                                                ============

NET ASSETS CONSIST OF:

Capital stock                                                   $    149,789
Additional paid-in-capital                                       172,412,546
Undistributed net investment income                                  970,003
Accumulated net realized gain on investments and other assets
and liabilities                                                    9,360,785
Net unrealized appreciation on investments and other assets
and liabilities                                                    8,129,204
                                                                ------------

TOTAL NET ASSETS                                                $191,022,327
                                                                ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A ($191,022,327/14,978,866 shares)      $      12.75
                                                                ============




The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-BlendR  Moderate Term Series


For the Year Ended October 31, 2005




INVESTMENT INCOME:
Interest                                              $ 2,178,564
Dividends (net of foreign tax withheld, $47,838)        1,085,285
                                                      -----------

Total Investment Income                                 3,263,849
                                                      -----------

EXPENSES:

Management fees (Note 3)                                1,420,877
Fund accounting and transfer agent fees (Note 3)          174,538
Directors' fees (Note 3)                                    7,661
Chief Compliance Officer services (Note 3)                  5,446
Custodian fees                                             38,999
Miscellaneous                                              81,075
                                                      -----------

Total Expenses                                          1,728,596
Less reduction of expenses (Note 3)                       (20,199)
                                                      -----------

Net Expenses                                            1,708,397
                                                      -----------

NET INVESTMENT INCOME                                   1,555,452
                                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on -
Investments                                             9,626,512
Foreign currency and other assets and liabilities          (2,129)
                                                      -----------

                                                        9,624,383
                                                      -----------

Net change in unrealized appreciation on -
Investments                                             2,696,002
Foreign currency and other assets and liabilities          (2,255)
                                                      -----------

                                                        2,693,747
                                                      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                            12,318,130
                                                      -----------

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                            $13,873,582
                                                      ===========




The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-BlendR Moderate Term Series




                                                          FOR THE       FOR THE
                                                        YEAR ENDED     YEAR ENDED
                                                         10/31/05       10/31/04
                                                       ------------   -----------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                  $  1,555,452   $   841,041
Net realized gain on investments                          9,624,383     1,611,315
Net change in unrealized appreciation on investments      2,693,747     4,026,788
                                                       ------------   -----------

Net increase from operations                             13,873,582     6,479,144
                                                       ------------   -----------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 8):

From net investment income                               (1,087,622)     (654,858)
From net realized gain on investments                    (1,812,964)     (704,843)
                                                       ------------   -----------

Total distributions to shareholders                      (2,900,586)   (1,359,701)
                                                       ------------   -----------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)    84,293,577    21,242,966
                                                       ------------   -----------

Net increase in net assets                               95,266,573    26,362,409

NET ASSETS:

Beginning of year                                        95,755,754    69,393,345
                                                       ------------   -----------

END OF YEAR (including undistributed net investment
income of $970,003 and $504,809, respectively)         $191,022,327   $95,755,754
                                                       ============   ===========




The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-BlendR  Moderate Term Series




                                                                                 FOR THE YEARS ENDED
                                                          10/31/05          10/31/04    10/31/03    10/31/02    10/31/01
                                                    --------------------  ----------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                 $              11.81   $   11.07   $   10.05   $   11.06   $   12.18
                                                    --------------------   ---------   ---------   ---------   ---------

Income (loss) from investment operations:
Net investment income                                               0.11        0.11        0.10        0.18        0.31
Net realized and unrealized gain (loss) on
investments                                                         1.16        0.85        1.08       (0.50)       0.11
                                                    --------------------   ---------   ---------   ---------   ---------

Total from investment operations                                    1.27        0.96        1.18       (0.32)       0.42
                                                    --------------------   ---------   ---------   ---------   ---------

Less distributions to shareholders:
From net investment income                                         (0.11)      (0.10)      (0.16)      (0.26)      (0.38)
From net realized gain on investments                              (0.22)      (0.12)          -       (0.43)      (1.16)
                                                    --------------------   ---------   ---------   ---------   ---------

Total distributions to shareholders                                (0.33)      (0.22)      (0.16)      (0.69)      (1.54)
                                                    --------------------   ---------   ---------   ---------   ---------

NET ASSET VALUE - END OF YEAR                       $              12.75   $   11.81   $   11.07   $   10.05   $   11.06
                                                    ====================   =========   =========   =========   =========

Total return1                                                      10.94%       8.76%      11.87%     (3.32%)       3.59%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
Expenses*                                                           1.20%       1.20%       1.20%       1.20%       1.20%
Net investment income                                               1.09%       1.00%       1.05%       1.80%       2.68%

Portfolio turnover                                                    77%         42%         60%         67%         77%

NET ASSETS - END OF YEAR (000's omitted)            $            191,022   $  95,756   $  69,393   $  47,671   $  19,067
                                                    ====================   =========   =========   =========   =========




*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:



0.01%  0.08%  0.13%  0.23%  0.55%



1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the year.


The accompanying notes are an integral part of the financial statements.

Performance Update - Pro-BlendR  Extended Term Series (unaudited)




                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                                        AS OF OCTOBER 31, 2005
                                                      ----------------------------------------------------------
                                                                   ONE               FIVE    TEN      SINCE
                                                                  YEAR               YEAR   YEAR   INCEPTION1
Exeter Fund, Inc. - Pro-BlendR Extended Term Series2                         12.92%  6.80%  9.66%       10.34%

Lehman Brothers U.S. Government/Credit Bond Index3                            0.83%  6.57%  6.35%        6.16%

50%/50% Blended Index3                                                        4.83%  2.74%  8.21%        8.48%




The following graph compares the value of a $10,000 investment in the Exeter Fund, Inc. - Pro-BlendR Extended Term Series from its inception1 (10/12/93) to present (10/31/05) to the Lehman Brothers U.S. Government/Credit Bond Index and a 50%/50% Blended Index.

Data  for  line  chart  to  follow:

<graphic>
<line  chart>



                 Exeter Fund, Inc.                   Lehman Brothers            50%/50% Blended
Date      Pro-BlendR  Extended Term Series   U.S. Government/Credit Bond Index        Index
--------  --------------------------------  ----------------------------------  ----------------
10/12/93  $                         10,000  $                           10,000  $         10,000
12/31/93                             9,982                               9,930             9,978
12/31/94                            10,333                               9,582             9,872
12/31/95                            13,707                              11,426            12,650
10/31/96                            15,078                              11,675            13,822
10/31/97                            18,047                              12,704            16,615
10/31/98                            17,947                              14,009            19,392
10/31/99                            19,824                              13,916            21,716
10/31/00                            23,557                              14,908            23,213
10/31/01                            23,881                              17,192            21,739
10/31/02                            22,511                              18,136            20,737
10/31/03                            25,990                              19,256            23,566
10/31/04                            28,984                              20,328            25,344
10/31/05                            32,728                              20,496            26,567




1Performance numbers for the Series are calculated from October 12, 1993, the Series' inception date. The Lehman Brothers U.S. Government/Credit Bond Index only publishes month-end numbers; therefore, performance numbers for the Indices are calculated from October 31, 1993.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results. 3The Lehman Brothers U.S. Government/Credit Bond Index is a market value weighted measure of over 3,000 investment grade corporate, government and mortgage-backed securities with maturities greater than one year. The 50%/50% Blended Index is 50% Standard & Poor's (S&P) 500 Total Return Index and 50% Lehman Brothers U.S. Government/Credit Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Both Indices' returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses. Because the Series' asset allocation will vary over time, the composition of the Series' portfolio may not match the composition of the comparative Indices' portfolios.

Shareholder Expense Example - Pro-BlendR  Extended Term Series (unaudited)


As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.



                               BEGINNING         ENDING       EXPENSES PAID
                             ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*
                                 5/1/05         10/31/05     5/1/05-10/31/05

Actual                       $     1,000.00  $     1,067.40  $           6.10
Hypothetical
(5% return before expenses)  $     1,000.00  $     1,019.31  $           5.96



*Expenses are equal to the Series' annualized expense ratio (for the six-month period) of 1.17%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series' total return would have been lower had certain expenses not been waived during the period.

Portfolio Composition - Pro-BlendR  Extended Term Series (unaudited)


As  of  October  31,  2005


Data  for  pie  chart  to  follow:

<graphic>
<pie  chart>

ASSET ALLOCATION*




Common Stocks                                                     68.33%
Corporate Bonds                                                    3.51%
U.S. Government Agencies                                           5.37%
U.S. Treasury Bonds1                                               7.97%
U.S. Treasury Notes2                                               8.02%
Cash, short-term investments, and liabilities, less other assets   6.80%



*As a percentage of net assets.
1A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.
2A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.


SECTOR ALLOCATION*



Health Care                 13.74%
Consumer Discretionary      11.07%
Consumer Staples            10.39%
Financials                   7.01%
Energy                       6.28%
Industrials                  5.79%
Information Technology       5.65%
Materials                    3.17%
Telecommunication Services   2.34%
Utilities                    1.72%



*Including Common Stocks and Corporate Bonds, as a percentage of total investments.


TOP TEN STOCK HOLDINGS*



Unilever plc - ADR (United Kingdom)          2.24%
Emdeon Corp.                                 2.23%
Novartis AG - ADR (Switzerland)              2.05%
Time Warner, Inc.                            2.00%
The Estee Lauder Companies, Inc. - Class A   1.99%
Vodafone Group plc - ADR (United Kingdom)    1.96%
Nestle S.A. (Switzerland)                    1.80%
GlaxoSmithKline plc - ADR (United Kingdom)   1.48%
Amerada Hess Corp.                           1.48%
Boston Scientific Corp.                      1.47%



*As a percentage of total investments.

Investment Portfolio - October 31, 2005




                                                                            VALUE
Pro-BlendR  EXTENDED TERM SERIES                                 SHARES    (NOTE 2)
--------------------------------------------------------------  -------  ----------

COMMON STOCKS - 68.33%
CONSUMER DISCRETIONARY - 10.92%
AUTO COMPONENTS - 0.09%
Autoliv, Inc. (Sweden) (Note 7)                                   4,875  $  209,430
Azure Dynamics Corp.* (Canada) (Note 7)                         114,825     117,665
                                                                       ------------
                                                                            327,095
                                                                       ------------

AUTOMOBILES - 0.03%
Bayerische Motoren Werke AG (BMW) (Germany) (Note 7)              2,550     110,889
                                                                       ------------

DIVERSIFIED CONSUMER SERVICES - 0.05%
Corinthian Colleges, Inc.*                                       13,225     164,519
                                                                       ------------

HOTELS, RESTAURANTS & LEISURE - 1.98%
Carnival Corp.                                                   74,125   3,681,789
Club Mediterranee S.A.* (France) (Note 7)                         5,925     258,791
International Game Technology                                   124,525   3,298,667
                                                                       ------------
                                                                          7,239,247
                                                                       ------------

HOUSEHOLD DURABLES - 0.11%
Interface, Inc. - Class A*                                       28,450     219,634
Sony Corp. - ADR (Japan) (Note 7)                                 5,425     177,940
                                                                       ------------
                                                                            397,574
                                                                       ------------

LEISURE EQUIPMENT & PRODUCTS - 0.96%
K2, Inc.*                                                         2,175      21,815
Marvel Entertainment, Inc.*                                     187,225   3,295,160
Sega Sammy Holdings, Inc. (Japan) (Note 7)                        2,550      91,142
Sega Sammy Holdings, Inc. (New) - When Issued (Japan) (Note 7)    2,550      91,799
                                                                       ------------
                                                                          3,499,916
                                                                       ------------

MEDIA - 6.16%
Acme Communications, Inc.*                                       20,450      79,962
Comcast Corp. - Class A*                                        130,925   3,643,643
DreamWorks Animation SKG, Inc. - Class A*                         3,825      98,073
The E.W. Scripps Co. - Class A                                   73,600   3,370,880
Gannett Co., Inc.                                                51,575   3,231,689
GCap Media plc (United Kingdom) (Note 7)                         39,600     238,284
Harris Interactive, Inc.*                                        52,850     220,384
Impresa S.A. (SGPS)* (Portugal) (Note 7)                         19,400     108,098
The McGraw-Hill Companies, Inc.                                   1,575      77,081
News Corp. - Class A                                             11,850     168,863
Pearson plc (United Kingdom) (Note 7)                           244,550   2,717,992
Reed Elsevier plc - ADR (United Kingdom) (Note 7)                 7,025     256,202




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                       VALUE
Pro-BlendR  EXTENDED TERM SERIES                            SHARES    (NOTE 2)
---------------------------------------------------------  -------  -----------

CONSUMER DISCRETIONARY (continued)
MEDIA (continued)
Time Warner, Inc.                                          438,050  $ 7,810,432
VNU N.V. (Netherlands) (Note 7)                             10,794      343,149
Wolters Kluwer N.V. (Netherlands) (Note 7)                   8,425      156,179
                                                                  -------------
                                                                     22,520,911
                                                                  -------------

MULTILINE RETAIL - 0.02%
Don Quijote Co. Ltd. (Japan) (Note 7)                        1,100       79,010
                                                                  -------------

SPECIALTY RETAIL - 1.48%
Build-A-Bear Workshop, Inc.*                                 5,225      125,191
Douglas Holding AG (Germany) (Note 7)                       10,075      382,587
Kingfisher plc (United Kingdom) (Note 7)                    47,175      176,998
KOMERI Co. Ltd. (Japan) (Note 7)                             2,400       84,337
Office Depot, Inc.*                                        161,975    4,459,172
Pier 1 Imports, Inc.                                        10,550      108,876
RadioShack Corp.                                             4,175       92,267
                                                                  -------------
                                                                      5,429,428
                                                                  -------------

TEXTILES, APPAREL & LUXURY GOODS - 0.04%
LVMH S.A. (Louis Vuitton Moet Hennessy) (France) (Note 7)    1,925      155,819
                                                                  -------------

TOTAL CONSUMER DISCRETIONARY                                         39,924,408
                                                                  -------------

CONSUMER STAPLES - 11.03%
BEVERAGES - 1.76%
The Coca-Cola Co.                                           79,225    3,389,245
Diageo plc (United Kingdom) (Note 7)                         5,050       74,627
Diageo plc - ADR (United Kingdom) (Note 7)                  45,500    2,704,065
Grupo Modelo S.A. de C.V. - Series C (Mexico) (Note 7)      25,100       77,089
Kirin Brewery Co. Ltd. (Japan) (Note 7)                     12,000      132,486
Scottish & Newcastle plc (United Kingdom) (Note 7)           8,675       71,775
                                                                  -------------
                                                                      6,449,287
                                                                  -------------

FOOD & STAPLES RETAILING - 2.41%
Carrefour S.A. (France) (Note 7)                           102,850    4,572,371
FamilyMart Co. Ltd. (Japan) (Note 7)                         4,000      118,567
Metro AG (Germany) (Note 7)                                  2,725      123,300
Pathmark Stores, Inc.*                                      13,625      132,844
Tesco plc (United Kingdom) (Note 7)                         14,600       77,710
Wal-Mart Stores, Inc.                                       79,900    3,780,069
                                                                  -------------
                                                                      8,804,861
                                                                  -------------




The accompanying notes are an integral part of the financial statements.


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



                                                                             VALUE
Pro-BlendR  EXTENDED TERM SERIES                                  SHARES    (NOTE 2)
---------------------------------------------------------------  -------  -----------

CONSUMER STAPLES (continued)
FOOD PRODUCTS - 4.49%
Cadbury Schweppes plc (United Kingdom) (Note 7)                   23,650  $   232,716
Groupe Danone (France) (Note 7)                                      950       96,876
The Hain Celestial Group, Inc.*                                   11,425      220,731
Nestle S.A. (Switzerland) (Note 7)                                23,600    7,030,566
Suedzucker AG (Germany) (Note 7)                                   3,025       63,652
Unilever plc - ADR (United Kingdom) (Note 7)                     216,024    8,770,574
                                                                        -------------
                                                                           16,415,115
                                                                        -------------

HOUSEHOLD PRODUCTS - 0.13%
Henkel KgaA (Germany) (Note 7)                                     1,200      102,929
Kao Corp. (Japan) (Note 7)                                         3,000       71,527
Kimberly-Clark de Mexico S.A. de C.V. - ADR (Mexico) (Note 7)     12,900      213,307
Reckitt Benckiser plc (United Kingdom) (Note 7)                    2,475       74,770
                                                                        -------------
                                                                              462,533
                                                                        -------------

PERSONAL PRODUCTS - 2.24%
Clarins S.A. (France) (Note 7)                                     7,411      407,510
The Estee Lauder Companies, Inc. - Class A                       235,125    7,799,096
                                                                        -------------
                                                                            8,206,606
                                                                        -------------

TOTAL CONSUMER STAPLES                                                     40,338,402
                                                                        -------------

ENERGY - 6.63%
ENERGY EQUIPMENT & SERVICES - 4.73%
Abbot Group plc (United Kingdom) (Note 7)                         68,025      299,770
Baker Hughes, Inc.                                                30,775    1,691,394
Compagnie Generale de Geophysique S.A. (CGG)* (France) (Note 7)    1,775      154,737
Cooper Cameron Corp.*                                             30,975    2,283,787
Helmerich & Payne, Inc.                                            4,775      264,535
National-Oilwell Varco, Inc.*                                     47,324    2,956,330
Pride International, Inc.*                                        12,075      338,945
Schlumberger Ltd.                                                 60,950    5,532,431
Scomi Group Berhad (Malaysia) (Note 7)                           404,000      112,386
Smedvig ASA - Class A (Norway) (Note 7)                           11,375      241,374
Transocean, Inc.*                                                 29,950    1,721,826
Weatherford International Ltd.*                                   27,400    1,715,240
                                                                        -------------
                                                                           17,312,755
                                                                        -------------

OIL, GAS & CONSUMABLE FUELS - 1.90%
Amerada Hess Corp.                                                46,175    5,776,492
BP plc (United Kingdom) (Note 7)                                   7,600       83,930




The accompanying notes are an integral part of the financial statements.


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



                                                                          VALUE
Pro-BlendR  EXTENDED TERM SERIES                               SHARES    (NOTE 2)
------------------------------------------------------------  -------  -----------

ENERGY (continued)
OIL, GAS & CONSUMABLE FUELS (continued)
Eni S.p.A. (Italy) (Note 7)                                    13,075  $   350,330
Forest Oil Corp.*                                               3,200      139,776
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil) (Note 7)    5,850      335,615
Royal Dutch Shell plc - Class B (United Kingdom) (Note 7)       2,679       87,381
Total S.A. (France) (Note 7)                                      675      169,373
                                                                     -------------
                                                                         6,942,897
                                                                     -------------

TOTAL ENERGY                                                            24,255,652
                                                                     -------------

FINANCIALS - 6.58%
CAPITAL MARKETS - 2.29%
The Bank of New York Co., Inc.                                112,150    3,509,173
The Charles Schwab Corp.                                        6,300       95,760
Deutsche Bank AG (Germany) (Note 7)                             4,350      406,425
Franklin Resources, Inc.                                          875       77,324
Janus Capital Group, Inc.                                       6,925      121,534
Mellon Financial Corp.1                                         1,150       36,444
Merrill Lynch & Co., Inc.                                       1,875      121,388
Piper Jaffray Companies, Inc.*                                  1,150       39,503
SEI Investments Co.                                            98,400    3,817,920
State Street Corp.                                              1,425       78,703
T. Rowe Price Group, Inc.                                       1,100       72,072
                                                                     -------------
                                                                         8,376,246
                                                                     -------------

COMMERCIAL BANKS - 3.69%
Banca Intesa S.p.A. (Italy) (Note 7)                           30,335      141,584
Banca Monte dei Paschi di Siena S.p.A. (Italy) (Note 7)        10,950       49,730
Banco BPI S.A. (Portugal) (Note 7)                             22,825       97,096
Bank of America Corp.                                           3,100      135,594
BNP Paribas S.A. (France) (Note 7)                              1,550      117,478
The Chugoku Bank Ltd. (Japan) (Note 7)                         10,000      154,481
Commerzbank AG (Germany) (Note 7)                              12,075      315,288
Fifth Third Bancorp                                             1,000       40,170
The Hachijuni Bank Ltd. (Japan) (Note 7)                       18,000      150,477
Hong Leong Bank Berhad (Malaysia) (Note 7)                     36,300       50,490
KeyCorp.                                                        2,075       66,898
M&T Bank Corp.                                                    650       69,927
Marshall & Ilsley Corp.                                         2,325       99,882
Mitsubishi UFJ Financial Group, Inc. (Japan) (Note 7)              12      149,497
North Fork Bancorporation, Inc.                                 3,650       92,491
PNC Financial Services Group, Inc.                             61,450    3,730,629




The accompanying notes are an integral part of the financial statements.


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



                                                                      VALUE
Pro-BlendR  EXTENDED TERM SERIES                           SHARES    (NOTE 2)
--------------------------------------------------------  -------  -----------

FINANCIALS (continued)
COMMERCIAL BANKS (continued)
SanPaolo IMI S.p.A. (Italy) (Note 7)                        3,025  $    43,607
Societe Generale (France) (Note 7)                            675       77,043
The Sumitomo Trust and Banking Co. Ltd. (Japan) (Note 7)   18,000      152,487
TCF Financial Corp.                                         1,375       37,262
U.S. Bancorp                                              132,825    3,928,964
UniCredito Italiano S.p.A. (Italy) (Note 7)                29,175      162,827
Wachovia Corp.                                             69,500    3,511,140
Wells Fargo & Co.                                             575       34,615
Zions Bancorporation                                        1,425      104,695
                                                                 -------------
                                                                    13,514,352
                                                                 -------------

CONSUMER FINANCE - 0.06%
Capital One Financial Corp.                                   875       66,806
MoneyGram International, Inc.                               2,925       71,077
Takefuji Corp. (Japan) (Note 7)                               950       66,196
                                                                 -------------
                                                                       204,079
                                                                 -------------


DIVERSIFIED FINANCIAL SERVICES - 0.14%
Citigroup, Inc.                                             3,725      170,530
ING Groep N.V. (Netherlands) (Note 7)                       5,250      151,300
JPMorgan Chase & Co.                                        2,975      108,945
Moody's Corp.                                                 775       41,277
Principal Financial Group, Inc.                               825       40,945
                                                                 -------------
                                                                       512,997
                                                                 -------------

INSURANCE - 0.35%
Allianz AG (Germany) (Note 7)                               2,200      309,601
Ambac Financial Group, Inc.                                   500       35,445
American International Group, Inc.*                         2,925      189,540
Assicurazioni Generali S.p.A. (Italy) (Note 7)              5,100      151,621
Axa (France) (Note 7)                                       6,550      189,628
Marsh & McLennan Companies, Inc.                            1,275       37,166
MBIA, Inc.                                                  1,175       68,432
Muenchener Rueckver AG (Germany) (Note 7)                   2,275      266,887
Torchmark Corp.                                               675       35,660
                                                                 -------------
                                                                     1,283,980
                                                                 -------------

REAL ESTATE - 0.01%
Friedman, Billings, Ramsey Group, Inc. - Class A            3,125       27,719
                                                                 -------------

THRIFTS & MORTGAGE FINANCE - 0.04%
BankAtlantic Bancorp, Inc. - Class A                        2,600       36,114
Flagstar Bancorp, Inc.                                      6,025       80,855




The accompanying notes are an integral part of the financial statements.


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



                                                              VALUE
Pro-BlendR  EXTENDED TERM SERIES                   SHARES    (NOTE 2)
------------------------------------------------  -------  -----------

FINANCIALS (continued)
THRIFTS & MORTGAGE FINANCE (continued)
New York Community Bancorp, Inc.                    1,900  $    30,723
                                                         -------------
                                                               147,692
                                                         -------------

TOTAL FINANCIALS                                            24,067,065
                                                         -------------

HEALTH CARE - 14.57%
BIOTECHNOLOGY - 0.41%
Affymetrix, Inc.*                                   3,325      151,055
Caliper Life Sciences, Inc.*                       36,700      239,284
Charles River Laboratories International, Inc.*    10,000      437,600
Millennium Pharmaceuticals, Inc.*                  42,150      384,408
Neurocrine Biosciences, Inc.*                       3,275      172,985
Xenogen Corp.*                                     37,250      100,948
                                                         -------------
                                                             1,486,280
                                                         -------------

HEALTH CARE EQUIPMENT & SUPPLIES - 4.07%
Align Technology, Inc.*                            41,800      308,484
Biomet, Inc.                                       12,075      420,572
Boston Scientific Corp.                           229,050    5,753,736
DENTSPLY International, Inc.                       50,850    2,803,869
PerkinElmer, Inc.                                 186,550    4,117,158
Thermo Electron Corp.*                              7,425      224,161
Wright Medical Group, Inc.*                        31,675      589,472
Zimmer Holdings, Inc.*                              6,325      403,345
Zoll Medical Corp.*                                10,725      266,194
                                                         -------------
                                                            14,886,991
                                                         -------------

HEALTH CARE PROVIDERS & SERVICES - 3.86%
American Healthways, Inc.*                          3,175      128,778
AMERIGROUP Corp.*                                  15,475      258,742
AmerisourceBergen Corp.                             3,250      247,878
AMICAS, Inc.*                                     145,675      639,513
AMN Healthcare Services, Inc.*                     32,875      542,437
Cardinal Health, Inc.                               4,850      303,174
Cross Country Healthcare, Inc.*                    24,350      442,440
Eclipsys Corp.*                                    22,375      358,000
Emdeon Corp.*                                     946,425    8,707,110
Express Scripts, Inc.*                              5,350      403,444
HCA, Inc.                                           7,300      351,787
McKesson Corp.                                      6,150      279,395
Omnicell, Inc.*                                    40,250      426,650
Patterson Companies, Inc.*                         10,300      426,214
Tenet Healthcare Corp.*                            27,125      228,393
Triad Hospitals, Inc.*                              9,375      385,594
                                                         -------------
                                                            14,129,549
                                                         -------------




The accompanying notes are an integral part of the financial statements.


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



                                                                                      VALUE
Pro-BlendR  EXTENDED TERM SERIES                                           SHARES    (NOTE 2)
------------------------------------------------------------------------  -------  -----------

HEALTH CARE (continued)
PHARMACEUTICALS - 6.23%
AstraZeneca plc (United Kingdom) (Note 7)                                   1,450  $    65,002
Bristol-Myers Squibb Co.                                                    9,925      210,112
GlaxoSmithKline plc (United Kingdom) (Note 7)                              25,150      653,854
GlaxoSmithKline plc - ADR (United Kingdom) (Note 7)                       111,675    5,805,983
Novartis AG - ADR (Switzerland) (Note 7)                                  149,300    8,035,326
Pfizer, Inc.                                                              137,225    2,983,271
Sanofi-Aventis (France) (Note 7)                                            1,250      100,058
Sanofi-Aventis - ADR (France) (Note 7)                                      6,675      267,801
Schering AG (Germany) (Note 7)                                             10,750      661,087
Schering-Plough Corp.                                                     161,600    3,286,944
Shire Pharmaceuticals Group plc (United Kingdom) (Note 7)                   7,425       87,648
Takeda Pharmaceutical Co. Ltd. (Japan) (Note 7)                             1,700       92,895
Valeant Pharmaceuticals International                                      16,000      274,560
Wyeth                                                                       5,950      265,132
                                                                                 -------------
                                                                                    22,789,673
                                                                                 -------------

TOTAL HEALTH CARE                                                                   53,292,493
                                                                                 -------------

INDUSTRIALS - 5.49%
AEROSPACE & DEFENSE - 1.15%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)  108,675    4,215,503
                                                                                 -------------

AIR FREIGHT & LOGISTICS - 1.05%
TNT N.V. (Netherlands) (Note 7)                                            12,100      285,492
United Parcel Service, Inc. - Class B                                      48,550    3,541,237
                                                                                 -------------
                                                                                     3,826,729
                                                                                 -------------

AIRLINES - 1.69%
AirTran Holdings, Inc.*                                                    15,500      231,880
Deutsche Lufthansa AG* (Germany) (Note 7)                                  11,325      151,720
JetBlue Airways Corp.*                                                    100,975    1,879,145
Southwest Airlines Co.                                                    243,950    3,905,639
                                                                                 -------------
                                                                                     6,168,384
                                                                                 -------------

COMMERCIAL SERVICES & SUPPLIES - 0.12%
ChoicePoint, Inc.*                                                          1,725       72,898
The Dun & Bradstreet Corp.*                                                 2,225      140,887
Herman Miller, Inc.                                                         2,700       74,007
Quebecor World, Inc. (Canada) (Note 7)                                      9,100      134,771
                                                                                 -------------
                                                                                       422,563
                                                                                 -------------

CONSTRUCTION & ENGINEERING - 0.10%
Hochtief AG (Germany) (Note 7)                                              2,625      106,413




The accompanying notes are an integral part of the financial statements.


55

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



                                                                          VALUE
PRO-BLENDR EXTENDED TERM SERIES                               SHARES     (NOTE 2)
------------------------------------------------------------  -------  -----------

INDUSTRIALS (continued)
CONSTRUCTION & ENGINEERING (continued)
Infrasource Services, Inc.*                                     6,225  $    80,551
Koninklijke Boskalis Westminster N.V. (Netherlands) (Note 7)    3,728      185,167
                                                                     -------------
                                                                           372,131
                                                                     -------------

ELECTRICAL EQUIPMENT - 0.17%
ABB (Asea Brown Boveri) Ltd. - ADR* (Switzerland) (Note 7)     28,650      223,183
Gamesa Corporacion Tecnologica S.A. (Spain) (Note 7)            9,700      134,600
General Cable Corp.*                                            6,775      110,094
Global Power Equipment Group, Inc.*                            10,725       67,246
Plug Power, Inc.*                                              16,425       95,265
                                                                     -------------
                                                                           630,388
                                                                     -------------

INDUSTRIAL CONGLOMERATES - 0.12%
Siemens AG (Germany) (Note 7)                                   4,125      306,167
Sonae S.A. (SGPS) (Portugal) (Note 7)                          77,250      124,967
                                                                     -------------
                                                                           431,134
                                                                     -------------

MACHINERY - 1.09%
AGCO Corp.*                                                   208,625    3,335,914
FANUC Ltd. (Japan) (Note 7)                                     1,000       78,185
Gardner Denver, Inc.*                                           2,850      138,510
The Greenbrier Companies, Inc.                                  3,425       94,359
MAN AG (Germany) (Note 7)                                       5,275      244,433
Wabtec Corp.                                                    4,150      112,880
                                                                     -------------
                                                                         4,004,281
                                                                     -------------

TOTAL INDUSTRIALS                                                       20,071,113
                                                                     -------------

INFORMATION TECHNOLOGY - 5.90%
COMMUNICATIONS EQUIPMENT - 1.91%
Cisco Systems, Inc.*                                           10,925    5,425,641
Marconi Corp. plc* (United Kingdom) (Note 7)                   42,250      278,531
Nokia Oyj - ADR (Finland) (Note 7)                             24,775      416,715
Packeteer, Inc.*                                               39,800      314,022
Polycom, Inc.*                                                 13,025      199,283
Research In Motion Ltd. (RIM)* (Canada) (Note 7)                5,825      358,179
                                                                     -------------
                                                                         6,992,371
                                                                     -------------

COMPUTERS & PERIPHERALS - 0.13%
EMC Corp.*                                                     10,750      150,070
International Business Machines (IBM) Corp.                     3,725      305,003
                                                                     -------------
                                                                           455,073
                                                                     -------------




The accompanying notes are an integral part of the financial statements.


56

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



                                                                                 VALUE
PRO-BLENDR  EXTENDED TERM SERIES                                      SHARES    (NOTE 2)
-------------------------------------------------------------------  -------  ----------

INFORMATION TECHNOLOGY (continued)
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.22%
Celestica, Inc.* (Canada) (Note 7)                                    13,250  $  126,670
DTS, Inc.*                                                            13,275     215,055
KEYENCE Corp. (Japan) (Note 7)                                           300      68,666
Mettler-Toledo International, Inc.* (Switzerland) (Note 7)             3,900     201,240
Solectron Corp.*                                                      56,050     197,856
                                                                            ------------
                                                                                 809,487
                                                                            ------------

INTERNET SOFTWARE & SERVICES - 0.07%
Corillian Corp.*                                                      40,100     126,716
Online Resources Corp.*                                               12,050     144,600
                                                                            ------------
                                                                                 271,316
                                                                            ------------

IT SERVICES - 1.05%
Automatic Data Processing, Inc.                                          850      39,661
The BISYS Group, Inc.*2                                                9,975     126,483
CheckFree Corp.*                                                       1,050      44,625
First Data Corp.                                                      87,825   3,552,521
Fiserv, Inc.*                                                          1,600      69,888
                                                                            ------------
                                                                               3,833,178
                                                                            ------------

OFFICE ELECTRONICS - 0.01%
Canon, Inc. (Japan) (Note 7)                                           1,000      52,152
                                                                            ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.38%
ATI Technologies, Inc.* (Canada) (Note 7)                              7,150     103,317
Cabot Microelectronics Corp.*                                         11,375     334,425
Cymer, Inc.*                                                           8,275     288,384
Exar Corp.*                                                            8,700     109,533
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan) (Note 7)   33,558     271,149
Zoran Corp.*                                                          19,275     282,957
                                                                            ------------
                                                                               1,389,765
                                                                            ------------

SOFTWARE - 2.13%
Amdocs Ltd.* (Guernsey) (Note 7)                                      13,600     359,992
Blackbaud, Inc.                                                       17,197     247,637
F-Secure Oyj* (Finland) (Note 7)                                      14,400      32,440
Opsware, Inc.*                                                        10,550      54,227
RADWARE Ltd.* (Israel) (Note 7)                                       18,775     345,648
SAP AG (Germany) (Note 7)                                              1,575     269,565
SAP AG - ADR (Germany) (Note 7)                                        3,150     135,261
Symantec Corp.*                                                      173,950   4,148,707
Synopsys, Inc.*                                                      108,225   2,050,864




The accompanying notes are an integral part of the financial statements.


57

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



                                                                               VALUE
PRO-BLENDR  EXTENDED TERM SERIES                                    SHARES    (NOTE 2)
-----------------------------------------------------------------  -------  -----------

INFORMATION TECHNOLOGY (continued)
SOFTWARE (continued)
Verity, Inc.*                                                       13,700  $   136,315
                                                                          -------------
                                                                              7,780,656
                                                                          -------------

TOTAL INFORMATION TECHNOLOGY                                                 21,583,998
                                                                          -------------

MATERIALS - 3.30%
CHEMICALS - 2.79%
Air Liquide S.A. (France) (Note 7)                                     742      134,882
Bayer AG (Germany) (Note 7)                                          6,775      234,948
Degussa AG (Germany) (Note 7)                                        1,500       62,012
Engelhard Corp.                                                    130,475    3,548,920
Lanxess* (Germany) (Note 7)                                          3,125       90,846
Lonza Group AG (Switzerland) (Note 7)                               59,225    3,413,823
Minerals Technologies, Inc.                                         49,425    2,642,260
Nalco Holding Co.*                                                   5,875       99,875
                                                                          -------------
                                                                             10,227,566
                                                                          -------------

PAPER & FOREST PRODUCTS - 0.51%
Aracruz Celulose S.A. - ADR (Brazil) (Note 7)                       38,750    1,484,125
Sappi Ltd. - ADR (South Africa) (Note 7)                            38,175      373,351
                                                                          -------------
                                                                              1,857,476
                                                                          -------------

TOTAL MATERIALS                                                              12,085,042
                                                                          -------------

TELECOMMUNICATION SERVICES - 2.34%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.22%
Deutsche Telekom AG (Germany) (Note 7)                              12,525      221,377
Singapore Telecommunications Ltd. (Singapore) (Note 7)             362,000      498,087
Telefonos de Mexico S.A. de C.V. (Telmex) - ADR (Mexico) (Note 7)    3,950       79,711
                                                                          -------------
                                                                                799,175
                                                                          -------------

WIRELESS TELECOMMUNICATION SERVICES - 2.12%
Maxis Communications Berhad (Malaysia) (Note 7)                     32,500       77,494
Vodafone Group plc - ADR (United Kingdom) (Note 7)                 291,775    7,662,011
                                                                          -------------
                                                                              7,739,505
                                                                          -------------

TOTAL TELECOMMUNICATION SERVICES                                              8,538,680
                                                                          -------------

UTILITIES - 1.57%
ELECTRIC UTILITIES - 1.49%
Allegheny Energy, Inc.*                                            177,075    5,004,139
E.ON AG (Germany) (Note 7)                                           3,950      357,787
Westar Energy, Inc.                                                  3,850       85,085
                                                                          -------------
                                                                              5,447,011
                                                                          -------------




The accompanying notes are an integral part of the financial statements.


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



                                                                          SHARES/           VALUE
PRO-BLENDR  EXTENDED TERM SERIES                                      PRINCIPAL AMOUNT     (NOTE 2)
-------------------------------------------------------------------  -----------------  ------------

UTILITIES (continued)
MULTI-UTILITIES - 0.08%
Aquila, Inc.*                                                                   46,175  $    163,459
National Grid plc (United Kingdom) (Note 7)                                      7,437        67,981
Suez S.A. (France) (Note 7)                                                      2,575        69,735
                                                                                      --------------
                                                                                             301,175
                                                                                      --------------

TOTAL UTILITIES                                                                            5,748,186
                                                                                      --------------

TOTAL COMMON STOCKS
(Identified Cost $219,114,858)                                                           249,905,039
                                                                                      --------------

CORPORATE BONDS - 3.51%
CONSUMER DISCRETIONARY - 0.92%
AUTOMOBILES - 0.26%
General Motors Acceptance Corp., 6.125%, 9/15/2006                   $         965,000       962,176
                                                                                      --------------

MEDIA - 0.33%
AOL Time Warner (now known as Time Warner, Inc.), 6.75%, 4/15/2011             500,000       528,180
Comcast Cable Communications, Inc., 6.75%, 1/30/2011                           430,000       454,202
The Walt Disney Co., 6.375%, 3/1/2012                                          215,000       226,443
                                                                                      --------------
                                                                                           1,208,825
                                                                                      --------------

MULTILINE RETAIL - 0.19%
JC Penney Co., Inc., 8.00%, 3/1/2010                                           275,000       297,100
Target Corp., 5.875%, 3/1/2012                                                 365,000       382,113
                                                                                      --------------
                                                                                             679,213
                                                                                      --------------

SPECIALTY RETAIL - 0.14%
The Gap, Inc.3, 9.55%, 12/15/2008                                              205,000       228,728
Lowe's Companies, Inc., 8.25%, 6/1/2010                                        265,000       300,086
                                                                                      --------------
                                                                                             528,814
                                                                                      --------------

TOTAL CONSUMER DISCRETIONARY                                                               3,379,028
                                                                                      --------------

CONSUMER STAPLES - 0.08%
BEVERAGES - 0.02%
Diageo Finance BV, 3.875%, 4/1/2011 (Netherlands) (Note 7)                      80,000        75,583
                                                                                      --------------

FOOD & STAPLES RETAILING - 0.04%
The Kroger Co., 7.25%, 6/1/2009                                                140,000       147,851
                                                                                      --------------

FOOD PRODUCTS - 0.02%
General Mills, Inc., 6.00%, 2/15/2012                                           70,000        72,967
                                                                                      --------------

TOTAL CONSUMER STAPLES                                                                       296,401
                                                                                      --------------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                             VALUE
PRO-BLENDR  EXTENDED TERM SERIES                        PRINCIPAL AMOUNT    (NOTE 2)
-----------------------------------------------------  -----------------  ----------

ENERGY - 0.09%
OIL, GAS & CONSUMABLE FUELS - 0.09%
Amerada Hess Corp., 6.65%, 8/15/2011                   $         295,000  $  313,958
                                                                        ------------

FINANCIALS - 0.92%
CAPITAL MARKETS - 0.19%
The Goldman Sachs Group, Inc., 6.875%, 1/15/2011                 215,000     230,993
Lehman Brothers Holdings, Inc., 6.625%, 1/18/2012                215,000     230,989
Merrill Lynch & Co., Inc.,  6.00%, 2/17/2009                     225,000     232,032
                                                                        ------------
                                                                             694,014
                                                                        ------------

COMMERCIAL BANKS - 0.58%
Bank of America Corp., 7.40%, 1/15/2011                          545,000     601,636
PNC Funding Corp., 7.50%, 11/1/2009                              280,000     304,219
U.S. Bank National Association, 6.375%, 8/1/2011                 575,000     612,457
Wachovia Corp., 5.25%, 8/1/2014                                  615,000     613,243
                                                                        ------------
                                                                           2,131,555
                                                                        ------------

DIVERSIFIED FINANCIAL SERVICES - 0.06%
Citigroup, Inc., 5.00%, 9/15/2014                                235,000     230,133
                                                                        ------------

INSURANCE - 0.09%
American International Group, Inc., 4.25%, 5/15/2013             345,000     324,828
                                                                        ------------

TOTAL FINANCIALS                                                           3,380,530
                                                                        ------------

HEALTH CARE - 0.13%
PHARMACEUTICALS - 0.13%
Abbott Laboratories, 3.50%, 2/17/2009                            240,000     230,713
Wyeth, 5.25%, 3/15/2013                                          225,000     226,951
                                                                        ------------
TOTAL HEALTH CARE                                                            457,664
                                                                        ------------

INDUSTRIALS - 0.71%
AEROSPACE & DEFENSE - 0.10%
Boeing Capital Corp., 6.50%, 2/15/2012                           215,000     231,212
Honeywell International, Inc., 7.50%, 3/1/2010                   140,000     153,969
                                                                        ------------
                                                                             385,181
                                                                        ------------

AIR FREIGHT & LOGISTICS - 0.06%
FedEx Corp., 3.50%, 4/1/2009                                     240,000     229,156
                                                                        ------------

AIRLINES - 0.14%
Southwest Airlines Co., 5.25%, 10/1/2014                         525,000     501,201
                                                                        ------------

INDUSTRIAL CONGLOMERATES - 0.21%
General Electric Capital Corp., 6.75%, 3/15/2032                 535,000     611,913




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                                               VALUE
PRO-BLENDR  EXTENDED TERM SERIES                                          PRINCIPAL AMOUNT    (NOTE 2)
-----------------------------------------------------------------------  -----------------  ----------

INDUSTRIALS (continued)
INDUSTRIAL CONGLOMERATES (continued)
Tyco International Group S.A., 6.375%, 10/15/2011 (Luxembourg) (Note 7)  $         145,000  $  152,347
                                                                                          ------------
                                                                                               764,260
                                                                                          ------------

MACHINERY - 0.06%
John Deere Capital Corp., 7.00%, 3/15/2012                                         205,000     225,585
                                                                                          ------------

ROAD & RAIL - 0.14%
CSX Corp., 6.75%, 3/15/2011                                                        320,000     342,560
Union Pacific Corp., 6.65%, 1/15/2011                                              145,000     154,495
                                                                                          ------------
                                                                                               497,055
                                                                                          ------------

TOTAL INDUSTRIALS                                                                            2,602,438
                                                                                          ------------

INFORMATION TECHNOLOGY - 0.15%
COMMUNICATIONS EQUIPMENT - 0.15%
Corning, Inc., 5.90%, 3/15/2014                                                    540,000     538,546
                                                                                          ------------

MATERIALS - 0.08%
METALS & MINING - 0.08%
Alcoa, Inc., 7.375%, 8/1/2010                                                      275,000     301,767
                                                                                          ------------

TELECOMMUNICATION SERVICES - 0.16%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.08%
Verizon Wireless Capital LLC, 5.375%, 12/15/2006                                   300,000     301,655
                                                                                          ------------

WIRELESS TELECOMMUNICATION SERVICES - 0.08%
Vodafone Group plc, 7.75%, 2/15/2010 (United Kingdom) (Note 7)                     270,000     297,004
                                                                                          ------------

TOTAL TELECOMMUNICATION SERVICES                                                               598,659
                                                                                          ------------

UTILITIES - 0.27%
ELECTRIC UTILITIES - 0.23%
Allegheny Energy Supply Co. LLC4, 8.25%, 4/15/2012                                 220,000     243,100
American Electric Power Co., Inc., 5.375%, 3/15/2010                               230,000     231,834
CenterPoint Energy Resources Corp., 7.875%, 4/1/2013                               135,000     152,460
TXU Energy Co., 7.00%, 3/15/2013                                                   215,000     223,880
                                                                                          ------------
                                                                                               851,274
                                                                                          ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.04%
NRG Energy, Inc., 8.00%, 12/15/2013                                                124,000     135,160
                                                                                          ------------

TOTAL UTILITIES                                                                                986,434
                                                                                          ------------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                                         VALUE
PRO-BLENDR  EXTENDED TERM SERIES                                    PRINCIPAL AMOUNT    (NOTE 2)
-----------------------------------------------------------------  -----------------  -----------

TOTAL CORPORATE BONDS
(Identified Cost $13,120,388)                                                         $12,855,425
                                                                                    -------------

U.S. TREASURY SECURITIES - 15.99%
U.S. TREASURY BONDS - 7.97%
U.S. Treasury Bond, 7.25%, 8/15/2022                               $           5,000        6,381
U.S. Treasury Bond, 6.00%, 2/15/2026                                       6,035,000    6,937,890
U.S. Treasury Bond, 5.50%, 8/15/2028                                      20,310,000   22,210,102
                                                                                    -------------

TOTAL U.S. TREASURY BONDS
(Identified Cost $27,315,772)                                                          29,154,373
                                                                                    -------------

U.S. TREASURY NOTES - 8.02%
U.S. Treasury Note, 1.875%, 12/31/2005                                    15,000,000   14,947,845
U.S. Treasury Note, 3.125%, 1/31/2007                                      8,000,000    7,877,184
U.S. Treasury Note, 3.00%, 2/15/2008                                       6,700,000    6,497,171
                                                                                    -------------

TOTAL U.S. TREASURY NOTES
(Identified Cost $29,749,506)                                                          29,322,200
                                                                                    -------------

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $57,065,278)                                                          58,476,573
                                                                                    -------------

U.S. GOVERNMENT AGENCIES - 5.37%
MORTGAGE-BACKED SECURITIES - 5.31%
Fannie Mae, Pool #621881, 5.50%, 1/1/2017                                      2,938        2,960
Fannie Mae, Pool #725793, 5.50%, 9/1/2019                                    540,815      544,628
Fannie Mae, Pool #725686, 6.50%, 7/1/2034                                    711,910      731,778
Fannie Mae, TBA5, 4.50%, 11/15/2020                                        1,160,000    1,121,575
Fannie Mae, TBA5, 5.00%, 11/15/2020                                          975,000      961,594
Fannie Mae, TBA5, 5.00%, 11/15/2035                                        2,140,000    2,059,082
Fannie Mae, TBA5, 5.50%, 11/15/2035                                        3,275,000    3,229,969
Fannie Mae, TBA5, 6.00%, 11/15/2035                                        1,430,000    1,442,066
Federal Home Loan Mortgage Corp., Pool #B16835, 5.50%, 10/1/2019             520,801      524,223
Federal Home Loan Mortgage Corp., Pool #A22067, 6.50%, 5/1/2034              406,573      416,855
Federal Home Loan Mortgage Corp., TBA5, 5.00%, 1/15/2020                     815,000      802,266
Federal Home Loan Mortgage Corp., TBA5, 4.50%, 11/15/2020                  1,295,000    1,252,508
Federal Home Loan Mortgage Corp., TBA5, 5.00%, 11/15/2035                  1,425,000    1,370,672
Federal Home Loan Mortgage Corp., TBA5, 5.50%, 11/15/2035                  1,910,000    1,884,931
Federal Home Loan Mortgage Corp., TBA5, 6.00%, 11/15/2035                    715,000      721,927
GNMA, Pool #631703, 6.50%, 9/15/2034                                         388,130      402,839
GNMA, TBA5, 5.50%, 11/15/2035                                                895,000      893,602




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                          PRINCIPAL AMOUNT/       VALUE
PRO-BLENDR  EXTENDED TERM SERIES                                 SHARES          (NOTE 2)
--------------------------------------------------------  ------------------  ------------

MORTGAGE-BACKED SECURITIES (continued)
GNMA, TBA5, 6.00%, 11/15/2035                             $          520,000  $    529,262
GNMA, TBA5, 5.00%, 12/15/2035                                        550,000       535,734
                                                                            --------------

TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $19,619,068)                                                   19,428,471
                                                                            --------------

OTHER AGENCIES - 0.06%
Fannie Mae, 4.25%, 7/15/2007                                         190,000       188,799
Fannie Mae, 5.75%, 2/15/2008                                           5,000         5,116
                                                                            --------------

TOTAL OTHER AGENCIES
(Identified Cost $199,446)                                                         193,915
                                                                            --------------

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $19,818,514)                                                   19,622,386
                                                                            --------------

SHORT-TERM INVESTMENTS - 13.78%
Dreyfus Treasury Cash Management - Institutional Shares           10,541,344    10,541,344
Fannie Mae Discount Note, 12/7/2005                       $        8,000,000     7,970,000
Federal Home Loan Bank Discount Note, 11/21/2005                  11,000,000    10,977,817
Freddie Mac Discount Note, 11/21/2005                             11,000,000    10,976,711
U.S. Treasury Bill, 12/29/2005                                    10,000,000     9,942,354
                                                                            --------------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $50,412,022)                                                   50,408,226
                                                                            --------------

TOTAL INVESTMENTS - 106.98%
(Identified Cost $359,531,060)                                                 391,267,649

LIABILITIES, LESS OTHER ASSETS - (6.98%)                                       (25,541,829)
                                                                            --------------

NET ASSETS - 100%                                                             $365,725,820
                                                                            ==============




*Non-income  producing  security
1Mellon Financial Corp. is the parent company of Mellon Trust of New England N.A., the Fund's custodian.
2A subsidiary of the company serves as the Fund's sub-accounting services and sub-transfer agent. An employee of the company serves as an officer of the Fund (See Note 4 to Financial Statements).
3The coupon rate will increase with every ratings downgrade and decrease with every ratings upgrade. The coupon rate stated is the rate as of October 31, 2005.
4Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $243,100, or 0.07%, of the Series' net assets as of October 31, 2005.
5Security purchased on a forward commitment or when-issued basis. TBA - to be announced.
ADR  -  American  Depository  Receipt


The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-BlendR  Extended Term Series


October 31, 2005




ASSETS:
Investments, at value (identified cost $359,531,060) (Note 2)                   $391,267,649
Interest receivable                                                                  728,916
Receivable for fund shares sold                                                      406,389
Dividends receivable                                                                  95,012
Foreign tax reclaims receivable                                                       77,129
                                                                                ------------

TOTAL ASSETS                                                                     392,575,095
                                                                                ------------

LIABILITIES:

Accrued management fees (Note 3)                                                     299,922
Accrued fund accounting and transfer agent fees (Note 3)                              35,456
Accrued Chief Compliance Officer services (Note 3)                                     1,537
Accrued directors' fees (Note 3)                                                         132
Payable for purchases of delayed delivery securities (Note 2)                     16,997,002
Payable for securities purchased                                                   9,348,566
Payable for fund shares repurchased                                                  108,188
Audit fees payable                                                                    33,850
Other payables and accrued expenses                                                   24,622
                                                                                ------------

TOTAL LIABILITIES                                                                 26,849,275
                                                                                ------------

TOTAL NET ASSETS                                                                $365,725,820
                                                                                ============

NET ASSETS CONSIST OF:

Capital stock                                                                   $    231,168
Additional paid-in-capital                                                       309,946,869
Undistributed net investment income                                                1,677,462
Accumulated net realized gain on investments and other assets and liabilities     22,137,531
Net unrealized appreciation on investments and other assets and liabilities       31,732,790
                                                                                ------------

TOTAL NET ASSETS                                                                $365,725,820
                                                                                ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A ($365,725,820/23,116,843 shares)                      $      15.82
                                                                                ============




The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-BlendR  Extended Term Series


For the Year Ended October 31, 2005




INVESTMENT INCOME:
Interest                                              $ 3,384,230
Dividends (net of foreign tax withheld, $148,760)       3,303,046
                                                      -----------

Total Investment Income                                 6,687,276
                                                      -----------

EXPENSES:

Management fees (Note 3)                                3,248,373
Fund accounting and transfer agent fees (Note 3)          401,179
Directors' fees (Note 3)                                    7,661
Chief Compliance Officer services (Note 3)                  5,446
Custodian fees                                             58,924
Miscellaneous                                             117,782
                                                      -----------

Total Expenses                                          3,839,365
Less reduction of expenses (Note 3)                       (34,447)
                                                      -----------

Net Expenses                                            3,804,918
                                                      -----------

NET INVESTMENT INCOME                                   2,882,358
                                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on -
Investments                                            22,843,226
Foreign currency and other assets and liabilities          (6,819)
                                                      -----------

                                                       22,836,407
                                                      -----------

Net change in unrealized appreciation on -
Investments                                            12,304,922
Foreign currency and other assets and liabilities          (7,446)
                                                      -----------

                                                       12,297,476
                                                      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                            35,133,883
                                                      -----------

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                            $38,016,241
                                                      ===========




The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-BlendR Extended Term Series




                                                          FOR THE        FOR THE
                                                        YEAR ENDED     YEAR ENDED
                                                         10/31/05       10/31/04
                                                       ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                  $  2,882,358   $  2,119,940
Net realized gain on investments                         22,836,407      6,426,030
Net change in unrealized appreciation on investments     12,297,476     16,562,167
                                                       ------------   ------------

Net increase from operations                             38,016,241     25,108,137
                                                       ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 8):

From net investment income                               (2,277,777)    (1,777,536)
From net realized gain on investments                    (6,925,216)    (1,383,424)
                                                       ------------   ------------

Total distributions to shareholders                      (9,202,993)    (3,160,960)
                                                       ------------   ------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions
(Note 5)                                                 61,315,353     44,612,219
                                                       ------------   ------------

Net increase in net assets                               90,128,601     66,559,396

NET ASSETS:

Beginning of year                                       275,597,219    209,037,823
                                                       ------------   ------------

END OF YEAR (including undistributed net investment
income of $1,677,462 and $1,081,001, respectively)     $365,725,820   $275,597,219
                                                       ============   ============




The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-BlendR  Extended Term Series




                                                          FOR THE YEARS ENDED
                                                               10/31/05          10/31/04    10/31/03    10/31/02    10/31/01
                                                         --------------------   ---------   ----------  ----------  ----------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                      $              14.45   $   13.14   $   11.55   $   13.09   $   14.03
                                                         --------------------   ---------   ----------  ----------  ----------

Income (loss) from investment operations:
Net investment income                                                    0.13        0.11        0.11        0.19        0.32
Net realized and unrealized gain (loss) on investments                   1.71        1.39        1.66       (0.86)      (0.13)
                                                         --------------------   ---------   ----------  ----------  ----------

Total from investment operations                                         1.84        1.50        1.77       (0.67)       0.19
                                                         --------------------   ---------   ----------  ----------  ----------

Less distributions to shareholders:
From net investment income                                              (0.11)      (0.10)      (0.18)      (0.25)      (0.35)
From net realized gain on investments                                   (0.36)      (0.09)          -       (0.62)      (0.78)
                                                         --------------------   ---------   ----------  ----------  ----------

Total distributions to shareholders                                     (0.47)      (0.19)      (0.18)      (0.87)      (1.13)
                                                         --------------------   ---------   ----------  ----------  ----------

NET ASSET VALUE - END OF YEAR                            $              15.82   $   14.45   $   13.14   $   11.55   $   13.09
                                                         ====================   =========   ==========  ==========  ==========

Total return1                                                           12.92%      11.52%      15.45%     (5.74%)       1.37%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
Expenses*                                                                1.17%       1.17%       1.17%       1.19%       1.20%
Net investment income                                                    0.89%       0.86%       0.90%       1.61%       2.26%

Portfolio turnover                                                         71%         50%         67%         82%         75%

NET ASSETS - END OF YEAR (000's omitted)                 $            365,726   $ 275,597   $ 209,038   $ 156,182   $  87,460
                                                         ====================   =========   ==========  ==========  ==========




*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:.



0.01%  0.04%  N/A  N/A  0.03%




1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the year.


The accompanying notes are an integral part of the financial statements.

Performance Update - Pro-BlendR  Maximum Term Series (unaudited)




                                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                                        AS OF OCTOBER 31, 2005
                                                      ----------------------------------------------------------
                                                                   ONE                FIVE    TEN       SINCE
                                                                  YEAR                YEAR    YEAR   INCEPTION1
Exeter Fund, Inc. - Pro-BlendR  Maximum Term Series2                         14.84%   6.13%  11.60%       11.60%

Standard & Poor's (S&P) 500 Total Return Index3                               8.71%  -1.74%   9.34%        9.34%

85%/15% Blended Index3                                                        7.56%  -0.33%   9.08%        9.08%




The following graph compares the value of a $10,000 investment in the Exeter Fund, Inc. - Pro-BlendR Maximum Term Series from its inception1 (11/1/95) to present (10/31/05) to the S&P 500 Total Return Index and an 85%/15% Blended Index.

Data  for  line  chart  to  follow:

<graphic>
<line  chart>



                 Exeter Fund, Inc.                S&P 500
Date      Pro-BlendR  Maximum Term Series   Total Return Index   85%/15% Blended Index
--------  --------------------------------  -------------------  ----------------------
11/1/95   $                         10,000  $            10,000  $               10,000
10/31/96                            11,521               12,408                  12,114
10/31/97                            14,604               16,392                  15,565
10/31/98                            13,730               19,996                  18,764
10/31/99                            17,345               25,127                  22,788
10/31/00                            22,263               26,656                  24,243
10/31/01                            20,926               20,022                  19,482
10/31/02                            18,692               16,999                  17,158
10/31/03                            22,656               20,532                  20,364
10/31/04                            26,100               22,464                  22,168
10/31/05                            29,973               24,421                  23,844




1Performance numbers for the Series and Indices are calculated from November 1, 1995, the Series' inception date.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results. 3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The 85%/15% Blended Index is 85% S&P 500 Total Return Index and 15% Lehman Brothers U.S. Government/Credit Bond Index. The Lehman Brothers U.S. Government/Credit Bond Index is a market value weighted measure of over 3,000 investment grade corporate, government and mortgage-backed securities with maturities greater than one year. Both Indices' returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses. Because the Series' asset allocation will vary over time, the composition of the Series' portfolio may not match the composition of the comparative Indices' portfolios.

Shareholder Expense Example - Pro-BlendR Maximum Term Series (unaudited)


As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.



                               BEGINNING         ENDING       EXPENSES PAID
                             ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*
                                 5/1/05         10/31/05     5/1/05-10/31/05

Actual                       $     1,000.00  $     1,083.20  $           6.30
Hypothetical
(5% return before expenses)  $     1,000.00  $     1,019.16  $           6.11



*Expenses are equal to the Series' annualized expense ratio (for the six-month period) of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series' total return would have been lower had certain expenses not been waived during the period.

Portfolio Composition - Pro-BlendR Maximum Term Series (unaudited)


As  of  October  31,  2005


Data  for  pie  chart  to  follow:

<graphic>
<pie  chart>

ASSET ALLOCATION*




Common Stocks                                                     86.03%
U.S. Treasury Bonds1                                               5.80%
Cash, short-term investments, and other assets, less liabilities   8.17%



*As  a  percentage  of  net  assets.
1A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.


STOCK SECTOR ALLOCATION*



Health Care                 16.02%
Consumer Discretionary      14.80%
Consumer Staples            10.68%
Financials                   9.41%
Information Technology       9.28%
Industrials                  7.84%
Energy                       7.55%
Materials                    5.73%
Telecommunication Services   3.00%
Utilities                    1.81%



*As a percentage of total investments.


TOP TEN STOCK HOLDINGS*



Vodafone Group plc - ADR (United Kingdom)  2.74%
Emdeon Corp.                               2.73%
Unilever plc - ADR (United Kingdom)        2.67%
Novartis AG - ADR (Switzerland)            2.57%
Time Warner, Inc.                          2.50%
Nestle S.A. (Switzerland)                  2.13%
Symantec Corp.                             2.12%
The Bank of New York Co., Inc.             1.92%
Wachovia Corp.                             1.91%
International Game Technology              1.90%



*As a percentage of total investments.

Investment Portfolio - October 31, 2005




                                                                           VALUE
PRO-BLENDR MAXIMUM TERM SERIES                                  SHARES    (NOTE 2)
--------------------------------------------------------------  -------  ----------

COMMON STOCKS - 86.03%
CONSUMER DISCRETIONARY - 14.79%
AUTO COMPONENTS - 0.09%
Autoliv, Inc. (Sweden) (Note 7)                                   2,375  $  102,030
Azure Dynamics Corp.* (Canada) (Note 7)                          56,675      58,077
                                                                       ------------
                                                                            160,107
                                                                       ------------

AUTOMOBILES - 0.03%
Bayerische Motoren Werke AG (BMW) (Germany) (Note 7)              1,175      51,096
                                                                       ------------

DIVERSIFIED CONSUMER SERVICES - 1.36%
Career Education Corp.*                                          69,200   2,462,828
Corinthian Colleges, Inc.*                                        6,450      80,238
                                                                       ------------
                                                                          2,543,066
                                                                       ------------

HOTELS, RESTAURANTS & LEISURE - 3.14%
Carnival Corp.                                                   43,800   2,175,546
Club Mediterranee S.A.* (France) (Note 7)                         3,325     145,229
International Game Technology                                   133,775   3,543,700
                                                                       ------------
                                                                          5,864,475
                                                                       ------------

HOUSEHOLD DURABLES - 0.13%
Interface, Inc. - Class A*                                       13,975     107,887
Sony Corp. - ADR (Japan) (Note 7)                                 4,075     133,660
                                                                       ------------
                                                                            241,547
                                                                       ------------

LEISURE EQUIPMENT & PRODUCTS - 1.17%
K2, Inc.*                                                         1,475      14,794
Marvel Entertainment, Inc.*                                     118,400   2,083,840
Sega Sammy Holdings, Inc. (Japan) (Note 7)                        1,200      42,890
Sega Sammy Holdings, Inc. (New) - When Issued (Japan) (Note 7)    1,200      43,200
                                                                       ------------
                                                                          2,184,724
                                                                       ------------

MEDIA - 7.14%
Acme Communications, Inc.*                                       12,250      47,899
Comcast Corp. - Class A*                                         74,775   2,080,988
DreamWorks Animation SKG, Inc. - Class A*                         1,875      48,075
The E.W. Scripps Co. - Class A                                   40,975   1,876,655
Gannett Co., Inc.                                                28,800   1,804,608
GCap Media plc (United Kingdom) (Note 7)                         19,700     118,540
Harris Interactive, Inc.*                                        45,225     188,588
Impresa S.A. (SGPS)* (Portugal) (Note 7)                          9,075      50,566
The McGraw-Hill Companies, Inc.                                     850      41,599
News Corp. - Class A                                              5,400      76,950
Pearson plc (United Kingdom) (Note 7)                           173,000   1,922,767




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                       VALUE
PRO-BLENDR MAXIMUM TERM SERIES                             SHARES     (NOTE 2)
---------------------------------------------------------  -------  -----------

CONSUMER DISCRETIONARY (continued)
MEDIA (continued)
Reed Elsevier plc - ADR (United Kingdom) (Note 7)            3,550  $   129,468
Time Warner, Inc.                                          261,375    4,660,316
VNU N.V. (Netherlands) (Note 7)                              5,997      190,649
Wolters Kluwer N.V. (Netherlands) (Note 7)                   4,150       76,931
                                                                  -------------
                                                                     13,314,599
                                                                  -------------

MULTILINE RETAIL - 0.02%
Don Quijote Co. Ltd. (Japan) (Note 7)                          600       43,096
                                                                  -------------

SPECIALTY RETAIL - 1.67%
Build-A-Bear Workshop, Inc.*                                 2,575       61,697
Douglas Holding AG (Germany) (Note 7)                        5,075      192,718
Kingfisher plc (United Kingdom) (Note 7)                    22,900       85,920
KOMERI Co. Ltd. (Japan) (Note 7)                             1,100       38,655
Office Depot, Inc.*                                         95,000    2,615,350
Pier 1 Imports, Inc.                                         4,800       49,536
RadioShack Corp.                                             3,075       67,957
                                                                  -------------
                                                                      3,111,833
                                                                  -------------

TEXTILES, APPAREL & LUXURY GOODS - 0.04%
LVMH S.A. (Louis Vuitton Moet Hennessy) (France) (Note 7)      850       68,803
                                                                  -------------

TOTAL CONSUMER DISCRETIONARY                                         27,583,346
                                                                  -------------

CONSUMER STAPLES - 10.66%
BEVERAGES - 1.66%
The Coca-Cola Co.                                           68,700    2,938,986
Diageo plc (United Kingdom) (Note 7)                         2,275       33,619
Grupo Modelo S.A. de C.V. - Series C (Mexico) (Note 7)      10,800       33,170
Kirin Brewery Co. Ltd. (Japan) (Note 7)                      6,000       66,243
Scottish & Newcastle plc (United Kingdom) (Note 7)           4,075       33,716
                                                                  -------------
                                                                      3,105,734
                                                                  -------------

FOOD & STAPLES RETAILING - 2.26%
Carrefour S.A. (France) (Note 7)                            51,400    2,285,074
FamilyMart Co. Ltd. (Japan) (Note 7)                         2,000       59,283
Metro AG (Germany) (Note 7)                                  1,275       57,691
Pathmark Stores, Inc.*                                       6,775       66,056
Tesco plc (United Kingdom) (Note 7)                          6,600       35,129
Wal-Mart Stores, Inc.                                       36,225    1,713,805
                                                                  -------------
                                                                      4,217,038
                                                                  -------------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                             VALUE
PRO-BLENDR MAXIMUM TERM SERIES                                   SHARES     (NOTE 2)
---------------------------------------------------------------  -------  -----------

CONSUMER STAPLES (continued)
FOOD PRODUCTS - 4.98%
Cadbury Schweppes plc (United Kingdom) (Note 7)                   14,250  $   140,220
Groupe Danone (France) (Note 7)                                      400       40,790
The Hain Celestial Group, Inc.*                                    5,600      108,192
Lancaster Colony Corp.                                               375       15,034
Nestle S.A. (Switzerland) (Note 7)                                13,350    3,977,036
Suedzucker AG (Germany) (Note 7)                                   1,475       31,037
Unilever plc - ADR (United Kingdom) (Note 7)                     122,582    4,976,829
                                                                        -------------
                                                                            9,289,138
                                                                        -------------

HOUSEHOLD PRODUCTS - 0.13%
Henkel KgaA (Germany) (Note 7)                                       550       47,176
Kao Corp. (Japan) (Note 7)                                         2,000       47,685
Kimberly-Clark de Mexico S.A. de C.V. - ADR (Mexico) (Note 7)      6,925      114,508
Reckitt Benckiser plc (United Kingdom) (Note 7)                    1,175       35,497
                                                                        -------------
                                                                              244,866
                                                                        -------------

PERSONAL PRODUCTS - 1.63%
Clarins S.A. (France) (Note 7)                                     3,771      207,348
The Estee Lauder Companies, Inc. - Class A                        85,300    2,829,401
                                                                        -------------
                                                                            3,036,749
                                                                        -------------

TOTAL CONSUMER STAPLES                                                     19,893,525
                                                                        -------------

ENERGY - 7.54%
ENERGY EQUIPMENT & SERVICES - 5.59%
Abbot Group plc (United Kingdom) (Note 7)                         33,125      145,974
Baker Hughes, Inc.                                                17,100      939,816
Compagnie Generale de Geophysique S.A. (CGG)* (France) (Note 7)      775       67,561
Cooper Cameron Corp.*                                             19,725    1,454,324
Helmerich & Payne, Inc.                                            2,350      130,190
National-Oilwell Varco, Inc.*                                     31,261    1,952,875
Pride International, Inc.*                                         8,625      242,104
Schlumberger Ltd.                                                 36,500    3,313,105
Scomi Group Berhad (Malaysia) (Note 7)                           198,000       55,080
Smedvig ASA - Class A (Norway) (Note 7)                            5,500      116,708
Transocean, Inc.*                                                 16,650      957,209
Weatherford International Ltd.*                                   16,925    1,059,505
                                                                        -------------
                                                                           10,434,451
                                                                        -------------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                          VALUE
PRO-BLENDR MAXIMUM TERM SERIES                                SHARES     (NOTE 2)
------------------------------------------------------------  -------  -----------

ENERGY (continued)
OIL, GAS & CONSUMABLE FUELS - 1.95%
Amerada Hess Corp.                                             24,450  $ 3,058,695
BP plc (United Kingdom) (Note 7)                                3,450       38,100
Eni S.p.A. (Italy) (Note 7)                                     7,075      189,566
Forest Oil Corp.*                                               1,700       74,256
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil) (Note 7)    2,625      150,596
Royal Dutch Shell plc - Class B (United Kingdom) (Note 7)       1,264       41,228
Total S.A. (France) (Note 7)                                      300       75,277
                                                                     -------------
                                                                         3,627,718
                                                                     -------------

TOTAL ENERGY                                                            14,062,169
                                                                     -------------

FINANCIALS - 9.40%
CAPITAL MARKETS - 3.63%
The Bank of New York Co., Inc.                                114,200    3,573,318
The Charles Schwab Corp.                                        3,425       52,060
Deutsche Bank AG (Germany) (Note 7)                             2,125      198,541
Franklin Resources, Inc.                                          475       41,976
Janus Capital Group, Inc.                                       3,775       66,251
Mellon Financial Corp.1                                           650       20,598
Merrill Lynch & Co., Inc.                                       1,025       66,358
Piper Jaffray Companies, Inc.*                                    625       21,469
SEI Investments Co.                                            68,225    2,647,130
State Street Corp.                                                775       42,803
T. Rowe Price Group, Inc.                                         600       39,312
                                                                     -------------
                                                                         6,769,816
                                                                     -------------

COMMERCIAL BANKS - 5.16%
Banca Intesa S.p.A. (Italy) (Note 7)                           13,450       62,776
Banco BPI S.A. (Portugal) (Note 7)                             10,125       43,071
Bank of America Corp.                                           1,675       73,264
BNP Paribas S.A. (France) (Note 7)                                650       49,265
The Chugoku Bank Ltd. (Japan) (Note 7)                          5,000       77,240
Commerzbank AG (Germany) (Note 7)                               5,825      152,096
Fifth Third Bancorp                                               550       22,093
The Hachijuni Bank Ltd. (Japan) (Note 7)                        9,000       75,238
KeyCorp.                                                        1,125       36,270
M&T Bank Corp.                                                    350       37,653
Marshall & Ilsley Corp.                                         1,275       54,774
Mitsubishi UFJ Financial Group, Inc. (Japan) (Note 7)               6       74,749
North Fork Bancorporation, Inc.                                 1,975       50,046
PNC Financial Services Group, Inc.                             41,725    2,533,125




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                    VALUE
PRO-BLENDR MAXIMUM TERM SERIES                            SHARES   (NOTE 2)
--------------------------------------------------------  ------  ----------

FINANCIALS (continued)
COMMERCIAL BANKS (continued)
Societe Generale (France) (Note 7)                           300  $   34,241
The Sumitomo Trust and Banking Co. Ltd. (Japan) (Note 7)   9,000      76,244
TCF Financial Corp.                                          750      20,325
U.S. Bancorp                                              82,950   2,453,661
UniCredito Italiano S.p.A. (Italy) (Note 7)               12,925      72,135
Wachovia Corp.                                            70,475   3,560,397
Wells Fargo & Co.                                            300      18,060
Zions Bancorporation                                         775      56,939
                                                                ------------
                                                                   9,633,662
                                                                ------------

CONSUMER FINANCE - 0.07%
Capital One Financial Corp.                                  475      36,266
MoneyGram International, Inc.                              2,275      55,283
Takefuji Corp. (Japan) (Note 7)                              450      31,356
                                                                ------------
                                                                     122,905
                                                                ------------

DIVERSIFIED FINANCIAL SERVICES - 0.15%
Citigroup, Inc.                                            2,025      92,704
ING Groep N.V. (Netherlands) (Note 7)                      2,575      74,209
JPMorgan Chase & Co.                                       1,625      59,507
Moody's Corp.                                                425      22,635
Principal Financial Group, Inc.                              450      22,334
                                                                ------------
                                                                     271,389
                                                                ------------

INSURANCE - 0.34%
Allianz AG (Germany) (Note 7)                              1,025     144,246
Ambac Financial Group, Inc.                                  275      19,495
American International Group, Inc.*                        1,600     103,680
Assicurazioni Generali S.p.A. (Italy) (Note 7)             2,275      67,635
Axa (France) (Note 7)                                      3,575     103,499
Marsh & McLennan Companies, Inc.                             700      20,405
MBIA, Inc.                                                   650      37,856
Muenchener Rueckver AG (Germany) (Note 7)                  1,100     129,044
Torchmark Corp.                                              350      18,491
                                                                ------------
                                                                     644,351
                                                                ------------

REAL ESTATE - 0.01%
Friedman, Billings, Ramsey Group, Inc. - Class A           1,725      15,301
                                                                ------------

THRIFTS & MORTGAGE FINANCE - 0.04%
BankAtlantic Bancorp, Inc. - Class A                       1,425      19,793
Flagstar Bancorp, Inc.                                     3,025      40,595




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                              VALUE
PRO-BLENDR  MAXIMUM TERM SERIES                    SHARES    (NOTE 2)
------------------------------------------------  -------  -----------

FINANCIALS (continued)
THRIFTS & MORTGAGE FINANCE (continued)
New York Community Bancorp, Inc.                    1,025  $    16,574
                                                         -------------
                                                                76,962
                                                         -------------

TOTAL FINANCIALS                                            17,534,386
                                                         -------------

HEALTH CARE - 16.01%
BIOTECHNOLOGY - 0.42%
Affymetrix, Inc.*                                   1,625       73,824
Caliper Life Sciences, Inc.*                       17,700      115,404
Charles River Laboratories International, Inc.*     4,875      213,330
Millennium Pharmaceuticals, Inc.*                  27,325      249,204
Neurocrine Biosciences, Inc.*                       1,600       84,512
Xenogen Corp.*                                     18,375       49,796
                                                         -------------
                                                               786,070
                                                         -------------

HEALTH CARE EQUIPMENT & SUPPLIES - 4.40%
Align Technology, Inc.*                            20,775      153,319
Biomet, Inc.                                        5,900      205,497
Boston Scientific Corp.                           130,200    3,270,624
DENTSPLY International, Inc.                       28,125    1,550,813
PerkinElmer, Inc.                                 104,075    2,296,935
Thermo Electron Corp.*                              3,675      110,948
Wright Medical Group, Inc.*                        15,400      286,594
Zimmer Holdings, Inc.*                              3,100      197,687
Zoll Medical Corp.*                                 5,225      129,684
                                                         -------------
                                                             8,202,101
                                                         -------------

HEALTH CARE PROVIDERS & SERVICES - 4.18%
American Healthways, Inc.*                          1,550       62,868
AMERIGROUP Corp.*                                   7,575      126,654
AmerisourceBergen Corp.                             1,625      123,939
AMICAS, Inc.*                                      74,750      328,153
AMN Healthcare Services, Inc.*                     16,000      264,000
Cardinal Health, Inc.                               2,350      146,899
Cross Country Healthcare, Inc.*                    11,950      217,132
Eclipsys Corp.*                                    10,925      174,800
Emdeon Corp.*                                     553,925    5,096,110
Express Scripts, Inc.*                              2,750      207,377
HCA, Inc.                                           3,625      174,689
McKesson Corp.                                      2,950      134,019
Medical Staffing Network Holdings, Inc.*            4,525       23,032
Omnicell, Inc.*                                    19,125      202,725
Patterson Companies, Inc.*                          5,100      211,038
Tenet Healthcare Corp.*                            13,250      111,565




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                                      VALUE
PRO-BLENDR MAXIMUM TERM SERIES                                            SHARES     (NOTE 2)
------------------------------------------------------------------------  -------  -----------

HEALTH CARE (continued)
HEALTH CARE PROVIDERS & SERVICES (continued)
Triad Hospitals, Inc.*                                                      4,625  $   190,226
                                                                                 -------------
                                                                                     7,795,226
                                                                                 -------------

PHARMACEUTICALS - 7.01%
AstraZeneca plc (United Kingdom) (Note 7)                                     675       30,259
Bristol-Myers Squibb Co.                                                    4,925      104,262
GlaxoSmithKline plc (United Kingdom) (Note 7)                              12,050      313,278
GlaxoSmithKline plc - ADR (United Kingdom) (Note 7)                        62,825    3,266,272
Novartis AG - ADR (Switzerland) (Note 7)                                   88,875    4,783,253
Pfizer, Inc.                                                               76,075    1,653,870
Sanofi-Aventis (France) (Note 7)                                              562       44,986
Sanofi-Aventis - ADR (France) (Note 7)                                      3,250      130,390
Schering AG (Germany) (Note 7)                                              5,525      339,768
Schering-Plough Corp.                                                     101,325    2,060,951
Shire Pharmaceuticals Group plc (United Kingdom) (Note 7)                   3,500       41,316
Takeda Pharmaceutical Co. Ltd. (Japan) (Note 7)                               800       43,715
Valeant Pharmaceuticals International                                       7,775      133,419
Wyeth                                                                       2,950      131,452
                                                                                 -------------
                                                                                    13,077,191
                                                                                 -------------

TOTAL HEALTH CARE                                                                   29,860,588
                                                                                 -------------

INDUSTRIALS - 7.83%
AEROSPACE & DEFENSE - 1.33%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)   64,175    2,489,348
                                                                                 -------------

AIR FREIGHT & LOGISTICS - 1.18%
TNT N.V. (Netherlands) (Note 7)                                             6,000      141,566
United Parcel Service, Inc. - Class B                                      28,275    2,062,378
                                                                                 -------------
                                                                                     2,203,944
                                                                                 -------------


AIRLINES - 1.91%
AirTran Holdings, Inc.*                                                     7,650      114,444
Continental Airlines, Inc. - Class B*                                       2,500       32,375
Deutsche Lufthansa AG* (Germany) (Note 7)                                   5,200       69,664
JetBlue Airways Corp.*                                                     55,800    1,038,438
Southwest Airlines Co.                                                    143,900    2,303,839
                                                                                 -------------
                                                                                     3,558,760
                                                                                 -------------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                          VALUE
PRO-BLENDR  MAXIMUM TERM SERIES                                SHARES    (NOTE 2)
------------------------------------------------------------  -------  -----------

INDUSTRIALS (continued)
COMMERCIAL SERVICES & SUPPLIES - 1.19%
ChoicePoint, Inc.*                                                950  $    40,147
The Dun & Bradstreet Corp.*                                    32,950    2,086,394
Herman Miller, Inc.                                             1,375       37,689
Quebecor World, Inc. (Canada) (Note 7)                          4,125       61,091
                                                                     -------------
                                                                         2,225,321
                                                                     -------------

CONSTRUCTION & ENGINEERING - 0.10%
Hochtief AG (Germany) (Note 7)                                  1,200       48,646
Infrasource Services, Inc.*                                     2,925       37,849
Koninklijke Boskalis Westminster N.V. (Netherlands) (Note 7)    1,968       97,749
                                                                     -------------
                                                                           184,244
                                                                     -------------

ELECTRICAL EQUIPMENT - 0.92%
ABB (Asea Brown Boveri) Ltd. - ADR* (Switzerland) (Note 7)     12,075       94,064
Gamesa Corporacion Tecnologica S.A. (Spain) (Note 7)          107,750    1,495,165
General Cable Corp.*                                            3,375       54,844
Global Power Equipment Group, Inc.*                             5,050       31,663
Plug Power, Inc.*                                               8,200       47,560
                                                                     -------------
                                                                         1,723,296
                                                                     -------------

INDUSTRIAL CONGLOMERATES - 0.12%
Siemens AG (Germany) (Note 7)                                   2,200      163,289
Sonae S.A. (SGPS) (Portugal) (Note 7)                          33,275       53,829
                                                                     -------------
                                                                           217,118
                                                                     -------------

MACHINERY - 1.08%
AGCO Corp.*                                                   104,150    1,665,358
FANUC Ltd. (Japan) (Note 7)                                       500       39,093
Gardner Denver, Inc.*                                           1,350       65,610
The Greenbrier Companies, Inc.                                  1,675       46,146
MAN AG (Germany) (Note 7)                                       2,350      108,894
Wabtec Corp.                                                    3,075       83,640
                                                                     -------------
                                                                         2,008,741
                                                                     -------------

TOTAL INDUSTRIALS                                                       14,610,772
                                                                     -------------

INFORMATION TECHNOLOGY - 9.27%
COMMUNICATIONS EQUIPMENT - 2.24%
Cisco Systems, Inc.*                                          171,250    2,988,312
Marconi Corp. plc* (United Kingdom) (Note 7)                   30,975      204,201
Nokia Oyj - ADR (Finland) (Note 7)                             20,850      350,697
Packeteer, Inc.*                                               26,675      210,466




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                                VALUE
PRO-BLENDR  MAXIMUM TERM SERIES                                      SHARES    (NOTE 2)
-------------------------------------------------------------------  -------  ----------

INFORMATION TECHNOLOGY (continued)
COMMUNICATIONS EQUIPMENT (continued)
Polycom, Inc.*                                                        13,125  $  200,813
Research In Motion Ltd. (RIM)* (Canada) (Note 7)                       3,575     219,827
                                                                            ------------
                                                                               4,174,316
                                                                            ------------

COMPUTERS & PERIPHERALS - 0.21%
EMC Corp.*                                                            11,975     167,171
International Business Machines (IBM) Corp.                            2,725     223,123
                                                                            ------------
                                                                                 390,294
                                                                            ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.15%
Celestica, Inc.* (Canada) (Note 7)                                     9,725      92,971
DTS, Inc.*                                                            13,075     211,815
KEYENCE Corp. (Japan) (Note 7)                                           200      45,777
Mettler-Toledo International, Inc.* (Switzerland) (Note 7)             1,575      81,270
Solectron Corp.*                                                     484,700   1,710,991
                                                                            ------------
                                                                               2,142,824
                                                                            ------------

INTERNET SOFTWARE & SERVICES - 0.12%
Corillian Corp.*                                                      20,150      63,674
Online Resources Corp.*                                               13,200     158,400
                                                                            ------------
                                                                                 222,074
                                                                            ------------

IT SERVICES - 1.34%
Automatic Data Processing, Inc.                                          475      22,164
The BISYS Group, Inc.*2                                                5,025      63,717
CheckFree Corp.*                                                         600      25,500
First Data Corp.                                                      58,300   2,358,235
Fiserv, Inc.*                                                            875      38,220
                                                                            ------------
                                                                               2,507,836
                                                                            ------------

OFFICE ELECTRONICS - 0.02%
Canon, Inc. (Japan) (Note 7)                                             600      31,291
                                                                            ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.69%
ATI Technologies, Inc.* (Canada) (Note 7)                              6,025      87,061
Cabot Microelectronics Corp.*                                          8,575     252,105
Cymer, Inc.*                                                           9,225     321,491
Exar Corp.*                                                            9,475     119,290
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan) (Note 7)   32,168     259,917
Zoran Corp.*                                                          17,500     256,900
                                                                            ------------
                                                                               1,296,764
                                                                            ------------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                                               VALUE
PRO-BLENDR  MAXIMUM TERM SERIES                                    SHARES     (NOTE 2)
-----------------------------------------------------------------  -------  -----------

INFORMATION TECHNOLOGY (continued)
SOFTWARE - 3.50%
Amdocs Ltd.* (Guernsey) (Note 7)                                    14,825  $   392,418
Blackbaud, Inc.                                                     15,609      224,770
F-Secure Oyj* (Finland) (Note 7)                                    19,725       44,436
Opsware, Inc.*                                                      11,000       56,540
RADWARE Ltd.* (Israel) (Note 7)                                     12,200      224,602
SAP AG (Germany) (Note 7)                                              850      145,479
SAP AG - ADR (Germany) (Note 7)                                      2,325       99,836
Symantec Corp.*                                                    165,975    3,958,504
Synopsys, Inc.*                                                     65,550    1,242,173
Verity, Inc.*                                                       14,350      142,783
                                                                          -------------
                                                                              6,531,541
                                                                          -------------

TOTAL INFORMATION TECHNOLOGY                                                 17,296,940
                                                                          -------------

MATERIALS - 5.73%
CHEMICALS - 4.92%
Air Liquide S.A. (France) (Note 7)                                     330       59,988
Bayer AG (Germany) (Note 7)                                          3,100      107,504
Degussa AG (Germany) (Note 7)                                          725       29,972
Engelhard Corp.                                                    119,200    3,242,240
Lanxess* (Germany) (Note 7)                                          1,497       43,519
Lonza Group AG (Switzerland) (Note 7)                               40,250    2,320,074
Minerals Technologies, Inc.                                         28,575    1,527,620
Nalco Holding Co.*                                                 108,875    1,850,875
                                                                          -------------
                                                                              9,181,792
                                                                          -------------

PAPER & FOREST PRODUCTS - 0.81%
Aracruz Celulose S.A. - ADR (Brazil) (Note 7)                       34,475    1,320,393
Sappi Ltd. - ADR (South Africa) (Note 7)                            18,675      182,642
                                                                          -------------
                                                                              1,503,035
                                                                          -------------

TOTAL MATERIALS                                                              10,684,827
                                                                          -------------

TELECOMMUNICATION SERVICES - 2.99%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.24%
Deutsche Telekom AG (Germany) (Note 7)                               5,575       98,537
Singapore Telecommunications Ltd. (Singapore) (Note 7)             228,000      313,712
Telefonos de Mexico S.A. de C.V. (Telmex) - ADR (Mexico) (Note 7)    1,700       34,306
                                                                          -------------
                                                                                446,555
                                                                          -------------

WIRELESS TELECOMMUNICATION SERVICES - 2.75%
Maxis Communications Berhad (Malaysia) (Note 7)                     14,000       33,382




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2005




                                                               SHARES/          VALUE
PRO-BLENDR  MAXIMUM TERM SERIES                           PRINCIPAL AMOUNT     (NOTE 2)
--------------------------------------------------------  -----------------  ------------

TELECOMMUNICATION SERVICES (continued)
WIRELESS TELECOMMUNICATION SERVICES (continued)
Vodafone Group plc - ADR (United Kingdom) (Note 7)                  194,475  $  5,106,914
                                                                           --------------
                                                                                5,140,296
                                                                           --------------

TOTAL TELECOMMUNICATION SERVICES                                                5,586,851
                                                                           --------------

UTILITIES - 1.81%
ELECTRIC UTILITIES - 1.73%
Allegheny Energy, Inc.*                                             106,150     2,999,799
E.ON AG (Germany) (Note 7)                                            2,075       187,951
Westar Energy, Inc.                                                   1,825        40,333
                                                                           --------------
                                                                                3,228,083
                                                                           --------------

MULTI-UTILITIES - 0.08%
Aquila, Inc.*                                                        22,325        79,031
National Grid plc (United Kingdom) (Note 7)                           3,378        30,878
Suez S.A. (France) (Note 7)                                           1,125        30,467
                                                                           --------------
                                                                                  140,376
                                                                           --------------

TOTAL UTILITIES                                                                 3,368,459
                                                                           --------------

TOTAL COMMON STOCKS
(Identified Cost $145,922,507)                                                160,481,863
                                                                           --------------

U.S. TREASURY BONDS - 5.80%
U.S. Treasury Bond, 5.50%, 8/15/2028
(Identified Cost $9,973,106)                              $       9,885,000    10,809,791
                                                                           --------------

SHORT-TERM INVESTMENTS - 8.07%
Dreyfus Treasury Cash Management - Institutional Shares           2,089,522     2,089,522
Federal Home Loan Bank Discount Note, 11/21/2005          $       5,000,000     4,989,917
U.S. Treasury Bill, 11/25/2005                                    8,000,000     7,982,200
                                                                           --------------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $15,061,639)                                                  15,061,639
                                                                           --------------

TOTAL INVESTMENTS - 99.90%
(Identified Cost $170,957,252)                                                186,353,293

OTHER ASSETS, LESS LIABILITIES - 0.10%                                            193,646
                                                                           --------------

NET ASSETS - 100%                                                            $186,546,939
                                                                           ==============




*Non-income  producing  security
1Mellon Financial Corp. is the parent company of Mellon Trust of New England N.A., the Fund's custodian.
2A subsidiary of the company serves as the Fund's sub-accounting services and sub-transfer agent. An employee of the company serves as an officer of the Fund (See Note 4 to Financial Statements).
ADR  -  American  Depository  Receipt


The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-BlendR  Maximum Term Series


October 31, 2005




ASSETS:
Investments, at value (identified cost $170,957,252) (Note 2)                   $186,353,293
Receivable for securities sold                                                     2,993,087
Receivable for fund shares sold                                                      638,344
Interest receivable                                                                  115,235
Dividends receivable                                                                  56,545
Foreign tax reclaims receivable                                                       51,429
                                                                                ------------

TOTAL ASSETS                                                                     190,207,933
                                                                                ------------

LIABILITIES:

Accrued management fees (Note 3)                                                     149,359
Accrued fund accounting and transfer agent fees (Note 3)                              18,910
Accrued Chief Compliance Officer services (Note 3)                                     1,537
Accrued directors' fees (Note 3)                                                         133
Due to custodian                                                                   2,993,087
Payable for securities purchased                                                     416,593
Payable for fund shares repurchased                                                   34,889
Audit fees payable                                                                    31,519
Other payables and accrued expenses                                                   14,967
                                                                                ------------

TOTAL LIABILITIES                                                                  3,660,994
                                                                                ------------

TOTAL NET ASSETS                                                                $186,546,939
                                                                                ============

NET ASSETS CONSIST OF:

Capital stock                                                                   $    111,133
Additional paid-in-capital                                                       156,148,466
Undistributed net investment income                                                  505,400
Accumulated net realized gain on investments and other assets and liabilities     14,388,708
Net unrealized appreciation on investments and other assets and liabilities       15,393,232
                                                                                ------------

TOTAL NET ASSETS                                                                $186,546,939
                                                                                ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A ($186,546,939/11,113,338 shares)                      $      16.79
                                                                                ============




The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-BlendR Maximum Term Series


For the Year Ended October 31, 2005




INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $93,569)      $ 1,963,215
Interest                                                  776,674
                                                      -----------

Total Investment Income                                 2,739,889
                                                      -----------

EXPENSES:

Management fees (Note 3)                                1,598,047
Fund accounting and transfer agent fees (Note 3)          204,785
Directors' fees (Note 3)                                    7,661
Chief Compliance Officer services (Note 3)                  5,446
Custodian fees                                             38,371
Miscellaneous                                              89,861
                                                      -----------

Total Expenses                                          1,944,171
Less reduction of expenses (Note 3)                       (24,188)
                                                      -----------

Net Expenses                                            1,919,983
                                                      -----------

NET INVESTMENT INCOME                                     819,906
                                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on -
Investments                                            14,706,488
Foreign currency and other assets and liabilities          (3,777)
                                                      -----------

                                                       14,702,711
                                                      -----------

Net change in unrealized appreciation on -
Investments                                             5,493,054
Foreign currency and other assets and liabilities          (5,067)
                                                      -----------

                                                        5,487,987
                                                      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                            20,190,698
                                                      -----------

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                            $21,010,604
                                                      ===========




The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-BlendR Maximum Term Series




                                                          FOR THE        FOR THE
                                                        YEAR ENDED     YEAR ENDED
                                                         10/31/05       10/31/04
                                                       ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                  $    819,906   $    358,299
Net realized gain on investments                         14,702,711      7,804,613
Net change in unrealized appreciation on
investments                                               5,487,987      6,686,481
                                                       ------------   ------------

Net increase from operations                             21,010,604     14,849,393
                                                       ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 8):

From net investment income                                 (510,850)      (247,271)
From net realized gain on investments                    (3,198,199)             -
                                                       ------------   ------------

Total distributions to shareholders                      (3,709,049)      (247,271)
                                                       ------------   ------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)    37,498,088     25,285,698
                                                       ------------   ------------

Net increase in net assets                               54,799,643     39,887,820

NET ASSETS:

Beginning of year                                       131,747,296     91,859,476
                                                       ------------   ------------

END OF YEAR (including undistributed net investment
income of $505,400 and $200,357, respectively)         $186,546,939   $131,747,296
                                                       ============   ============




The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-BlendR  Maximum Term Series




                                                     FOR THE YEARS ENDED
                                                          10/31/05          10/31/04    10/31/03    10/31/02    10/31/01
                                                    --------------------   ---------   ---------   ---------   ---------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                 $              15.00   $   13.05   $   10.86   $   12.85   $   16.45
                                                    --------------------   ---------   ---------   ---------   ---------

Income (loss) from investment operations:
Net investment income                                               0.08        0.04        0.04        0.11        0.15
Net realized and unrealized gain (loss) on
investments                                                         2.11        1.94        2.25       (1.36)      (0.95)
                                                    --------------------   ---------   ---------   ---------   ---------

Total from investment operations                                    2.19        1.98        2.29       (1.25)      (0.80)
                                                    --------------------   ---------   ---------   ---------   ---------

Less distributions to shareholders:
From net investment income                                         (0.05)      (0.03)      (0.10)      (0.15)      (0.56)
From net realized gain on investments                              (0.35)          -           -       (0.59)      (2.24)
                                                    --------------------   ---------   ---------   ---------   ---------

Total distributions to shareholders                                (0.40)      (0.03)      (0.10)      (0.74)      (2.80)
                                                    --------------------   ---------   ---------   ---------   ---------

NET ASSET VALUE - END OF YEAR                       $              16.79   $   15.00   $   13.05   $   10.86   $   12.85
                                                    ====================   =========   =========   =========   =========

Total return1                                                      14.84%      15.20%      21.20%    (10.68%)     (6.00%)

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
Expenses*                                                           1.20%       1.20%       1.20%       1.20%       1.20%
Net investment income                                               0.51%       0.31%       0.37%       0.97%       1.10%

Portfolio turnover                                                    61%         68%         73%         99%        109%

NET ASSETS - END OF YEAR (000's omitted)            $            186,547   $ 131,747   $  91,859   $  62,482   $  27,928
                                                    ====================   =========   =========   =========   =========




*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:



0.02%  0.06%  0.09%  0.16%  0.30%




1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the year.


The accompanying notes are an integral part of the financial statements.

Notes  to  Financial  Statements


1. ORGANIZATION

Pro-BlendR Conservative Term Series, Pro-BlendR Moderate Term Series, Pro-BlendR Extended Term Series and Pro-BlendR Maximum Term Series (each the "Series") are no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company.

The Series are asset allocation funds. Each invests in a combination of stocks, bonds and cash, and is managed according to specific goals. The goals are as follows: Pro-BlendR Conservative Term Series - primary goal is preservation of capital; secondary goal is long-term growth of capital. Pro-BlendR Moderate Term Series - equal emphasis on long-term growth of capital and preservation of capital. Pro-BlendR Extended Term Series - primary goal is long-term growth of capital; secondary goal is preservation of capital. Pro-BlendR Maximum Term Series - long-term growth of capital.

Each Series is authorized to issue five classes of shares (Class A, B, C, D and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

Shares of each Series are offered to investors and employees of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of October 31, 2005, 1.16 billion shares have been designated in total among 21 series, of which 37.5 million each have been designated as Pro-BlendR Conservative Term Series Class A, Pro-BlendR Moderate Term Series Class A and Pro-BlendR Extended Term Series Class A common stock, and 75 million have been designated as Pro-BlendR Maximum Term Series Class A common stock.

2.  SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, corporate bonds and mortgage-backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds as noted above.

Notes  to  Financial  Statements

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

Interest income, including amortization of premium and accretion of discounts, is earned from settlement date and accrued daily.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT
Each Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

In connection with its ability to purchase or sell securities on a when-issued basis, the Series may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

Notes  to  Financial  Statements

RESTRICTED  SECURITIES
Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of each applicable Series' Investment Portfolio.

FEDERAL  TAXES
Each Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders of net investment income are made semi-annually.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

INDEMNIFICATIONS
The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

OTHER
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.80% for Pro-BlendR Conservative Term Series and 1.00% for Pro-BlendR Moderate Term Series, Pro-BlendR Extended Term Series and Pro-BlendR Maximum Term Series, of the Series' average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund (except a percentage of the Fund's Chief Compliance Officer's salary, which is paid by the Fund, and the Special Assistant Secretary's salary, which is paid by BISYS Fund Services Ohio, Inc. ("BISYS")), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also

Notes  to  Financial  Statements
receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2007, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.00% for Pro-BlendR Conservative Term Series and 1.20% for Pro-BlendR Moderate Term Series, Pro-BlendR Extended Term Series and Pro-BlendR Maximum Term Series, of average daily net assets each year. In addition to its contractual agreement to limit expenses for the Pro-BlendR Extended Term Series to 1.20%, the Advisor has voluntarily agreed to waive fees and reimburse expenses during the current fiscal year in order to keep total operating expenses from exceeding 1.17% of the Series' average daily net assets. The Advisor may change or eliminate all or part of its voluntary waiver at any time. Accordingly, the Advisor waived fees of $75,408 for Pro-BlendR Conservative Term Series, $20,199 for Pro-BlendR Moderate Term Series, $34,447 for Pro-BlendR Extended Term Series and $24,188 for Pro-BlendR Maximum Term Series, for the year ended October 31, 2005, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2005, the Fund paid the Advisor an annual fee of 0.13% of the Fund's average daily net assets up to $900 million, 0.10% for the Fund's average daily net assets between $900 million and $1.5 billion, and 0.06% for the Fund's average daily net assets over $1.5 billion. Effective November 1, 2005, the fee rates were reduced as follows: 0.12% of the Fund's average daily net assets up to $900 million, 0.09% for the Fund's average daily net assets between $900 million and $1.5 billion, and 0.05% for the Fund's average daily net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund's Compliance Program, are charged. Expenses not directly attributable to a series are allocated based on each series' relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4.  PURCHASES  AND  SALES  OF  SECURITIES

For the year ended October 31, 2005, purchases and sales of securities, other than short-term securities, were as follows:



                                               PURCHASES                   SALES
                                     --------------------------  --------------------------
                                        Other                       Other
Series                                 Issuers      Government     Issuers      Government
-----------------------------------  ------------  ------------  ------------  ------------

Pro-BlendR Conservative Term Series  $  9,085,106  $ 13,551,739  $  4,822,323  $ 12,390,284
Pro-BlendR Moderate Term Series        84,317,262    71,595,044    41,897,015    50,695,739
Pro-BlendR Extended Term Series       147,731,277   102,485,509   105,084,206   110,626,043
Pro-BlendR Maximum Term Series        107,819,259     4,409,297    85,422,567     4,384,688

Notes  to  Financial  Statements


4.  PURCHASES  AND  SALES  OF  SECURITIES  (continued)

An employee of The BISYS Group, Inc. serves as an officer of the Fund. Therefore, The BISYS Group, Inc. is considered an "affiliated company", as defined in the 1940 Act. The following transactions were effected in shares of The BISYS Group, Inc. for the year ended October 31, 2005.



                                          PURCHASES           SALES
                                     ------------------  --------------- REALIZED
SERIES                                SHARES     COST     SHARES   COST   GAIN   INCOME
-----------------------------------  ---------  -------  --------  -----  -----  -------

Pro-BlendR Conservative Term Series        225  $ 3,350         -  $   -  $   -  $     -
Pro-BlendR Moderate Term Series          1,800   26,797         -      -      -        -
Pro-BlendR Extended Term Series          4,625   69,410         -      -      -        -
Pro-BlendR Maximum Term Series           2,500   37,519         -      -      -        -



5.  CAPITAL  STOCK  TRANSACTIONS

Transactions  in  Class  A  Shares:



                                                  FOR THE YEAR                  FOR THE YEAR
                                                 ENDED 10/31/05                ENDED 10/31/04
                                      ---------------------------------  --------------------------
                                          Shares            Amount         Shares        Amount
                                      ---------------  ----------------  -----------  -------------
Pro-BlendR Conservative Term Series:
Sold                                       2,486,041   $    29,174,655    1,705,424   $ 19,331,738
Reinvested                                    62,395           725,869       71,403        792,622
Repurchased                               (1,017,739)      (11,922,975)  (1,215,782)   (13,786,516)
                                      ---------------  ----------------  -----------  -------------
Total                                      1,530,697   $    17,977,549      561,045   $  6,337,844
                                      ===============  ================  ===========  =============


Pro-BlendR Moderate Term Series:
Sold                                       9,434,594   $   116,071,318    4,571,787   $ 52,889,095
Reinvested                                   237,797         2,888,656      121,039      1,353,981
Repurchased                               (2,803,293)      (34,666,397)  (2,854,389)   (33,000,110)
                                      ---------------  ----------------  -----------  -------------
Total                                      6,869,098   $    84,293,577    1,838,437   $ 21,242,966
                                      ===============  ================  ===========  =============


Pro-BlendR Extended Term Series:
Sold                                       6,716,503   $   102,280,390    7,023,464   $ 98,091,263
Reinvested                                   612,734         9,149,153      232,865      3,147,963
Repurchased                               (3,290,122)      (50,114,190)  (4,090,556)   (56,627,007)
                                      ---------------  ----------------  -----------  -------------
Total                                      4,039,115   $    61,315,353    3,165,773   $ 44,612,219
                                      ===============  ================  ===========  =============


Pro-BlendR Maximum Term Series:
Sold                                       4,007,333   $    64,636,511    3,807,625   $ 55,167,460
Reinvested                                   235,083         3,705,502       17,485        247,095
Repurchased                               (1,912,268)      (30,843,925)  (2,082,013)   (30,128,857)
                                      ---------------  ----------------  -----------  -------------
Total                                      2,330,148   $    37,498,088    1,743,097   $ 25,285,698
                                      ===============  ================  ===========  =============



The Advisor owned 27,653 shares of Pro-BlendR Conservative Term Series (0.7% of shares outstanding) valued at $329,071 and 22,295 shares of Pro-BlendR Maximum Term Series (0.2% of shares outstanding) valued at $374,333 on October 31, 2005.

Notes  to  Financial  Statements


6.  FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 2005.

7.  FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.  FEDERAL  INCOME  TAX  INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, investments in passive foreign investment companies and market discount. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The  tax  character  of  distributions  paid  were  as  follows:



                                    PRO-BLENDR CONSERVATIVE                    PRO-BLENDR MODERATE
                                          TERM SERIES                               TERM SERIES
                         ----------------------------------------------  --------------------------------
                               FOR THE YEAR            FOR THE YEAR       FOR THE YEAR     FOR THE YEAR
                              ENDED 10/31/05          ENDED 10/31/04     ENDED 10/31/05   ENDED 10/31/04
                         ------------------------  --------------------  ---------------  ---------------
Ordinary income          $                555,021  $            639,645  $     1,601,784  $     1,359,701
Long-term capital gains                   173,416               154,977        1,298,802                -





                                      PRO-BLENDR EXTENDED                   PRO-BLENDR MAXIMUM
                                          TERM SERIES                           TERM SERIES
                         -----------------------------------------  --------------------------------
                              FOR THE YEAR        FOR THE YEAR       FOR THE YEAR     FOR THE YEAR
                             ENDED 10/31/05      ENDED 10/31/04     ENDED 10/31/05   ENDED 10/31/04
                         --------------------  -------------------  ---------------  ---------------
Ordinary income          $          3,536,372  $         3,160,960  $       489,376  $       247,271
Long-term capital gains             5,666,621                    -        3,219,673                -

Notes  to  Financial  Statements

Pursuant to Section 852 of the Internal Revenue Code, as amended, each Series hereby designates the long-term capital gains disclosed previously as capital gains for its taxable year ended October 31, 2005.

At October 31, 2005, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:



                                         PRO-BLENDR      PRO-BLENDR    PRO-BLENDR     PRO-BLENDR
                                        CONSERVATIVE     MODERATE       EXTENDED        MAXIMUM
                                        TERM SERIES     TERM SERIES    TERM SERIES    TERM  SERIES
                                       --------------  -------------  -------------  --------------
Cost for federal income tax purposes   $  46,062,464   $194,034,639   $359,601,466   $ 171,305,785

Unrealized appreciation                $   1,471,456   $ 10,765,476   $ 37,037,678   $  18,775,579
Unrealized depreciation                     (477,349)    (2,816,342)    (5,371,495)     (3,728,071)
                                       --------------  -------------  -------------  --------------
Net unrealized appreciation            $     994,107   $  7,949,134   $ 31,666,183   $  15,047,508
Undistributed ordinary income                773,576      3,648,095      7,513,590       5,498,192
Undistributed long-term capital gains        960,323      6,864,043     16,371,809       9,744,449


--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For federal income tax purposes, each of the Series designate the amount disclosed below or, if different, the maximum amount allowable under the tax law as qualified dividend income ("QDI").



SERIES                                  QDI
-----------------------------------  ----------

Pro-BlendR Conservative Term Series  $   85,255
Pro-BlendR Moderate Term Series         710,614
Pro-BlendR Extended Term Series       2,083,802
Pro-BlendR Maximum Term Series          489,376



For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) is as follows:



SERIES                               DRD%
-----------------------------------  -----

Pro-BlendR Conservative Term Series   5.6%
Pro-BlendR Moderate Term Series      12.5%
Pro-BlendR Extended Term Series      19.2%
Pro-BlendR Maximum Term Series       45.5%

Report of Independent Registered Public Accounting Firm


TO THE BOARD OF DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF - PRO-BLENDR CONSERVATIVE TERM SERIES, PRO-BLENDR MODERATE TERM SERIES, PRO-BLENDR EXTENDED TERM SERIES AND PRO-BLENDR MAXIMUM TERM SERIES:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pro-BlendR Conservative Term Series, Pro-BlendR Moderate Term Series, Pro-BlendR Extended Term Series and Pro-BlendR Maximum Term Series (each a Series of Exeter Fund, Inc., hereafter collectively referred to as the "Series") at October 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/S/  PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
DECEMBER  13,  2005

Directors'  and  Officers'  Information  (unaudited)


The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.



INTERESTED DIRECTOR
Name:                                               B. Reuben Auspitz*
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                58
Current Position(s) Held with Fund:                 Principal Executive Officer, President, Chairman & Director
Term of Office1 & Length of Time Served:            Indefinite - Director since 1984; Vice President 1984 - 2003;
                                                    President since 2004; Principal Executive Officer Since 2002
Principal Occupation(s) During Past 5 Years:        Executive Vice President, Co-Executive Director, Executive
                                                    Group Member** & Chief Compliance Officer since 2004, Manning
                                                    & Napier Advisors, Inc.;  President & Director, Manning & Napier
                                                    Investor Services, Inc.;  Holds or has held one or more of the following titles for various subsidiaries and affiliates:
                                                    President, Vice President, Director, Chairman, Treasurer, Chief
                                                    Compliance Officer or Member
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

Name:                                               Stephen B. Ashley
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                65
Current Position(s) Held with Fund:                 Director, Audit Committee Member, Governance & Nominating
                                                    Committee Member
Term of Office & Length of Time Served:             Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:        Chairman, Director, President & Chief Executive Officer,
                                                    The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      Genesee Corp.
                                                    The Ashley Group
                                                    Fannie Mae
--------------------------------------------------------------------------------------------------------------------------

Name:                                               Martin F. Birmingham
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                84
Current Position(s) Held with Fund:                 Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:             Indefinite - Since 1994
Principal Occupation(s) During Past 5 Years:        Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------

Name:                                               Peter L. Faber
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                67
Current Position(s) Held with Fund:                 Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:             Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:        Partner, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      Partnership for New York City, Inc.
                                                    New York Collegium
--------------------------------------------------------------------------------------------------------------------------
Name:                                               Harris H. Rusitzky
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                70
Current Position(s) Held with Fund:                 Director, Audit Committee Member, Governance & Nominating
                                                    Committee Member
Term of Office & Length of Time Served:             Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:        President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------




Directors'  and  Officers'  Information  (unaudited)




OFFICERS
Name:                                               Jeffrey S. Coons, Ph.D., CFA
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                42
Current Position(s) Held with Fund:                 Vice President
Term of Office1 & Length of Time Served:            Since 2004
Principal Occupation(s) During Past 5 Years:        Co-Director of Research since 2002 & Executive Group Member**,
                                                    Manning & Napier Advisors, Inc.; Managing Director - Risk
                                                    Management, Manning & Napier Advisors, Inc., 1993-2002;  Holds
                                                    one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------

Name:                                               Christine Glavin
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                39
Current Position(s) Held with Fund:                 Principal Financial Officer, Chief Financial Officer
Term of Office1 & Length of Time Served:            Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:        Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------

Name:                                               Jodi L. Hedberg
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                37
Current Position(s) Held with Fund:                 Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering
                                                    Compliance Officer
Term of Office1 & Length of Time Served:            Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:        Director of Compliance, Manning & Napier Advisors, Inc. & affiliates
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------

Name:                                               Alaina V. Metz
Address:                                            290 Woodcliff Drive
                                                    Fairport, NY 14450
Age:                                                38
Current Position(s) Held with Fund:                 Special Assistant Secretary
Term of Office & Length of Time Served:             Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:        Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:  21
Other Directorships Held Outside Fund Complex:      N/A
--------------------------------------------------------------------------------------------------------------------------





*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group, which consists of six members, performs the duties of the Office of the President, effective May 1, 2003.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

(This  page  intentionally  left  blank)

(This  page  intentionally  left  blank)

LITERATURE REQUESTS (unaudited)


PROXY VOTING POLICIES AND PROCEDURES
--------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                             1-800-466-3863
On the Securities and Exchange
     Commission's (SEC) web site     http://www.sec.gov

PROXY VOTING RECORD
-------------------------------------------------------------------------------
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                             1-800-466-3863
On the SEC's web site                http://www.sec.gov

QUARTERLY PORTFOLIO HOLDINGS
-------------------------------------------------------------------------------
The Series' complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                             1-800-466-3863
On the SEC's web site                http://www.sec.gov

The Series' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (SAI)
-------------------------------------------------------------------------------
The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                             1-800-466-3863
On the SEC's web site                http://www.sec.gov
On the Advisor's web site
http://www.manningnapieradvisors.com/www/exeter_fund.asp

ADDITIONAL INFORMATION AVAILABLE AT
WWW.MANNINGNAPIERADVISORS.COM/WWW/EXETER_FUND.ASP
-------------------------------------------------------------------------------
1.     Fund  Holdings  -  Month-end
2.     Fund  Holdings  -  Quarter-end
3.     Shareholder  Report  -  Annual
4.     Shareholder  Report  -  Semi-Annual

ITEM  2:  CODE  OF  ETHICS

(A) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER AND PRINCIPAL ACCOUNTING OFFICER. A COPY OF THE REGISTRANT'S CODE OF ETHICS IS FILED HEREWITH AS EXHIBIT 12(A)(1).

(B) DURING THE PERIOD COVERED BY THIS REPORT, NO AMENDMENTS WERE MADE TO THE PROVISIONS OF THE CODE OF ETHICS ADOPTED IN 2 (A) ABOVE.

(C) DURING THE PERIOD COVERED BY THIS REPORT, NO IMPLICIT OR EXPLICIT WAIVERS TO THE PROVISIONS OF THE CODE OF ETHICS ADOPTED IN 2 (A) ABOVE WERE GRANTED.

(D)     NOT  APPLICABLE  TO  THE  REGISTRANT  DUE TO THE RESPONSE GIVEN IN 2 (C)
ABOVE.



ITEM  3:  AUDIT  COMMITTEE  FINANCIAL  EXPERT

ALL OF THE MEMBERS OF THE AUDIT COMMITTEE HAVE BEEN DETERMINED BY THE REGISTRANT'S BOARD OF DIRECTORS TO BE AUDIT COMMITTEE FINANCIAL EXPERTS. THE MEMBERS OF THE AUDIT COMMITTEE ARE: HARRIS H. RUSITZKY AND STEPHEN B. ASHLEY. ALL AUDIT COMMITTEE MEMBERS ARE INDEPENDENT UNDER APPLICABLE RULES. THIS DESIGNATION WILL NOT INCREASE THE DESIGNEE'S DUTIES, OBLIGATIONS OR LIABILITY AS COMPARED TO THEIR DUTIES, OBLIGATIONS AND LIABILITY AS A MEMBER OF THE AUDIT COMMITTEE AND OF THE BOARD.


Item 4.  Principal Accountant Fees and Services

Principal Accountant Fees and Services
--------------------------------------------------------------------------------
Aggregate fees for professional services rendered for the Exeter Fund, Inc. (Pro-Blend[R] Conservative Term Series, Pro-Blend[R] Moderate Term Series, Pro-Blend[R] Extended Term Series, Pro-Blend[R] Maximum Term Series, Tax Managed Series, Equity Series, and Overseas Series, collectively the "Fund") by PricewaterhouseCoopers LLP ("PwC") as of and for the years ended October 31, 2005 and 2004 were:



                          2005      2004
                        --------  --------
Audit Fees (a)          $171,300  $153,970
Audit Related Fees (b)         -         -
Tax Fees (c)              41,150    41,455
All Other Fees (d)             -         -
                        --------  --------
                        $212,450  $195,425
                        ========  ========



(a)     Audit Fees
These fees relate to professional services rendered by PwC for the audit of the Fund's annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)     Audit-Related Fees
These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under "Audit Fees" above.

(c)     Tax Fees
These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the preparation of the Fund's federal and state income tax returns, excise tax calculations and returns, a review of the Fund's calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)     All Other Fees
These fees relate to products and services provided by PwC other than those reported above under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2005 and 2004.


Non-Audit Services to the Fund's Service Affiliates that were Pre-Approved by the Fund's Audit Committee
--------------------------------------------------------------------------------
The Fund's Audit Committee is required to pre-approve non-audit services which meet both the following criteria:
i)     Directly  relate  to  the  Fund's operations and financial reporting; and
ii) Rendered by PwC to the Fund's advisor, Manning & Napier Advisors, Inc., and entities in a control relationship with the advisor ("service affiliate") that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.



                     2005    2004
                    ------  -------
Audit Related Fees  $6,024  $ 3,950
Tax Fees                 -    8,500
                    ------  -------
                    $6,024  $12,450
                    ======  =======


The Audit Related fees for the years ended October 31, 2005 and 2004 were for 17Ad-13 internal control examinations and a license for proprietary automated financial statement disclosure software.

The Tax fees for the year ended October 31, 2004 relate to research on liquidation issues, year-end reporting, and tender offers.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2005 and 2004.


Aggregate Fees
--------------------------------------------------------------------------------
Aggregate fees billed to the Fund for non-audit services for 2005 and 2004 were $41,150 and $41,455, respectively. Aggregate fees billed to the Fund's advisor and service affiliates for non-audit services were $47,229 and $133,605, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund's operations and financial reporting.

The Fund's Audit Committee has considered whether the provisions for non-audit services to the Fund's advisor and service affiliates, that did not require pre-approval, is compatible with maintaining PwC's independence.


ITEM 5:  AUDIT COMMITTEE OF LISTED REGISTRANTS

NOT APPLICABLE.


ITEM  6:  SCHEDULE OF INVESTMENTS

SEE INVESTMENT PORTFOLIOS UNDER ITEM 1 ON THIS FORM N-CSR.


ITEM  7:  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES

NOT APPLICABLE.


ITEM  8:  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

NOT APPLICABLE.


ITEM 9: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

NOT APPLICABLE.


ITEM  10:  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

THERE HAVE BEEN NO MATERIAL CHANGES TO THE PROCEDURE BY WHICH SHAREHOLDERS MAY RECOMMEND NOMINEES TO THE REGISTRANT'S BOARD OF DIRECTORS.


ITEM 11:  CONTROLS  AND  PROCEDURES

(a) Based on their evaluation of the Funds' disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds' Principal Executive Officer and Principal Financial Officer have concluded that the Funds' disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds' officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds' internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds' internal control over financial reporting.


ITEM  12:  EXHIBITS

(A)(1)  CODE OF ETHICS THAT IS SUBJECT TO THE DISCLOSURE OF ITEM 2 ABOVE.

(A)(2) SEPARATE CERTIFICATIONS FOR THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER, AS REQUIRED BY SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 AND RULE 30A-2(A) UNDER THE INVESTMENT COMPANY ACT OF 1940, ARE ATTACHED AS EX-99.CERT.

(A)(3)  NOT APPLICABLE.

(B) A CERTIFICATION OF THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER, AS REQUIRED BY 18 U.S.C SECTION 1350, AS
ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, AND
RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940, IS ATTACHED AS EX-99.906CERT. THE CERTIFICATION FURNISHED PURSUANT TO THIS PARAGRAPH IS
NOT DEEMED TO BE "FILED" FOR PURPOSES OF SECTION 18 OF THE SECURITIES
EXCHANGE ACT OF 1934, OR OTHERWISE SUBJECT TO THE LIABILITY OF THAT SECTION. SUCH CERTIFICATION IS NOT DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE REGISTRANT SPECIFICALLY INCORPORATES THEM BY REFERENCE.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Exeter  Fund,  Inc.

/s/ B. Reuben Auspitz

B.  Reuben  Auspitz
President  &  Principal  Executive  Officer  of  Exeter  Fund,  Inc.
December 28, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ B. Reuben Auspitz

B.  Reuben  Auspitz
President  &  Principal  Executive  Officer  of  Exeter  Fund,  Inc.
December 28, 2005

/s/ Christine Glavin

Christine  Glavin
Chief Financial Officer & Principal Financial Officer of Exeter Fund, Inc. December 28, 2005